As filed with the Securities and Exchange Commission on May 1, 2007

Registration File Nos. 33-79124 and 811-8520

U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 14	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 17	☒

(Check Appropriate Box or Boxes)

TIAA SEPARATE ACCOUNT VA-1

(Exact Name of Registrant)

730 Third Avenue

New York, New York 10017-3206

(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, Including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:
Stewart P. Greene, Esquire	Steven B. Boehm, Esquire
Teachers Insurance and Annuity	Sutherland Asbill & Brennan LLP
Association of America	1275 Pennsylvania Avenue, N.W.
730 Third Avenue	Washington, D.C. 20004-2415
New York, New York 10017-3206

Securities to be Registered: Interests in an open-end management investment company for individual and group flexible payment deferred variable annuity contracts

Approximate Date of Proposed Public Offering:

As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)
☐	On pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph 9(a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2007

Individual Deferred Variable Annuities Funded Through

TIAA SEPARATE ACCOUNT VA–1 of Teachers Insurance and

Annuity Association of America

This prospectus tells you about an individual deferred variable annuity funded through TIAA Separate Account VA-1 of Teachers Insurance and Annuity Association of America (“TIAA”). Read it carefully before investing and keep it for future reference.

Important Note: TIAA has suspended sales of its Teachers Personal Annuity contracts until further notice in those limited states where new contracts were being offered. TIAA has not been distributing new applications for the contracts since May 22, 2003. Existing contracts, or replacements for those contracts, remain in effect and existing contractowners can continue to contribute money to those contracts.

TIAA Separate Account VA-1 (the “separate account”) is a segregated investment account of TIAA. The separate account provides individual variable annuities for employees of nonprofit institutions, including governmental institutions, organized in the United States. Its main purpose is to accumulate, invest and then disburse funds for lifetime income or through other payment options. The separate account currently has only one investment portfolio, the Stock Index Account.

TIAA offers this variable annuity as part of the contract, which also has a fixed account. Whether the variable annuity is available to you is subject to approval by regulatory authorities in your state.

As with all variable annuities, your accumulation can increase or decrease depending on how well the underlying investments in the separate account do over time. TIAA does not guarantee the investment performance of the separate account, and you bear the entire investment risk.

More information about the separate account and the variable component of the contract is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2007, and in the separate account’s annual and semi-annual reports. You can request these documents by writing us at TIAA, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), by calling 800-223-1200 or by going to our website at www.tiaa-cref.org. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, the annual and semi-annual reports, material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This prospectus outlines the terms under which the contracts offered by the separate account are available. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, salesman or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

DEFINITIONS

Throughout the prospectus, the terms “TIAA,” “we,” and “our” refer to TIAA and the separate account. “You” and “your” mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you will know precisely how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation  The total value of your accumulation units.

Accumulation Period  The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

Accumulation Unit  A share of participation in the separate account.

Annuitant  The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Partner  The natural person whose life is used in determining the annuity payments to be received under a survivor income option. The annuity partner is also known as the second annuitant.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You do not have to name the same beneficiary for each of these two situations.

Business Day  Any day the New York Stock Exchange (“NYSE”) is open for trading. A business day generally ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Contract  The fixed and variable components of the individual, flexible premium, deferred annuity described in this prospectus.

Contractowner  The person (or persons) who controls all the rights and benefits under a contract.

CREF  The College Retirement Equities Fund, TIAA’s companion organization.

Eligible Institution  A nonprofit institution, including any governmental institution, organized in the United States.

Fixed Account  The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in the general account.

General Account  All of TIAA’s assets other than those allocated to TIAA Separate Account VA-1 or to any other TIAA separate account.

Income Option  Any of the ways you can receive annuity income, which must be from the fixed account.

IRC  The Internal Revenue Code of 1986, as amended.

Premium  Any amount you invest in the contract.

TIAA Separate Account VA–1 Prospectus	3

Separate Account  TIAA Separate Account VA-1, which was established by TIAA under New York law to fund your variable annuity. The account holds its assets apart from TIAA’s other assets.

Survivor Income Option  An option that continues lifetime annuity payments as long as either the annuitant or the annuity partner is alive.

TIAA  Teachers Insurance and Annuity Association of America.

Valuation Day  Any business day the NYSE is open for trading, plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

4	Prospectus TIAA Separate Account VA–1

SUMMARY

Read this summary together with the detailed information you will find in the rest of the prospectus.

This prospectus describes the variable component of the contract, which also provides fixed annuity benefits (see “The Fixed Account” below). The contract is an individual deferred annuity that is available to any employee, trustee, or retired employee of an eligible institution, or his or her spouse (or surviving spouse), as well as certain other eligible persons (see “Eligible Purchasers of the Contract” below).

THE SEPARATE ACCOUNT

TIAA Separate Account VA-1 is an open-end management investment company. The separate account has only one investment portfolio, the Stock Index Account (“SIA”). The SIA is subject to the risks involved in professional investment management, including those resulting from general economic conditions. The value of your accumulation in the SIA, as in any portfolio, can fluctuate, and you bear the entire risk of any such fluctuation.

EXPENSES

Here is a summary of the direct and indirect expenses under the contract.

CONTRACTOWNER TRANSACTION EXPENSES
Deductions from Premiums (as a percentage of premiums)	None
Charges for Transfers and Cash Withdrawals (as a percentage of transaction amount)
Transfers to the Fixed Account	None
Cash Withdrawals	None

Annual Expenses (as a percentage of average net assets)
Mortality and Expense Risk Charge(1)	0.40%
Administrative Expense Charge	0.20%
Investment Advisory Charge (after fee waiver)(2)	0.07%
Total Annual Expenses(3)	0.67%
(1)	TIAA reserves the right to increase the mortality and expense risk charge to a maximum of 1.00% per year.
(2)	Although Teachers Advisors, Inc. (“Advisors”), the separate account’s investment adviser, is entitled to an annual fee of 0.30% of the separate account’s average daily net assets, it has voluntarily agreed to waive 0.23% of this fee, so that contractowners actually pay only 0.07% of average daily net assets in investment advisory charges.
(3)	If we imposed the full amount of the administrative expense, investment advisory and mortality and expense risk charges, total annual expenses would be 1.50%. TIAA guarantees that total annual expenses will never exceed this level.

You will receive at least three months’ notice before we raise any of these charges. Premium taxes apply to certain contracts (see “Other Charges,” below).

TIAA Separate Account VA–1 Prospectus	5

The table below gives an example of the expenses you would incur on a hypothetical investment of $1,000 over several periods. The table assumes a 5% annual return on assets.

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
If you withdraw your entire accumulation at the end of the applicable time period:	$7	$21	$37	$83
If you annuitize at the end of the applicable time period:	$7	$21	$37	$83
If you do not withdraw your entire accumulation:	$7	$21	$37	$83

The table above is designed to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that this table does not represent actual past or future expenses or investment performance. Actual expenses may be higher or lower than those shown. For more information, see “Charges” below.

“Free Look” Right. Until the end of the period of time specified in the contract (the “free look” period), you can examine the contract and return it to TIAA for a refund. The time period will depend on the state in which you live. In states that permit it, we will refund the accumulation value calculated on the date that you mailed or delivered the contract and the refund request to us. In states that do not allow us to refund accumulation value only, we will refund the premiums you paid to the contract. If you live in a state that requires refund of premiums, your premiums and transfers allocated to the separate account during the “free look” period cannot exceed $10,000. We will consider the contract returned on the date it is postmarked and properly addressed or, if it is not postmarked, on the day we receive it. We will send you the refund within seven (7) days after we get written notice of cancellation and the returned contract. We will cancel the contract as of the date of issue.

Restrictions on Transfers and Cash Withdrawals. Currently, you can transfer funds from the separate (variable) account to the fixed account as often as you like, but you can transfer from the fixed account to the separate account no more than once every 180 days. After you have been given three months’ notice, we may limit the number of transfers from the separate account to one in any 90-day period. All transfers must be for at least $250 or your entire account balance. All cash withdrawals must be for at least $1,000 or your entire account balance.

You May Have to Pay a Tax Penalty if You Want to Make a Cash Withdrawal Before Age 59 1/2. For more information, see “Income Options” and “Federal Income Taxes” below.

6	Prospectus TIAA Separate Account VA–1

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a nonprofit stock life insurance company, organized under the laws of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Duff & Phelps Credit Rating Company, Aaa from Moody’s Investor’s Service, Inc. and AAA from Standard and Poor’s.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.2 million people at over 15,000 institutions. As of December 31, 2006, TIAA’s assets were approximately $183.7 billion; the combined assets for TIAA and CREF totaled approximately $382.2 billion (although CREF does not stand behind TIAA’s guarantees). TIAA is the parent company of Advisors, the separate account’s investment adviser.

THE SEPARATE ACCOUNT

TIAA Separate Account VA-1 was established on February 16, 1994, as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is governed by a management committee. As an “open-end” diversified management investment company, the separate account has no limit on how many units of participation it can issue. The separate account is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (“NYID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

TIAA Separate Account VA–1 Prospectus	7

The contract accepts only after-tax dollars. Like earnings from other annuity products, earnings on accumulations in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

The separate account currently consists of a single investment portfolio, the SIA, but we can add new investment portfolios in the future. We do not guarantee that the separate account, or any investment portfolio added in the future, will always be available. We reserve the right, subject to any applicable law, to change the separate account and its investments. We can add or close portfolios, substitute one portfolio for another with the same or different fees and charges, or combine portfolios, subject to the requirements of applicable law. We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law; (ii) deregister under the 1940 Act if registration is no longer required; or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or accounts of TIAA or another insurance company or transfer a contract to another insurance company.

INVESTMENT OBJECTIVE

The separate account currently consists solely of the SIA. The investment objective of the SIA is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index. Of course, there is no guarantee that the SIA will meet its investment objective.

INVESTMENT MIX

The SIA seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000® Index (the “Index”), a broad market index (see “Russell 3000® Index” below).

Although the SIA invests in stocks in the Index, it does not necessarily invest in all 3,000 stocks in the index. Rather, we approach full replication of the Index to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in the portfolio even if it performs poorly, unless the company is removed from the Index.

8	Prospectus TIAA Separate Account VA–1

Using the Russell 3000® Index is not fundamental to the SIA’s investment objective and policies. We can change the SIA’s benchmark index at any time and will notify you if we do so.

THE RUSSELL 3000® INDEX

The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization, which make up about 98% of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2006, the market capitalization of companies in the Index ranged from $68 million to $464 billion, with a mean market capitalization of $85 billion and a median market capitalization of $1.1 billion. The Frank Russell Company determines the composition of the Index based only on market capitalization and can change its composition at any time.

We will adjust the SIA’s portfolio to reflect changes in the Index as appropriate. We can also adjust the SIA’s portfolio because of mergers and other similar events.

The separate account is not promoted, endorsed, sponsored or sold by and is not affiliated with the Frank Russell Company. A stock’s presence in the Index does not mean that the Frank Russell Company believes that it is an attractive investment. The Frank Russell Company is not responsible for any literature about the separate account and makes no representations or warranties about its content. The Index is a trademark and service mark of the Frank Russell Company.

INVESTMENT RISKS AND PRACTICES

The SIA is subject to several types of risks. One is the risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that the SIA holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. This is known as market risk. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Another is financial risk—the risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. The SIA is also subject to index risk—the risk that its performance will not match its index for any period of time.

Changing the investment objective of the SIA does not require a vote by contractowners. The SIA can also change some of its investment policies (i.e., the methods used to pursue the investment objective) without such approval. Please see the SAI for more information on the SIA’s fundamental investment policies (i.e., policies that require contractowner approval to change). The SIA has a policy of investing, under normal circumstances, at least 80% of its assets (net assets,

TIAA Separate Account VA–1 Prospectus	9

plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. The SIA will provide its shareholders with at least 60 days’ prior notice before making changes to this policy.

The SIA’s general perspective is long-term, and we seek to avoid both extreme conservatism and high risk in investing. Advisors manages the SIA’s assets (see “Management and Investment Advisory Arrangements” below). Personnel of Advisors, a subsidiary of TIAA, also manage assets of one or more CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary. Personnel of Advisors also manage assets of other investment companies, including TIAA-CREF Life Funds and TIAA-CREF Institutional Mutual Funds. Ordinarily, investment decisions for the SIA will be made independently, but managers for the SIA may at times decide to buy or sell a particular security at the same time as for a CREF account or another investment company whose assets they may also be managing. If so, investment opportunities are allocated equitably, which can have an adverse effect on the size of the position the SIA buys or sells, as well as the price paid or received.

OTHER INVESTMENTS

The SIA can also hold other investments whose return depends on stock market prices. These include stock index futures contracts, options (puts and calls) on futures contracts and debt securities whose prices or interest rates are linked to the return of a recognized stock market index. The SIA can also make swap arrangements where the return is linked to a recognized stock market index. The SIA would make such investments in order to seek to match the total return of the Index. However, they might not track the return of the Index in all cases and can involve additional credit risks. Investing in options or futures contracts and entering into equity swaps involve special risks. The SIA can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock and depository receipts for such securities. In addition, the SIA can hold fixed-income securities that it acquires because of mergers, recapitalizations or otherwise.

For more information on these instruments and their risks, see the SAI. Such investing by the SIA is subject to any necessary regulatory approvals and requirements. For liquidity, the SIA can also invest in short-term debt securities and other money market instruments, including those denominated in foreign currencies. The SIA may also manage cash by investing in money market funds or other short-term investment company securities.

OTHER INVESTMENT ISSUES AND RISKS

Options, Futures, and Other Investments

The SIA can buy and sell options (puts and calls) and futures to the extent permitted by the NYID, the SEC and the Commodity Futures Trading Commission.

10	Prospectus TIAA Separate Account VA–1

We intend to use options and futures primarily as hedging techniques or for cash management, not for speculation, but use of these instruments involves special considerations and risks nonetheless.

The SIA can also invest in newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements. For more information, see the SAI.

Illiquid Securities

The SIA can invest up to 10% of its assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

Repurchase Agreements

The SIA can use repurchase agreements to manage cash balances. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks. For more information, see the SAI.

Firm Commitment Agreements

The SIA can enter into “firm commitment” agreements to buy securities at a fixed price or yield on a specified future date. We expect that these transactions will be relatively infrequent. For more information, see the SAI.

Investment Companies

Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the SIA may invest up to 10% of its assets in investment companies, such as exchange-traded funds (“ETFs”). The SIA may also use ETFs for purposes other than cash management, including gaining exposure to certain sectors or securities that are represented by ownership in ETFs. When the SIA invests in ETFs or other investment companies, the SIA bears a proportionate share of expenses charged by the investment company in which it invests.

Securities Lending

Subject to certain restrictions, the SIA can seek additional income by lending securities to brokers, dealers and other financial institutions. Such brokers and dealers must be registered with the SEC and be members of the National Association of Securities Dealers, Inc. (“NASD”) and any recipient must be unaffiliated with TIAA. All loans will be fully collateralized. If we lend a security, we can call in the loan at any time. For more information, see the SAI.

TIAA Separate Account VA–1 Prospectus	11

Borrowing

The SIA can borrow money from banks (no more than 33 1/3% of the market value of its assets at the time of borrowing). It can also borrow money from other sources temporarily (no more than 5% of the market value of its assets at the time of borrowing). For more information, see the SAI.

Performance Information

From time to time, we advertise the total return and average annual total return of the SIA. “Total return” means the cumulative percentage increase or decrease in the value of an investment over standard one-, five- and ten-year periods (and occasionally other periods as well).

“Average annual total return” means the annually-compounded rate that would result in the same cumulative total return over the stated period.

All performance figures are based on past investment results. They are not a guarantee that the SIA will perform equally or similarly in the future. Write or call us for current performance figures for the SIA (see “Contacting TIAA” below).

VALUATION OF ASSETS

We calculate the value of the assets as of the close of every valuation day. Except as noted below, we use market quotations or prices from independent pricing services to value securities and other instruments. If market quotations or independent pricing services are not readily available, we will use “fair value,” as determined in accordance with procedures adopted by the management committee. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time as of which the SIA’s unit value is calculated. For example, we might use a security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the time as of which the SIA’s unit value is calculated. The use of fair value pricing may result in changes to the prices of portfolio securities that are used to calculate the SIA’s unit value.

PORTFOLIO TURNOVER

An account that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses borne by the SIA and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. The SIA is not subject to a specific limitation on portfolio turnover, and securities of the SIA may be sold at any time such sale is deemed advisable for investment or operational reasons. The portfolio turnover rate of the SIA during recent fiscal periods are included below under “Condensed Financial Information.”

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PORTFOLIO HOLDINGS

A description of the separate account’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.

MANAGEMENT AND INVESTMENT ADVISORY ARRANGEMENTS

The principal responsibility for overseeing the separate account’s investments and administration rests with its management committee. The management committee is also responsible for the initial approval and annual renewal of the separate account’s investment management agreement with Advisors. A discussion regarding the basis for the most recent management committee approval of the Investment Management Agreement between the separate account and Advisors is available in the separate account’s Semi-Annual Report to shareholders for the six-month period ended June 30. For a free copy, please call 800 223-1200, visit the separate account’s website at www.tiaa-cref.org, or visit the SEC’s website at www.sec.gov.

Advisors manages the assets in the SIA. Advisors is a wholly-owned indirect subsidiary of TIAA and is registered under the Investment Advisers Act of 1940. Its duties include conducting research, recommending investments and placing orders to buy and sell securities, consistent with the investment objectives, policies and restrictions of the SIA. It also provides for all portfolio accounting, custodial and related services for the SIA.

PORTFOLIO MANAGEMENT

The following is information about the persons who are primarily responsible for managing the SIA’s investments, including their relevant experience. Management of the SIA may change from time to time.

STOCK INDEX ACCOUNT
			Total Experience (since dates specified below)
Name & Title	Team Role	Experience Over Past Five Years	At TIAA	Total	On Team
Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present; Mellon Capital Management – 1997 to 2005	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present; Mellon Transition Management Services – 2001 to 2004	2004	1987	2004

TIAA Separate Account VA–1 Prospectus	13

The separate account’s SAI provides additional disclosure about the compensation structure of the SIA’s portfolio managers, the other funds and accounts they manage, total assets in those funds and accounts and potential conflicts of interest, as well as each portfolio manager’s ownership of securities in the SIA.

THE CONTRACT

The contract is an individual flexible-premium (meaning that you can contribute varying amounts) deferred annuity that accepts only after-tax dollars from eligible purchasers. The rights and benefits under the variable component of the contract are summarized below; however, the descriptions you read here are qualified entirely by the contract itself. The contracts are approved for sale in all fifty states and the District of Columbia. Until further notice we are not currently offering the contracts; however, we do accept additional premiums for existing contracts (or contract replacements). We do not offer contracts in states where our affiliate, TIAA-CREF Life Insurance Company, offers an individual deferred variable annuity contract.

ELIGIBLE PURCHASERS OF THE CONTRACT

In the event sales of contracts resume, an employee, trustee or a retiree of an eligible institution could also purchase a contract. For this purpose, an individual who is at least 55 years old and has completed at least five years of service at an eligible institution is considered to be a “retiree.” A spouse (or surviving spouse) of an employee, trustee or retiree of an eligible institution can also purchase a contract. Any individual who owns a TIAA or CREF annuity contract, certificate or individual insurance policy, as well as the spouse or surviving spouse of such a person, can also purchase a contract.

REMITTING PREMIUMS

Initial Premiums

TIAA has determined to temporarily suspend sales of the separate account’s contracts. In the event sales of contracts resume, we will issue you a contract as soon as we receive your completed application and your initial premium of at least $250 at our home office, even if you do not initially allocate any premiums to the separate account. Please send your check, payable to TIAA, along with your application to:

TIAA-CREF

P.O. Box 530189

Atlanta, GA 30353-0189

(The $250 minimum does not apply if application and payment of at least $25 is accompanied by an agreement for electronic funds transfer (EFT) or if you are using payroll deduction. We also reserve the right to temporarily waive the $250

14	Prospectus TIAA Separate Account VA–1

minimum initial premium amount.) Note that we cannot accept money orders or travelers’ checks. In addition, we will not accept a third-party check where the relationship of the payor to the contract owner cannot be identified from the face of the check. We will credit your initial premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we do not have the necessary information within five business days, we will contact you to explain the delay. We will return the initial premium at that time unless you consent to our keeping it and we will credit it as soon as we receive the missing information from you.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR PURCHASING A NEW CONTRACT

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you purchase a contract, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to provide you with a contract or effect any transactions for you.

Additional Premiums. Subsequent premiums must be for at least $25. Send a check payable to TIAA, along with a personalized payment coupon (supplied upon purchasing a contract) to:

TIAA-CREF

P.O. Box 530195

Atlanta, GA 30353-0195

If you do not have a coupon, use a separate piece of paper to give us your name, address and contract number. These premiums will be credited as of the business day we receive them. Currently, TIAA will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, we reserve the right not to accept premiums under this contract after you have been given three months’ notice. If TIAA stops accepting premiums under your contract, we will accept premiums under a new replacement contract issued to you with the same annuitant, annuity starting date, beneficiary and methods of benefit payment as those under your contract at the time of replacement.

Electronic Payment. You may make initial or subsequent investments by electronic payment, such as federal wires or ACH payments. A federal wire is usually received the same day and an ACH payment is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH payment is usually less expensive than a federal wire. Here’s what you need to do:

1.	If you are sending in an initial premium, send us your application;

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2.	Instruct your bank to wire money or send an ACH payment to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of: TIAA

Account Number: 4068-4865

3.	Specify on the wire or payment:

•	Your name, address and Social Security Number(s) or Taxpayer Identification Number

•	Indicate if this is for a new application or existing contract (provide contract number if existing)

Certain Restrictions. Except as described below, the contract does not restrict how large your premiums are or how often you send them, although we reserve the right to impose restrictions in the future. Your total premiums and transfers to the separate account during the “free look” period cannot exceed $10,000 if you live in a state which requires us to refund all payments upon the cancellation of your contract during the free look period.

Contributions to the fixed account are limited to $300,000 on a rolling twelve-month basis. New contributions and/or transfers from the SIA count toward this limit.

We reserve the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a premium payment. We may also be required to block a contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Federal law requires us to obtain, verify and record information that identifies each person who purchases a contract. Until we receive the information we need, we may not be able to effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity or false information, we reserve the right to take such action as we deem appropriate, which may include terminating your contract.

ACCUMULATION UNITS

Premiums paid to the separate account purchase accumulation units. When you remit premiums or transfer amounts into the separate account, the number of your units will increase; when you transfer amounts from the separate account (including applying funds to the fixed account to begin annuity income) or take a cash withdrawal, the number of your units will decrease. We calculate how many accumulation units to credit you by dividing the amount allocated to the separate

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account by its unit value for the business day when we received your premium. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents. (You can choose to have your transaction completed at a later date; if you do, we will use that later date as the valuation day.) For amounts to be applied to begin annuity income, the unit value will be the one for the last valuation day of the month when we receive all required information and documentation (see “The Annuity Period,” below). For amounts to be applied to begin death benefits, the unit value will be the one for the valuation day when we receive proof of death (see “Death Benefits,” below).

The value of the accumulation units will depend mainly on investment performance, though the unit value reflects expense deductions from assets (see “Charges” below). The unit value is calculated at the close of each valuation day. We multiply the previous day’s unit value by the net investment factor for the separate account. The net investment factor is calculated as A divided by B, where A and B are defined as follows: A equals the change in value of the separate account’s net assets at the end of the day, excluding the net effect of transactions (i.e., premiums received, benefits paid and transfers to and from the account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day) increased/decreased by realized and unrealized capital gains/losses, dividends and investment income and decreased by expense and risk charges; and B is the value of the separate account’s net assets at the end of the prior day (including the net effect of transactions made during the prior day).

MORE ABOUT REMITTING PREMIUMS

We will not be deemed to have received any premiums sent to the lockbox addresses we have designated in this prospectus for remitting premiums until the lockbox provider has processed the payment on our behalf.

THE FIXED ACCOUNT

Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA, which support insurance and annuity obligations. The general account includes all the assets of TIAA, except those in the separate account or in any other TIAA separate investment account. Interests in the fixed account have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. The SEC staff has informed us that they do not review the information in this prospectus about the fixed account.

You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. In contrast, you can transfer or take a

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cash withdrawal from the fixed account only once every 180 days. TIAA may defer payment of a transfer or cash withdrawal from the fixed account for up to six months.

Currently, TIAA guarantees that amounts in the fixed account will earn an interest rate that is at least as high as the minimum guaranteed rate allowed by the law in effect at the time your contract is issued, in the state where your contract is issued. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate. Please call us or consult your contract for information on the applicable guaranteed rate under your contract.

This prospectus provides information mainly about the contract’s variable component, which is funded by the separate account. For more about the fixed account, see the contract itself.

TRANSFERS BETWEEN THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT

Subject to the conditions above, you can transfer some (at least $250 at a time) or all of the amount accumulated under your contract between the separate account and the fixed account. Currently, we do not charge you for transfers from the separate account to the fixed account. We do not currently limit the number of transfers from the separate account, but we reserve the right to do so in the future to once every 90 days. Transfers to the fixed account begin participating on the day following effectiveness of the transfer (see below).

CASH WITHDRAWALS

You can withdraw some or all of your accumulation in the separate account as cash. Cash withdrawals must be for at least $1,000 (or your entire accumulation, if less). We reserve the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $250. Currently, there is no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, we will cancel your contract and all of our obligations to you under the contract will end.

GENERAL CONSIDERATIONS FOR ALL TRANSFERS AND CASH WITHDRAWALS

You can tell us how much you want to transfer or withdraw in dollars, accumulation units or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to us.

To request a transfer, write to TIAA’s home office, call our Automated Telephone Service at 800 842-2252 (there is an option to speak with a live person, if you wish) or use the TIAA-CREF Web Center’s account access feature over the

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Internet at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. We can suspend or terminate your ability to transfer by telephone or over the Internet at any time for any reason.

MARKET TIMING

Because the separate account consists of domestic securities, and has only one investment portfolio, no specific market timing policies have been adopted by the management committee for the separate account. However, because you may only make transfers out of the fixed account once every 180 days, and because there may be tax penalties for early withdrawals, the opportunities for market timing between the SIA and the fixed account are limited. The separate account seeks to apply its transfer restrictions to all contractowners. No exceptions are currently made with respect to these restrictions.

Transferring money back and forth among the fixed account and the SIA in an effort to “time” the market, could cause the SIA to incur transaction costs, including, among other things, expenses for buying and selling securities. These costs would be borne by all investors in the SIA. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies.

The SIA is not appropriate for market timing. You should not invest in the account if you want to engage in market timing.

TAX ISSUES

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the current rates for ordinary income—i.e., they are not treated as capital gains. They may subject you to early-distribution taxes or penalties as well. For details, see “Federal Income Taxes” below.

CHARGES

Separate Account Charges

Charges are deducted each valuation day from the assets of the separate account for various services required to manage investments, administer the separate account and the contracts and to cover certain insurance risks borne by TIAA. You will receive at least three months’ notice before we raise any of these charges. TIAA guarantees that total annual expenses will never exceed 1.50%.

Advisors provides investment management services to the SIA. TIAA provides the administrative services for the separate account and the contracts.

Investment Advisory Charge. This charge is paid to Advisors for investment advice, portfolio accounting, custodial and similar services provided to the separate account by Advisors. The investment management agreement between Advisors and the separate account sets the investment advisory fee at an annual rate 0.30% of average daily net assets. Currently,

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Advisors has voluntarily agreed to waive 0.23% of that fee, so that the deduction is equivalent to an annual rate of 0.07% of average daily net assets.

Administrative Expense Charge. This charge is paid to TIAA for administration and operations services provided to the separate account by TIAA, such as allocating premiums and administering accumulations. The current deduction is equivalent to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current deduction is equal to an annual rate of 0.40% of average daily net assets. Accumulations and annuity payments are not affected by changes in actual mortality experience or by TIAA’s actual expenses.

TIAA’s mortality risks come from its contractual obligations to make annuity payments and to pay death benefits before the annuity starting date. This assures that neither your own longevity nor any collective increase in life expectancy will lower the amount of your annuity payments. TIAA also bears a risk in connection with its death benefit guarantee, since a death benefit may exceed the actual amount of an accumulation at the time when it is payable.

TIAA’s expense risk is the possibility that TIAA’s actual expenses for administering the contract and the separate account will exceed the amount recovered through the administrative expense charge.

If the mortality and expense risk charge is not enough to cover TIAA’s actual costs, TIAA will absorb the deficit. On the other hand, if the charge more than covers costs, the excess will belong to TIAA. TIAA will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (“TPIS”), the principal underwriter of the variable component of the contract, for distribution of the variable component of the contract.

TIAA reserves the right to increase the overall maximum expense charges to 1.50% per year.

Other Charges

No Deductions From Premiums. The contract provides for no front-end charges, sales loads or redemption fees.

Premium Taxes. Currently, contracts issued to residents of several states and the District of Columbia are subject to a premium tax. Charges for premium taxes on a particular contract ordinarily will be deducted from the accumulation value when the tax is applied to provide annuity payments. However, if a jurisdiction requires payment of premium taxes at other times, such as when premiums are paid or when cash withdrawals are taken, we will deduct premium taxes at those times. Current state premium taxes, where charged, range from 1% to 3.50% of annuity payments.

Brokerage Fees And Related Transaction Expenses

Brokers’ commissions, transfer taxes and other portfolio fees are charged directly to the separate account (see the SAI).

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THE ANNUITY PERIOD

All annuity payments are paid to the contractowner from the fixed account. TIAA fixed annuity payments are usually monthly. You can choose quarterly, semi-annual and annual payments as well. TIAA reserves the right not to make payments at any interval that would cause the initial payment to be less than $100.

The value of the amount accumulated upon which payments are based will be set at the end of the last calendar day of the month before the annuity starting date. We transfer your separate account accumulation to the fixed account on that day. At the annuity starting date, the dollar amount of each periodic annuity payment is fixed, based upon the number and value of the separate account accumulation units being converted to annuity income, the annuity option chosen, the ages of the annuitant and the annuity partner (under a survivor income option) and the annuity purchase rates at that time. (These will not be lower than the rates outlined in your contract.) Payments will not change while the annuitant and the annuity partner (under a survivor income option) are alive. After the end of the accumulation period, your contract will no longer participate in the separate account. The total value of annuity payments may be more or less than total premiums paid by the contractowner.

Technically all benefits are payable at TIAA’s home office, but we will send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments sent changes, it is your responsibility to let us know. We can send payments to your residence or bank abroad, although there are some countries where the U.S. Treasury Department imposes restrictions.

ANNUITY STARTING DATE

Generally, you pick an annuity starting date (it has to be the first day of a month) when you first apply for a contract. If you do not, we will tentatively assume the annuity starting date will be the latest permissible annuity starting date (i.e., the first day of the month of the annuitant’s ninetieth birthday). You can change the annuity starting date at any time before annuity payments begin (see “Choices and Changes,” below). In any case, the annuity starting date must be at least fourteen months after the date your contract is issued.

For payments to begin on the annuity starting date, we must have received all information and documentation necessary for the income option you’ve picked. (For more information, contact TIAA—see below.) If we haven’t received all the necessary information, we will defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the latest permissible annuity starting date. If, by the latest permissible annuity starting date, you have not picked an income option or if we have not otherwise received all the necessary information, we will begin payments under the automatic election option stated in your contract. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

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INCOME OPTIONS

You may select from the several income options set forth in your contract (all from the fixed account) or any other annuity option available from TIAA at the time of selection. However, federal tax law might limit the options available to you. You may change your choice any time before payments begin, but once they have begun no change can be made. You have a number of different annuity options to choose among.

The current options are:

Single Life Annuity. Pays income (usually monthly) as long as the annuitant lives. Remember: All payments end at the annuitant’s death so that it would be possible, for example, for the contractowner to receive only one payment if the annuitant died less than a month after annuity payments started. If you die before the annuitant, your beneficiary becomes the contractowner.

Single Life Annuity with a 10-, 15- or 20-Year Guaranteed Period. Pays income (usually monthly) as long as the annuitant lives or until the end of the guaranteed period, whichever is longer. If the annuitant dies before the period is up, payments continue for the remaining time. If you die while any payments remain due, your beneficiary becomes the contractowner.

Payments for a Fixed Period. Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you have chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner.

Survivor Income Options. Pays income at least as long as the annuitant and the annuity partner are alive, then continues upon the death of one at either the same or a reduced level until the second person dies. Once annuity payments begin under a survivor annuity, you cannot change the annuity partner. If you die while any payments remain due, your beneficiary becomes the contractowner.

Full Benefit, With or Without Guaranteed Period. If the annuitant or the annuity partner dies, payments continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you have chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments still continue for the rest of the period.

Two-Thirds Benefit, With or Without Guaranteed Period. If the annuitant or the annuity partner dies, payments of two-thirds of the amount that would have been paid if both had lived continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments of two-thirds of the amount that would have been paid if both had lived continue for the rest of the period.

Half-Benefit After the Death of the Annuitant, With or Without Guaranteed Period. If the annuity partner outlives the annuitant, payments of half the amount that would have been paid if the annuitant had lived will continue

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for the life of the annuity partner. If you haven’t chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments of half the amount that would have been paid if the annuitant had lived continue for the rest of the period.

We may make variable income options available in the future, subject to applicable law.

DEATH BENEFITS

Death benefits become payable when we receive proof that you or the annuitant has died during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period (see “Choices and Changes” below). For more information on designating beneficiaries, contact TIAA or your legal advisor. If the annuitant dies during the accumulation period, you become the death benefit payee.

Currently, your accumulation will continue participating in the investment experience of the separate account up to and including the day when we receive proof of death. Ordinarily, we will transfer your separate account accumulation to the fixed account as of the day we receive proof of death. However, if the contractowner’s spouse is the sole beneficiary, when the contractowner dies the spouse can choose to become the contractowner and continue the contract or receive the death benefit. If the spouse does not make a choice within 60 days after we receive proof of death, no transfer will be made and the spouse will automatically become the contractowner. The spouse will also become the annuitant if the contractowner was the annuitant. Pending insurance department approval, the terms of your contract may be amended to: (1) clarify that your accumulation will be transferred to the fixed account only after we have received proof of death and all other necessary forms and documentation and/or (2) change the date we transfer your separate account accumulation to the fixed account from the day we receive proof of death to the day we pay the death benefit.

The amount of the death benefit will equal the greater of (1) the amount you have accumulated in the separate and fixed accounts on the day we receive proof of death or, if that is not a business day, on the next business day, or (2) the total premiums paid under your contract minus any cash withdrawals (or surrender charges on cash withdrawals or transfers from the fixed account). If (2) is greater than (1), we will deposit the difference in the fixed account as of the day we receive proof of death.

You can choose in advance the method by which death benefits should be paid, or you can leave it up to the death benefit payee. Except with the Single-Sum Payment and Interest Payments methods, the amount of each periodic payment is fixed (see “The Fixed Account” above). While you and the annuitant are both alive, you can change the method of payment you’ve chosen. You can also

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stipulate that your beneficiary not change the method you’ve specified in advance. (To choose, change or restrict the method by which death benefits are to be paid, you or your beneficiary has to notify us in writing.) Once death benefits start, the method of payment cannot be changed.

To pay a death benefit, TIAA must have received all necessary forms and documentation. (For more information, contact TIAA—see below.) Even if we have not received all of the required information, death benefits must begin by the first day of the month following the 60th day after we receive proof of death. If no method of payment has been chosen by that time, we will have the option of paying the entire death benefit to the death benefit payee within five years of death, using the Payments for a Fixed Period method. If the contractowner is not a natural person (e.g., it is an estate or a corporation), we will apply these distribution requirements if the annuitant dies.

METHODS OF PAYMENT

TIAA limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. (For more information, see “Taxation of Annuities,” below.) With methods offering periodic payments, benefits are usually monthly, but the death benefit payee can request to receive them quarterly, semiannually, or annually instead. Federal law may restrict the availability of certain methods to the death benefit payee; conversely, TIAA may offer additional methods in the future. At present, the methods of payment for TIAA death benefits are:

Single-Sum Payment. The entire death benefit is paid at once (within seven days after we receive all necessary forms and documentation). When the beneficiary is an estate, the single-sum method is automatic, and TIAA reserves the right to pay death benefits only as a single sum to corporations, trustees, partnerships, guardians or any beneficiary not a natural person.

Single Life Annuity. Payable monthly for the life of the death benefit payee, with payments ending when he or she dies.

Single Life Annuity With a 10-, 15- or 20-Year Guaranteed Period. Payable monthly for the death benefit payee’s lifetime or until the end of the period chosen, whichever is later. If he or she dies before the period is up, the remaining payments continue to the person named to receive them (see “Choices and Changes,” below). Federal tax law says the guaranteed period selected cannot exceed the death benefit payee’s life expectancy.

Payments for a Fixed Period. Payable over two to thirty years, as determined by you or your beneficiary. At the end of the selected period, payments stop. If the death benefit payee dies before the period is up, the remaining payments continue to the person named to receive them. Federal tax law says the fixed period selected cannot exceed the death benefit payee’s life expectancy.

Interest Payments. We will pay interest on the amount of the death benefit each month for two to thirty years. You (or your beneficiary, unless you specify otherwise) choose the period. The death benefit is payable at the end of the period

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chosen. If the death benefit payee dies before the interest payment period is up, the death benefit becomes payable immediately. For this interest-only method, the death benefit must be at least $5,000.

The Single Life Annuity and the Single Life Annuity With A 10-, 15- or 20-Year Guaranteed Period methods are available only if the death benefit payee is a natural person. Under any method (except the Interest Payments method) that would result in payments of less than $100 a month, we reserve the right to require a change in choice that will result in payments of $100 or more.

TIMING OF PAYMENTS

Usually we will make the following kinds of payments from the separate account within seven calendar days after we have received the information we need to process a request:

1.	Cash withdrawals;

2.	Transfers to the fixed account; and

3.	Death benefits.

We can extend the seven-day period only if (1) the NYSE is closed (or trading restricted by the SEC) on a day that is not a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC permits or requires us by order to postpone payments to protect you and other separate account contractowners.

FEDERAL INCOME TAXES

The following discussion is based on our understanding of current federal income tax law under current Internal Revenue Service (“IRS”) interpretations. We cannot guarantee that the law or the IRS’s interpretation will not change.

We have not considered any applicable state or other tax laws. Of course, your own tax status or that of your beneficiary could affect your final outcome.

TAX STATUS OF THE CONTRACT

Diversification Requirements. Section 817(h) of the IRC and the regulations under it provide that separate account investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Owner Control. Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you’d have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the

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contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control. The U.S. Treasury Department says that the regulations on investment diversification do not provide guidance about when and how investor control of a segregated asset account’s investment could cause the investor rather than the insurance company to be treated as the owner of the assets for tax purposes.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS might not rule the same way in your case. TIAA reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets for tax purposes.

Required Distributions. To qualify as an annuity contract under section 72(s) of the IRC, a contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner’s death, the IRS will consider these requirements satisfied for any part of the owner’s interest payable to or for the benefit of a “designated beneficiary” and distributed over the beneficiary’s life or over a period that cannot exceed the beneficiary’s life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person. If a contractowner’s spouse is the designated beneficiary, he or she can continue the contract when the contractowner dies.

The contract is designed to comply with section 72(s). TIAA will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

TAXATION OF ANNUITIES

Assuming the contracts qualify as annuity contracts for federal income tax purposes:

In General. IRC section 72 governs annuity taxation generally. We believe an owner who is a natural person usually will not be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the accumulation over the “investment in the contract.”

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The following discussion applies generally to contracts owned by a natural person:

Withdrawals. If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value immediately before the withdrawal exceeds the investment in the contract. Any remaining portion of the withdrawal is not taxable. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner’s behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

Annuity Payments. Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, gross income does not include that fraction of any annuity income payments that equals the ratio of investment in the contract to the expected return at the annuity starting date. After you recover your investment in the contract, all additional annuity payments are fully taxable.

Taxation of Death Benefit Proceeds. Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they are taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Generally, under the Interest Payments method the death benefit will be taxed as though it were distributed as a single-sum payment at the beginning of the payment period, with interest taxed as it is paid.

Penalty Tax on Some Withdrawals. You may have to pay a penalty tax (10% of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1)	on or after you reach 59 1/2;

(2)	after you die (or after the annuitant dies, if the owner is not an individual);

(3)	after you become disabled; or

(4)	that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint life (or life expectancy) of you and your beneficiary.

Possible Tax Changes. Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that we do not discuss here. If you are thinking about any of those transactions, contact a tax adviser.

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WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, most recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS

In determining gross income, section 72(e) generally treats as one contract all TIAA and its affiliate’s non-qualified deferred annuity contracts issued after October 21, 1988, to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10% penalty tax (see above). It is possible, for instance, that if you take annuity payments from only one of the contracts, they could be taxed like individual withdrawals (see above). There might be other situations where the U.S. Treasury Department concludes that it would be appropriate to treat two or more annuity contracts purchased by the same owner as if they were one contract. Consult a qualified tax adviser before buying more than one annuity contract that falls within the scope of these rules.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of any contract, keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

RESIDENTS OF PUERTO RICO

The IRS has announced that income received by residents of Puerto Rico is U.S.-source income that is generally subject to United States federal income tax.

28	Prospectus TIAA Separate Account VA–1

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Consult with a qualified tax adviser regarding U.S., state and foreign taxation.

POSSIBLE CHARGE FOR TIAA’S TAXES

Currently we do not charge the separate account for any federal, state or local taxes on it or its contracts (other than premium taxes—see above) but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

TAX ADVICE

What we tell you here about federal and other taxes is not comprehensive and is for general information only. It does not cover every situation. Taxation varies depending on the circumstances, and foreign, state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

VOTING RIGHTS

When contractowner meetings are held, contractowners generally can vote: (1) to elect members of the management committee; (2) to ratify the selection of an independent registered public accounting firm for the separate account; and (3) on any other matter that requires a vote by contractowners.

On the record date, you will have one vote per dollar of your accumulation.

When we use the phrase “majority of outstanding voting securities” in this prospectus and the SAI, we mean the lesser of: (a) 67% of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50% of the outstanding voting securities. If a majority of outstanding voting securities is not required to decide a question, we will generally require a quorum of 10% of the securities, with a simple majority of votes cast required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict your voting rights, we reserve the right to act as permitted.

TIAA Separate Account VA–1 Prospectus	29

GENERAL MATTERS

CHOICES AND CHANGES

As long as the contract permits, the contractowner (or the annuitant, the annuity partner, beneficiary or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) an annuity partner, beneficiary, or other person named to receive payments; and (6) a cash withdrawal or other distribution. You have to make your choices or changes via a written notice satisfactory to us and received at our home office (see below). You can change the terms of a transfer, cash withdrawal or other cash distribution only before they are scheduled to take place. When we receive a notice of a change in beneficiary or other person named to receive payments, we will execute the change as of the date it was signed, even if the signer dies in the meantime. We execute all other changes as of the date received. As already mentioned, we will delay the effective date of some transactions until we receive additional documentation (see “Remitting Premiums” above).

TELEPHONE AND INTERNET TRANSACTIONS

You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature over the Internet to check your accumulation balances and/or your current allocation percentages, transfer between the separate account and the fixed account, and/or allocate future premiums to the separate account or the fixed account.

You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and through the Web Center are electronically recorded.

To use the ATS, you need to call 800 842-2252 on a touch-tone phone. To use the Web Center’s account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by telephone or over the Internet at any time for any reason. Also, telephone and Internet transactions may not always be available. TIAA will not be responsible for loss due to unauthorized or fraudulent transactions if it follows such procedures.

CONTACTING TIAA

We will not consider any notice, form, request or payment to have been received by TIAA until it reaches our home office: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 800 223-1200.

30	Prospectus TIAA Separate Account VA–1

CUSTOMER COMPLAINTS

Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 800 223-1200, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we will mail only one copy of the separate account prospectus, prospectus supplements, annual and semi-annual reports or certain other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 233-1200, or write us.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

DISTRIBUTION OF THE CONTRACTS

The contracts are offered continuously by TPIS and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (“Services”), which are both registered with the SEC as broker-dealers, are members of the NASD and are direct or indirect subsidiaries of TIAA. TPIS is the principal underwriter of the contracts. Anyone distributing the contract must be a registered representative of either TPIS or Services, whose main offices are both at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.

LEGAL PROCEEDINGS

The assets of the separate account are not subject to any legal actions. Neither TIAA nor TPIS nor Advisors is involved in any legal action that we consider material to its obligations to the separate account.

TIAA Separate Account VA–1 Prospectus	31

CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account. The condensed financial information is derived from the separate account’s financial statements audited by PricewaterhouseCoopers LLP for fiscal years ended December 31, 2006 and 2005. Their reports appear in the separate account’s annual reports for 2006 and 2005, respectively, which are available without charge upon request and are incorporated herein by reference. Information reported for fiscal periods before 2005 was audited by the separate account’s former independent registered public accounting firm. The table shows per accumulation unit data for the SIA, the only investment portfolio of the separate account.

	Years Ended December 31,
	2006	2005	2004	2003	2002
Per Accumulation Unit Data:*
Investment income	$1.568	$1.378	$1.359	$1.041	$0.965
Expenses	0.584	0.519	0.468	0.310	0.218
Investment income—net	0.984	0.859	0.891	0.731	0.747
Net realized and unrealized gain (loss) on investments	10.909	3.222	6.727	15.066	(15.200)
Net increase (decrease) in Accumulation Unit Value	11.893	4.081	7.618	15.797	(14.453)
Accumulation Unit Value:
Beginning of year	79.599	75.518	67.900	52.103	66.556
End of year	$91.492	$79.599	$75.518	$67.900	$52.103

TOTAL RETURN*	14.94%	5.40%	11.22%	30.32%	(21.72%)
Ratio of expense to average net assets before expense waiver	0.90%	0.90%	0.90%	0.76%	0.60%
Ratio of expense to average net assets after expense waiver	0.67%	0.67%	0.67%	0.53%	0.37%
Ratio of net investment income to average net assets	1.13%	1.12%	1.28%	1.26%	1.27%
Portfolio turnover rate	6.95%	6.37%	4.90%	4.14%	5.33%
Accumulation Units outstanding at end of year (in thousands)	10,882	11,598	12,123	12,176	11,801
Net assets at end of year (in thousands)	$996,044	$923,201	$915,478	$826,747	$614,853

*	Based on per accumulation unit data.

32	Prospectus TIAA Separate Account VA–1

for Statement of Additional Information

B-2	Investment Restrictions

B-3	Investment Policies and Risk Considerations

B-3	Options and Futures

B-5	Firm Commitment Agreements and Purchase of “When-Issued” Securities

B-5	Lending of Securities

B-6	Borrowing and Lending Among Affiliates

B-6	Repurchase Agreements

B-6	Swap Transactions

B-7	Segregated Accounts

B-7	Other Investment Techniques and Opportunities

B-7	Portfolio Turnover

B-7	Valuation of Assets

B-7	Equity Securities

B-7	Money Market Instruments

B-7	Options and Futures

B-8	Disclosure of Portfolio Holdings

B-9	Management

B-9	Separate Account Management Committee and Officers

B-11	Equity Ownership of Managers

B-12	Compensation of Managers

B-12	Committees

B-13	Proxy Voting Policies

B-14	Investment Advisory and Related Services

B-14	Investment Advisory Services

B-14	Personal Trading Policy

B-14	Information About the Separate Account’s Portfolio Management

B-15	Administrative Services

B-15	Advisors and TIAA

B-15	Custody of Portfolio

B-15	Independent Registered Public Accounting Firm

B-15	Brokerage Allocation

B-16	Periodic Reports

B-16	General Matters

B-16	Assignment of Contracts

B-16	Payment to an Estate, Guardian, Trustee, etc.

B-16	Benefits Based on Incorrect Information

B-16	Proof of Survival

B-17	State Regulation

B-17	Legal Matters

B-17	Experts

B-17	Additional Information

B-17	Financial Statements

B-67	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

TIAA Separate Account VA–1 Prospectus	33

STATEMENT OF ADDITIONAL INFORMATION

Individual Deferred Variable Annuities

Funded through

TIAA SEPARATE ACCOUNT VA-1

of

Teachers Insurance and Annuity Association of America

MAY 1, 2007

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in connection with the current prospectus dated May 1, 2007 (the “Prospectus”) for the variable annuity that is the variable component of the contract. The Prospectus is available without charge upon written or oral request to: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, Attention: Central Services; telephone 800 223-1200. Capitalized terms used, but not defined, herein have the same meaning as in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Table of Contents for the Statement of Additional Information

B-2	Investment Restrictions
B-3	Investment Policies and Risk Considerations
B-3	Options and Futures
B-5	Firm Commitment Agreements and Purchase of “When-Issued Securities”
B-5	Lending of Securities
B-6	Borrowing and Lending Among Affiliates
B-6	Repurchase Agreements
B-6	Swap Transactions
B-7	Segregated Accounts
B-7	Other Investment Techniques and Opportunities
B-7	Portfolio Turnover
B-7	Valuation of Assets
B-7	Investments for which Market Quotations are Readily Available
B-7	Equity Securities
B-7	Money Market Instruments
B-7	Options and Futures
B-8	Investments for which Market Quotations are not Readily Available
B-8	Disclosure of Portfolio Holdings
B-9	Management
B-9	Separate Account Management Committee and Officers
B-11	Equity Ownership of Managers
B-12	Compensation of Managers
B-12	Committees
B-13	Proxy Voting Policies

B-14	Investment Advisory and Related Services
B-14	Investment Advisory Services
B-14	Personal Trading Policy
B-14	Information About the Separate Account’s Portfolio Management
B-15	Administrative Services
B-15	Advisors and TIAA
B-15	Custody of Portfolio
B-15	Independent Registered Public Accounting Firm
B-15	Brokerage Allocation
B-16	Periodic Reports
B-16	General Matters
B-16	Assignment of Contracts
B-16	Payment to an Estate, Guardian, Trustee, etc.
B-16	Benefits Based on Incorrect Information
B-16	Proof of Survival
B-17	State Regulation
B-17	Legal Matters
B-17	Experts
B-17	Additional Information
B-17	Financial Statements
B-67	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies with respect to the separate account and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the Investment Company Act of 1940 (“1940 Act”), in the separate account:

1.	The separate account will not issue senior securities except as Securities and Exchange Commission (“SEC”) regulations permit;

2.	The separate account will not borrow money, except: (a) the separate account may purchase securities on margin, as described in restriction 9 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the separate account’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the separate account’s total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for the separate account;

3.	The separate account will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4.	The separate account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;
5.	The separate account will not make an investment in an industry if after giving effect to that investment the separate account’s holding in that industry would exceed 25% of the separate account’s total assets—this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

6.	The separate account will not purchase real estate or mortgages directly;

7.	The separate account will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

8.	The separate account will not make loans, except: (a) that it may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements may be made; (c) privately placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased; and

9.	The separate account will not purchase any security on margin (except that the separate account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

B-2	Statement of Additional Information TIAA Separate Account VA–1

INVESTMENT POLICIES AND RISK CONSIDERATIONS

OPTIONS AND FUTURES

The separate account may engage in options and futures strategies to the extent permitted by the New York State Insurance Department (“NYID”) and subject to SEC and Commodity Futures Trading Commission (“CFTC”) requirements. It is not the intention of the separate account to use options and futures strategies in a speculative manner, but rather primarily as hedging techniques or for cash management purposes. Options and futures transactions may increase the separate account’s transactional costs and portfolio turnover rate and will be initiated only when consistent with investment objectives.

Options. Option-related activities could include (1) selling covered call option contracts, and purchasing call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the separate account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style), prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling of a call option would benefit the separate account if, over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the separate account risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The separate account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the separate account, the separate account will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

The separate account may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium of the put option bought and sold, the separate account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the separate account’s portfolio of securities. To the extent that the separate account’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before the separate account deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

To the extent permitted by applicable regulatory authorities, the separate account may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the separate account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts may

TIAA Separate Account VA–1 Statement of Additional Information	B-3

be offset prior to the future date by executing an opposite futures contract transaction.

Futures. A futures contract on an investment is a binding contractual commitment that, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract—assuming a “long” position—the separate account legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the separate account usually will be liquidated in this manner, the separate account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the separate account. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the separate account with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from company-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, the separate account may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the separate account can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the separate account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the separate account upon the purchase or sale of a futures contract. Initially, the separate account will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the separate account an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the separate account upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the separate account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the separate account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the separate account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the separate account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the separate account may elect to close the position by taking an opposite position that will operate to terminate the separate account’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the separate account, and the separate account realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. The separate account will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the separate account’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user’s ability to predict correctly movements in the direction of the market. For example, it is possible that, where the separate account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the separate account’s portfolio may decline. If this occurred, the separate account would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of the separate account’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the separate account has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the

B-4	Statement of Additional Information TIAA Separate Account VA–1

separate account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the separate account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The separate account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the position of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Teachers Advisors, Inc. (“Advisors”), the separate account’s investment adviser, still may not result in a successful hedging transaction over a very short time period.

The separate account may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that the separate account enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions which permit the separate account to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The separate account has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, is not subject to registration as commodity pool operators. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the separate account’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).

Options and futures transactions may increase the separate account’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF “WHEN-ISSUED” SECURITIES

The separate account can enter into firm commitment agreements for the purchase of securities on a specified future date. When the separate account enters into firm commitment agreements, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the separate account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the separate account to purchase the security at a price above the current market price on the date of delivery and payment. During the time the separate account is obligated to purchase such securities, it will be required to segregate assets (see “Segregated Accounts” below). The separate account will not purchase securities on a “when issued” basis if, as a result, more than 15% of its net assets would be so invested.

LENDING OF SECURITIES

Subject to the separate account’s investment restriction relating to loans of portfolio securities, the separate account may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC, and are members of the National Association of Securities Dealers, Inc. (“NASD”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the separate account will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., U.S. Treasury securities) or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the NYID (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, the separate account will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the separate account by the borrower of the securities. Such loans will be terminable by the separate account at any time and will not be made to affiliates of TIAA. The separate account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The separate account may pay reasonable fees to persons unaffiliated with the separate account for services or for arranging such loans or for acting as securities lending agent. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

TIAA Separate Account VA–1 Statement of Additional Information	B-5

BORROWING AND LENDING AMONG AFFILIATES

The separate account participates in a $1.5 billion unsecured revolving credit facility, to be used for temporary or emergency purposes, including without limitation, funding of contract owner redemptions that otherwise might require the untimely disposition of securities. Certain accounts or funds of the College Retirement Equities Fund, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by Advisors. Interest associated with any borrowing under the facility will be charged to Advisors at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

If the separate account borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes the separate account to special risks, including greater fluctuations in net asset value in response to market changes.

REPURCHASE AGREEMENTS

Repurchase agreements have the characteristics of loans by the separate account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the separate account retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the separate account’s seller to deposit with the separate account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The separate account will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the separate account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the separate account would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the separate account; in such event the separate account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

SWAP TRANSACTIONS

The separate account may, to the extent permitted by the NYID and the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, the separate account may be able to protect the value of a portion of its portfolio against declines in market value. The separate account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. The separate account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the separate account. However, there can be no assurance that the return the separate account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the separate account will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the separate account would be limited to contractual remedies under the swap agreement. There can be no assurance that the separate account will succeed when pursuing its contractual remedies. To minimize the separate account’s exposure in the event of default, the separate account will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the separate account enters into swap transactions on a net basis, the net amount of the excess, if any, of the separate account’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the separate account’s custodian. To the extent the separate account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the separate account’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis (see “Segregated Accounts” below).

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

To the extent that there is an imperfect correlation between the return the separate account is obligated to swap and securities or instruments representing such return, the value of the swap transaction may be adversely affected. The separate account therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the

B-6	Statement of Additional Information TIAA Separate Account VA–1

counterparty to the swap transaction. It is not the intention of the separate account to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the separate account.

SEGREGATED ACCOUNTS

In connection with when-issued securities, firm commitments and certain other transactions in which the separate account incurs an obligation to make payments in the future, the separate account may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, U.S. Government securities or other appropriate high grade debt obligations or other securities as may be permitted by law.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

The separate account may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, irrespective of how these actions may affect the weight of the particular securities in the separate account’s portfolio.

PORTFOLIO TURNOVER

The securities transactions engaged in by the separate account are reflected in the separate account’s portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the separate account’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the separate account and ultimately by the separate account’s contractowners. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

The separate account has no fixed policy on portfolio turnover. Because a higher portfolio turnover rate will increase brokerage costs to the separate account, however, Advisors will carefully weigh the added costs of short-term investment against the gains and reductions in index tracking error anticipated from such transactions. The portfolio turnover rates in 2006 and 2005 for the separate account were 6.95% and 6.37%, respectively.

VALUATION OF ASSETS

The assets of the separate account are valued as of the close of each valuation day.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

EQUITY SECURITIES

We usually use market quotations or independent pricing services to value securities and other instruments held by the separate account. If market quotations or independent pricing services are not readily available, we will use a security’s “fair value,” as determined in good faith by the management committee. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time the separate account’s net asset value (“NAV”) is calculated. The use of fair value pricing may result in changes to the prices of portfolio securities, which could have an effect on the separate account’s NAV.

MONEY MARKET INSTRUMENTS

Money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities, or are derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Values for money market instruments will be obtained either from one or more of the major market makers or from one or more of the financial information services for the securities to be valued.

OPTIONS AND FUTURES

Portfolio investments underlying options are valued as described above. Stock options written by the separate account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the separate account net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the separate account writes a call option, the amount of the premium is included in the separate account’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the separate account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the separate account realizes a gain or loss from the sale of the

TIAA Separate Account VA–1 Statement of Additional Information	B-7

underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the separate account’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the management committee. For more information about the separate account’s fair value pricing procedures, see “Valuation of Assets” in the prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

The management committee has adopted policies and procedures governing the disclosure by the separate account and Advisors of the separate account’s portfolio holdings to third parties, in order to ensure that this information is disclosed in a manner that is in the best interests of all contractowners. As a threshold matter, except as described below, the separate account and Advisors will not disclose the separate account’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The separate account will disclose its portfolio holdings to all third parties who request it after that period. In addition, the separate account and Advisors may disclose the ten largest holdings of the separate account to third parties ten days after the end of the calendar month.

The separate account and Advisors may disclose the separate account’s portfolio holdings to third parties outside the time restrictions described above as follows:

•

Portfolio holdings in any particular security can be made available to stock exchanges or regulators, and portfolio holdings in a particular issuer’s securities can be made available to that issuer, in each case subject to approval of Advisors’ Area Compliance Officer, the Chief Compliance Officer or an attorney holding the title of Chief Counsel or above.

•	Portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement in which the organization agrees not to trade on the information.
•

Portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of the separate account’s portfolio holding information to that third party is

•	approved by an individual holding the title of Executive Vice President or above;
•	approved by an individual holding the title of Chief Counsel or above; and
•	subject to a written confidentiality agreement in which the third party agrees not to trade on the information.

On an annual basis, the management committee and the board of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for their review and approval.

Currently, the separate account has ongoing arrangements to disclose, in accordance with the time restrictions and all other provisions of the separate account’s portfolio holdings disclosure policy, the portfolio holdings of the separate account to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Russell/Mellon Analytical Services; Standard & Poor’s, a division of The McGraw-Hill Companies, Inc; The Thomson Corporation; and Bloomberg L.P. Each of these entities receives portfolio holdings information on a quarterly basis at least 30 days after the end of the most recent calendar month. No compensation was received by the separate account, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the separate account.

In addition, occasionally the separate account and Advisors disclose to certain broker-dealers the separate account’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the separate account’s portfolio management and trading strategies. These disclosures are done in accordance with the separate account’s portfolio holdings disclosure policy.

The separate account sends summaries of its portfolio holdings to shareholders semi-annually as part of its annual and semi-annual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the separate account’s policy as stated above, by writing to us at TIAA, P.O. Box 4674, New York, NY 10164.

B-8	Statement of Additional Information TIAA Separate AccounT VA–1

MANAGEMENT

SEPARATE ACCOUNT MANAGEMENT COMMITTEE AND OFFICERS

The following table includes certain information about the separate account’s management committee members (“managers”) and officers including positions held with the separate account, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each manager and certain directorships held by each of them. The first table includes information about the separate account’s disinterested managers and the second table includes information about the separate account’s officers. The separate account has no interested managers.

DISINTERESTED MANAGERS

Name, address and age	Position(s) held with account	Term of office and length of time served	Principal occupation(s)	Number of portfolios in fund complex overseen by manager	Other directorships held by manager
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Manager	Indefinite term. Manager since 2006.	Retired. Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation, portfolio management team, GMO (2003–2005).	55	Director and member of the Investment Committee, the Maine Coast Heritage Trust and the Boston Athenaeum; Investment Committee member, Gulf of Maine Research Institute, Maine Community Foundation and Carnegie Endowment for International Peace; and Director, Appalachian Mountain Club.
Eugene Flood, Jr. c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Manager	Indefinite term. Manager since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment adviser).	55	None
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Manager	Indefinite term. Manager since 2005.	James S. Reid, Jr. Professor of Law (since 2004) and Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	55	None
Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Chairman of the Management Committee, Manager	Indefinite term. Manager since 1999.	President and Founder (since October 2006) of NLJ Advisors, Inc. (investment adviser). Formerly, President and Managing Principal, Windermere Investment Associates (1997–June 2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994–1997); and Executive Vice President, U.S. Trust Company of the Pacific Northwest (1993–1997).	55	Director and Chairman of the Investment Committee of the Okabena Company (financial services).
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Manager	Indefinite term. Manager since 2003.	Independent Consultant for Merrill Lynch (since 2003), Formerly, Chairman, Oppenheimer Funds, Inc. (2000–2001); and Chief Executive Officer (1995–2001), President (1991–2000) and Chief Operating Officer (1989–1995) of that firm.	55	Director, J Sainsbury plc (food retailer), Prudential plc, Scottish & Newcastle plc (brewer), and International Advisory Board, British-American Business Council and Federal National Mortgage Association (Fannie Mae).
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Manager	Indefinite term. Manager since 2006.	Head (since 2006) and Associate Head (1994–2000 and 2001–2006), Economics Department, Massachusetts Institute of Technology (MIT); Mitsui Professor of Economics, MIT (since 1996); and Program Director, National Bureau of Economic Research (since 1990).	55	The Jeffrey Company (unregistered investment company).
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Manager	Indefinite term. Manager since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); and Chairman and CEO, NCM Capital Advisers Inc. (since 2003).	55	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

TIAA Separate Account VA-1 Statement of Additional Information	B-9

DISINTERESTED MANAGERS—continued

Name, address and age	Position(s) held with account	Term of office and length of time served	Principal occupation(s)	Number of portfolios in fund complex overseen by manager	Other directorships held by manager
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Manager	Indefinite term. Manager since 2006	Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); and Fellow, Financial Management Association (since 2002). Formerly, Associate Dean for Research, University of Texas at Austin (2001–2002); Associate Director for Research, the Center for International Business Education and Research, University of Texas at Austin (2000–2003); and Director of the Bureau of Business Research, University of Texas at Austin (2001–2002).	55	None

OFFICERS

Name, address and age	Position(s) held with account	Term of office and length of time served	Principal occupation(s) during past 5 years
Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 8/2/43	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since 2002.	Chairman, President and Chief Executive Officer of TIAA (since 2002); and President and Chief Executive Officer of CREF and TIAA Separate Account VA-1. Formerly, President and Chief Executive Officer of TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (2002-2007); President and Chief Executive Officer of Alliance for LifeLong Learning, Inc. (2000-2002); and President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc. (1997-1999).
Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/28/49	Vice President and Treasurer	One-year term. Vice President since 2004.	Vice President and Treasurer of TIAA, CREF and TIAA Separate Account VA-1 (since 2004). Vice President (since 2004) and Treasurer (2004–2/2007) of TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds. Formerly, Second Vice President and Associate Treasurer (1998–2003) of Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual & Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”), TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) and TCT Holdings, Inc.
Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	Executive Vice President and Head of Asset Management	One-year term. Executive Vice President since 1999. and Head of Asset Management since 2006.	Executive Vice President (since 1999) and Head of Asset Management (since 2006) of TIAA, CREF and TIAA Separate Account VA-1. President and Principal Executive Officer of TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (since 2/2007). Director of TPIS (since 2006) and Advisors (since 2004). President and Chief Executive Officer of Investment Management and Advisors and Manager of Investment Management (since 2004). Formerly, Manager of TIAA Realty Capital Management, LLC (2004-2006), and Chief Investment Officer of TIAA (2004-2006) and CREF, TIAA Separate Account VA-1, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”) (2003-2006).
I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/24/52	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Director of TIAA-CREF Life (2003–2006); Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001–2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993–2001).
E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/7/49	Vice President and Corporate Secretary	One-year term. Vice President and Corporate Secretary since 2001.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 1999).
Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 8/20/57	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Vice President of IT Operations and Services, Lucent Technologies (2000–2003); and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company (1997–2000).
George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/17/53	Executive Vice President and General Counsel	One-year term. Executive Vice President and General Counsel since 2003.	Executive Vice President and General Counsel of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated (1997–2003).

B-10	Statement of Additional Information TIAA Separate Account VA-1

OFFICERS—continued

Name, address and age	Position(s) held with account	Term of office and length of time served	Principal occupation(s) during past 5 years
Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/18/56	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Fund Complex (since 2003). Director of Advisors, TPIS, and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments (1999–2003); and Head and Deputy Head of Global Market Risk Management, Putnam Investments (1997–1999).
Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 8/4/57	Executive Vice President	One-year term. Executive Vice President since 2001.	Executive Vice President, Individual Client Services, of TIAA and the TIAA-CREF Fund Complex (since 2006). President, Chief Executive Officer and Manager of Services (since 2003). Formerly, Executive Vice President, Client Services, of TIAA and the TIAA-CREF Fund Complex (2003–2005); Director of TPIS, Tuition Financing and TIAA-CREF Life (2003–2006); Executive Vice President, Retirement Services, CREF and TIAA (2000–2003); and Vice President, Eastern Division (1994–2000).
Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly Director, TIAA-CREF Life (2003–2006); First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co. (1999–2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998–1999).
Eric C. Oppenheim TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 7/31/48	Vice President and Acting Chief Compliance Officer	One-year term. Vice President and Acting Chief Compliance Officer since 2005.	Vice President and Acting Chief Compliance Officer of the TIAA-CREF Fund Complex (since 2005). Vice President of Investment Management and Advisors (since 2006). Formerly, Acting Chief Compliance Officer of Tuition Financing and Chief Compliance Officer, Advisors and Services (2005–2006); Vice President and Compliance Officer of TIAA (2004–2005); First Vice President and Manager of Compliance and Centralized Trust Functions, Private Banking Division, Comerica Incorporated (2001–2004); and Manager of Compliance and Regulatory Affairs, Investment Bank Division, Comerica Incorporated (1993–2001).
Georganne C. Proctor TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/25/56	Executive Vice President and Chief Financial Officer	One-year term. Executive Vice President and Chief Financial Officer since 2006.	Executive Vice President and Chief Financial Officer of TIAA, CREF and TIAA Separate Account VA-1 (since 2006). Manager and Executive Vice President of Investment Management, Director and Executive Vice President of TPIS and Advisors. Formerly, Executive Vice President and Chief Financial Officer of TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (2006-2/2007); Executive Vice President, Finance, Golden West Financial Corporation (2002-2006); and Senior Vice President, Chief Financial Officer and Director, Bechtel Group, Inc. (1999-2002).
Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/26/51	Executive Vice President	One-year term. Executive Vice President since 2001.	Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Fund Complex (since 2006). Director and President of TIAA-CREF Enterprises, Inc. (since 2000). Formerly, Executive Vice President, Product Management of TIAA and TIAA-CREF Fund Complex (2000–2005); and President and Chief Executive Officer, Horizon Mercy (1996–2000).
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, Institutional Client Services (since 2006). Director of Tuition Financing and Manager of Services. Formerly, Senior Vice President, Pension Products (2003–2006) and Vice President, Support Services (1998–2003), of TIAA and the TIAA-CREF Fund Complex.

EQUITY OWNERSHIP OF MANAGERS

The following chart includes information relating to equity securities beneficially owned by TIAA Separate Account VA-1 managers in the separate account and in all registered investment companies in the same “family of investment companies” as the separate account, as of December 31, 2006. At that time, the separate account’s family of investment companies included the TIAA-CREF Life Funds, CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds (including the TIAA-CREF Lifecycle Funds) and TIAA Separate Account VA-1. The TIAA-CREF Mutual Funds subsequently merged into the TIAA-CREF Institutional Mutual Funds on April 20, 2007.

DISINTERESTED MANAGERS

Name of Manager	Dollar Range of Equity Securities in Separate Account	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Manager in Family of Investment Companies
Forrest Berkley*	None	Over $100,000
Eugene Flood, Jr.	None	Over $100,000
Nancy L. Jacob	None	Over $100,000
Howell E. Jackson	None	Over $100,000
Bridget A. Macaskill	None	Over $100,000
James M. Poterba†	None	Over $100,000
Maceo K. Sloan	None	Over $100,000
Laura T. Starks#	None	Over $100,000

*	Mr. Berkley was appointed to the management committee on September 19, 2006.

†	Prof. Poterba was appointed to the management committee effective April 3, 2006.

#	Dr. Starks was appointed to the management committee effective July 18, 2006.

TIAA Separate Account VA-1 Statement of Additional Information	B-11

COMPENSATION OF MANAGERS

The following table shows the compensation received from the separate account and the TIAA-CREF Fund Complex by each non-officer manager for the year ended December 31, 2006. The separate account’s officers receive no compensation from any fund in the TIAA-CREF Fund Complex. For purposes of the chart, the TIAA-CREF Fund Complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds (including the TIAA-CREF Lifecycle Funds) and TIAA-CREF Mutual Funds, each a registered investment company. However, the TIAA-CREF Mutual Funds merged into the TIAA-CREF Institutional Mutual Funds on April 20, 2007.

DISINTERESTED MANAGERS

Name of Person	Aggregate Compensation From the Separate Account	Pension or Retirement Benefits Accrued As Part of Separate Account Expenses	Total Compensation Paid From TIAA-CREF Fund Complex
Forrest Berkley[1,2]	$214.69	$175.40	$83,400.00
Willard T. Carleton[3]	$406.39	$265.36	$142,350.00
Eugene Flood, Jr.	$550.84	$353.06	$192,000.00
Howell E. Jackson	$506.32	$353.06	$182,600.00
Nancy L. Jacob	$770.98	$353.06	$238,800.00
Bevis Longstreth[2,3]	$415.76	$265.36	$144,300.00
Bridget A. Macaskill	$464.13	$353.06	$173,600.00
James M. Poterba[2,4]	$454.49	$264.17	$153,000.00
Maceo K. Sloan[2]	$553.25	$353.06	$192,600.00
Laura T. Starks[5]	$265.70	$175.71	$94,200.00
Ahmed H. Zewail[2,3]	$235.52	$265.36	$106,200.00

(1)	Mr. Berkley was appointed as a manager effective September 19, 2006.

(2)

This compensation, or a portion of it, was not actually paid based on prior election of the manager to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer managers. Excluding this year’s deferrals, a total of $1,040,265.09 earned across the fund complex has been deferred for prior years’ service, including interest through December 31, 2006, for all current managers who had elected to defer their compensation.

(3)	These are former managers.

(4)	Prof. Poterba was appointed as a manager effective April 3, 2006.

(5)	Dr. Starks was appointed as a manager effective July 18, 2006.

DISINTERESTED MANAGERS

The management committee has approved manager compensation at the following rates effective January 1, 2007: an annual retainer of $50,000; a management committee and committee meeting fee of $2,500; an annual long-term compensation contribution of $75,000; a committee chair fee of $10,000 ($15,000 for the Chairs of the Operations and the Audit and Compliance Committees); a management committee chair fee of $25,000; and an Operations and Audit and Compliance Committee member fee of $5,000. Manager compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is pro-rated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the managers, and the need to attract and retain well-qualified management committee members.

The separate account has a long-term compensation plan for non-officer managers. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to CREF and TIAA annuity accounts chosen by the manager. Benefits will be paid after the manager leaves the management committee in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the manager. The management committee may waive the mandatory retirement policy for the managers, which would delay the commencement of benefit payments until the manager eventually retires from the management committee. Pursuant to a separate deferred compensation plan, non-officer managers also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to TIAA and CREF accounts chosen by the individual manager. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the manager, after the manager leaves the management committee. The compensation table above does not reflect any payments under the long-term compensation plan.

COMMITTEES

Every year the management committee appoints certain standing committees, each with specific responsibilities for aspects of TIAA Separate Account VA-1’s operations. Included among these are:

(1)

An Audit and Compliance Committee (formerly called the “Audit Committee”), consisting solely of independent managers, which assists the full management committee in fulfilling its oversight responsibilities for financial and operational reporting, internal control and compliance with laws, regulations and ethics. The Audit and Compliance Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the separate account’s independent registered public accounting firm. The Audit and Compliance Committee has adopted a formal

B-12	Statement of Additional Information TIAA Separate Account VA-1

written charter that is available upon request. During the fiscal year ended December 31, 2006, the Audit and Compliance Committee held seven meetings. The current members of the Audit and Compliance Committee are Mr. Sloan (chair), Mr. Berkley, Ms. Macaskill and Prof. Poterba. Mr. Sloan has been designated as the audit committee financial expert.

(2)	An Investment Committee (formerly called the “Finance Committee”), which assists the management committee in fulfilling its oversight responsibilities for the management of the TIAA Separate Account VA-1 investments subject to appropriate oversight by the full management committee. During the fiscal year ended December 31, 2006, the Investment Committee held four meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent managers, which assists the management committee in fulfilling its oversight responsibilities for all corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the TIAA Separate Account VA-1 and the initiation of appropriate shareholder resolutions. During the fiscal year ended December 31, 2006, the Corporate Governance and Social Responsibility Committee held ten meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Prof. Jackson and Dr. Starks.

(4)	An Executive Committee, which generally is vested with full management committee powers between management committee meetings on matters not specifically addressed by the full management committee. During the fiscal year ended December 31, 2006, the Executive Committee did not hold any meetings. The current members of the Executive Committee are Dr. Jacob (chair), Dr. Flood, Prof. Jackson, Prof. Poterba and Mr. Sloan.

(5)	A Nominating and Governance Committee, consisting solely of independent managers, which nominates certain TIAA Separate Account VA-1 officers and the members of the standing committees of the management committee, and recommends candidates for election as managers. During the fiscal year ended December 31, 2006, the Nominating and Governance Committee held eight meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Dr. Flood and Mr. Sloan.

(6)	An Operations Committee, consisting solely of independent managers, which assists the management committee in fulfilling its oversight responsibilities for operational matters of the TIAA Separate Account VA-1, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. This Committee was formed in July 2006 and held four meetings in the fiscal year ended December 31, 2006. The current members of the Operations Committee are Prof. Jackson (chair), Dr. Flood, Dr. Jacob and Dr. Starks.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as managers by providing potential nominee names and background information to the Secretary of TIAA Separate Account VA-1. The Secretary’s address is: 730 Third Avenue, New York, New York 10017-3206.

PROXY VOTING POLICIES

The separate account has adopted policies and procedures to govern its voting of proxies of portfolio companies. The separate account seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. We believe that companies that follow good corporate governance practices and are responsive to shareholder concerns are more likely to produce better returns than those companies that do not follow these practices or act in such a manner.

As a general matter, the management committee has delegated to Advisors responsibility for voting the proxies of the portfolio companies in accordance with management committee–approved guidelines established by the Corporate Governance and Social Responsibility Committee. Guidelines for proposals related to corporate governance proposals and social issues are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as Appendix A to this SAI.

Advisors has a team of professionals responsible for reviewing and voting each proxy. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms, various corporate governance–related publications and TIAA-CREF investment professionals. Based on their analysis of each proposal and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the interests of the separate account contractowners. Occasionally, when a proposal relates to social or environmental concerns or governance issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors seeks guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

The separate account believes there are no material conflicts of interest that interfere with its voting decisions. There may be rare instances in which a trustee or senior executive of the separate account, Advisors or Advisors’ affiliates is either a director or executive of a portfolio company. In such cases, this individual is required to recuse him- or herself from all decisions regarding the portfolio company.

A report of proxies voted for the separate account is made quarterly to the separate account’s management committee and/or the Corporate Governance and Social Responsibility Committee, noting any proxies that were voted in exception to the TIAA-CREF Policy Statement on Corporate Governance.

A record of all proxy votes cast for the most recent 12-month period ended June 30, can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov.

TIAA Separate Account VA–1 Statement of Additional Information	B-13

INVESTMENT ADVISORY AND RELATED SERVICES

INVESTMENT ADVISORY SERVICES

Investment advisory services and related services for the separate account are provided by personnel of Advisors. Advisors is registered as an investment adviser under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the separate account, subject to the direction and control of the management committee of the separate account. The advisory personnel of Advisors perform all research, make recommendations and place orders for the purchase and sale of securities. Advisors also provides for all portfolio accounting, custodial and related services for the assets of the separate account.

As described in the Prospectus, the investment management agreement between Advisors and the separate account provides for payment by the separate account of an investment advisory fee of 0.30% of assets annually. Currently, with Advisors waiving a portion of that fee, a daily deduction from the net assets of the separate account is made at an annual rate of 0.07% for expenses related to the management of the assets of the separate account.

For the years ended December 31, 2006, 2005, and 2004, the separate account paid investment advisory fees of $654,598, $631,504 and $598,098, respectively. These fees reflect the waiver by Advisors of a portion of its investment advisory fee for the years ended December 31, 2006, 2005, and 2004, of $2,175,429, $2,074,611 and $1,964,605, respectively.

PERSONAL TRADING POLICY

The separate account and Teachers Personal Investors Services, Inc. (“TPIS”) have adopted codes of ethics under Rule 17j-1 of the 1940 Act. Advisors has adopted a code of ethics under Rule 204A-1 of the Investment Advisers Act of 1940. These codes govern the personal trading activities of certain employees or “access persons” and members of their households. While these individuals may invest in securities that may also be purchased or held by the separate account, they must also generally preclear and report all transactions involving securities covered under the codes. Some transactions they make must be reported and approved. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review. These codes of ethics have been filed with the SEC and may be obtained: (1) through the SEC’s Public Reference Room (call 1-202-942-8090) for more information; (2) through the EDGAR Database at www.sec.gov; (3) upon request at publicinfo@sec.gov; or (4) by writing the SEC’s Public Reference Section, Washington, DC 20549.

INFORMATION ABOUT THE SEPARATE ACCOUNT’S PORTFOLIO MANAGEMENT

Structure of Compensation for Portfolio Managers

Equity portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

Investment performance is calculated, where records are available, over four years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. This investment performance is averaged using a 40% weight for the most recent year, 30% for the second year, 20% for the third year and 10% for the fourth year. Utilizing the three variables discussed above, total compensation is calculated and then compared to compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity group as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

Additional Information Regarding Portfolio Managers

The following chart includes information relating to the separate account’s portfolio managers, such as other funds and accounts managed by them (registered investment companies and registered and unregistered pooled investment vehicles), total assets in those funds and accounts, and the dollar range of equity securities owned in the separate account as of December 31, 2006. Please note that the TIAA-CREF Mutual Funds were merged into the TIAA-CREF Institutional Mutual Funds on April 20, 2007. Therefore, under the heading “Number of Other Accounts Managed,” the table also presents revised number of registered investment companies (in parentheses) that the separate account’s portfolio mangers manage post-merger.

STOCK INDEX ACCOUNT

	Number of Other Accounts Managed	Total Assets In Accounts Managed (millions)
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Account
Philip James (Jim) Campagna, CFA	18(16)	0	$25,586	$0	$0
Anne Sapp, CFA	18(16)	0	$25,586	$0	$0

B-14	Statement of Additional Information TIAA Separate Account VA-1

Potential Conflicts of Interest of Advisors and Portfolio Managers

The separate account’s portfolio manager may also manage other registered investment companies, unregistered investment pools and investment accounts that might raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. These policies and procedures include the following:

Aggregation and Allocation of Transactions. Advisors may, on occasion, aggregate or “bunch” orders of the separate account and its other client accounts, and orders of its affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”) in each case consistent with Advisors’ policy to seek best execution for all orders. Advisors may also, on occasion, aggregate or “bunch” orders of the separate account pursuant to Advisors’ aggregation and allocation of orders policies. Advisors has adopted procedures to ensure that the separate account is afforded equal opportunity with Advisors’ other clients or clients of its affiliates to receive investment allocations and that such allocations are provided to the separate account and Advisors’ other client accounts or clients of its affiliates in a manner that is consistent with Advisors’ fiduciary obligations.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the separate account and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the separate account or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services.

IPO Allocation. Advisors has adopted procedures to ensure that it allocates initial public offerings to the separate account and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the separate account, as well as its other clients, is based on a percentage of assets under management. Advisors is not paid performance-based fees for its management of the separate account or any other funds or client accounts. Advisors’ compensation structure therefore does not raise conflicts of interest that may arise when an investment adviser is paid management fees based on performance of some of its client’s accounts and not others.

ADMINISTRATIVE SERVICES

TIAA provides the administrative services for the separate account and the contracts. The current daily deduction for such services equates to 0.20% of net assets annually. For the years ended December 31, 2006, 2005, and 2004, administrative expenses incurred were $1,913,219, $1,838,874 and $1,708,311, respectively.

ADVISORS AND TIAA

The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of CREF, the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.2 million people at over 15,000 institutions. As of December 31, 2006, TIAA’s net assets were approximately $183.7 billion; the combined net assets for TIAA and CREF totaled approximately $382.2 billion.

TIAA holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors and TPIS, the principal underwriter for the interests in the variable annuity contracts funded through the separate account. TIAA also holds all the shares of Investment Management. Investment Management provides investment advisory services to CREF. All of the foregoing are affiliates of the separate account and Advisors.

CUSTODY OF PORTFOLIO

The custodian for the assets of the separate account is State Street Bank and Trust Company, State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02110-2900.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the separate account’s independent registered public accounting firm and, in that regard, provides general auditing services for the separate account.

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the separate account as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best price, execution and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transaction with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the separate account, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the separate account at the same time as for (i) a CREF account or any other account that they may also be managing on behalf of Investment Management, another investment adviser also affiliated with TIAA, or (ii) TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds or any other investment company or account whose assets Advisors may be managing. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by

TIAA Separate Account VA–1 Statement of Additional Information	B-15

brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the separate account. The aggregate amount of brokerage commissions paid by the separate account during 2006, 2005 and 2004 was $22,783, $19,546 and $6,554, respectively.

Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the separate account or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2006. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Investment Portfolio	Aggregate $ Amount of Commissions Paid to Firms That Provided Research Services
Stock Index Account	$19,546

Research or services obtained for the separate account may be used by Advisors in managing other investment company accounts. The research or services obtained may also be used by Investment Management in managing CREF. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with Advisors’ fiduciary duty to the separate account.

During 2006, the separate account acquired securities of certain of its regular brokers or dealers or their parents. These entities and the value of the securities of these entities held by the separate account as of December 31, 2006, are set forth in the tables below if the issuer of the securities derived more than 15% of its total income from securities-related activities during its most recent fiscal year:

A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSION PAID

Holdings at 12/31/06 (US$)
Bank of America Corp. (Parent—Bank of America)	$15,457,000
Citigroup, Global Markets Inc. (Parent—Citigroup)	$17,567,000
Goldman, Sachs & Co. (Parent—Goldman Sachs Group, Inc.)	$4,823,000
Investment Technology Group, Inc. (Parent—Investment Technology Group, Inc.)	$120,000
JP Morgan Chase Securities, Inc. (Parent—JPMorgan Chase & Co.)	$10,641,000
Lehman Brothers, Inc. (Parent—Lehman Brothers Holdings, Inc.)	$2,650,000
Morgan Stanley & Co. Inc. (Parent—Morgan Stanley)	$5,525,000
Prudential Financial, Inc. (Parent—Prudential Financial, Inc.)	$2,672,000

B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL

None.

DIRECTED BROKERAGE

In accordance with the 1940 Act, as amended, the separate account has adopted a policy prohibiting the separate account to compensate brokers or dealers for the sale or promotion of contracts by the direction of portfolio securities transactions for the separate account to such brokers or dealers. In addition, Advisors had instituted policies and procedures so that Advisors personnel do not violate this policy of the separate account.

PERIODIC REPORTS

Prior to the time an entire accumulation has been withdrawn in cash or transferred to the fixed account a contractowner will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;
(2)	the number and dollar value of accumulation units in the separate account credited to the contractowner during the quarter and in total;
(3)	cash withdrawals from the separate account during the quarter; and
(4)	any transfers between the separate account and the fixed account during the quarter.

The separate account also will transmit to contractowners, at least semi-annually, reports showing the financial condition of the separate account and a schedule of investments held in the separate account in which they have accumulations.

GENERAL MATTERS

ASSIGNMENT OF CONTRACTS

You can assign the contract at any time.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

B-16	Statement of Additional Information TIAA Separate Account VA–1

STATE REGULATION

TIAA and the separate account are subject to regulation by the New York State Superintendent of Insurance (“Superintendent”), as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent both quarterly and annual statements on forms promulgated by the NYID. The separate account’s books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by George W. Madison, Executive Vice President and General Counsel of TIAA. Sutherland Asbill & Brennan LLP, Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

PricewaterhouseCoopers LLP, the separate account’s independent registered public accounting firm, audited the separate account’s December 31, 2006 financial statements as set forth in their report included in the separate account’s annual report to contract owners, which is incorporated by reference into this Statement of Additional Information. Separate account financial information reported for fiscal periods before 2005 was audited by the separate account’s former independent registered public accounting firm. In addition, with respect to TIAA, PricewaterhouseCoopers LLP has audited TIAA’s December 31, 2006 statutory-basis financial statements as set forth in their report (which contains an explanatory paragraph describing that TIAA presents its financial statements in conformity with accounting practices prescribed or permitted by the NYID, which practices differ from U.S. generally accepted accounting principles, and that the effects of the variances between such bases of accounting on TIAA’s financial statements are not reasonably determinable but are presumed to be material, as described in Note 2 to the TIAA statutory-basis financial statements) included in this Statement of Additional Information.

Ernst & Young LLP, independent registered public accounting firm with respect to TIAA, has audited TIAA’s statutory-basis financial statements at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, as set forth in their report (which contains an explanatory paragraph describing that TIAA presents its financial statements in conformity with accounting practices prescribed or permitted by the NYID, which practices differ from U.S. generally accepted accounting principles, and that the effects of the variances between such bases of accounting on TIAA’s financial statements are not reasonably determinable but are presumed to be material, as described in Note 2 to the TIAA statutory-basis financial statements) included in this Registration Statement, and is included in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP is located at 5 Times Square, New York, NY 10036.

ADDITIONAL INFORMATION

A Registration Statement has been filed with the SEC, under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this SAI. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The audited financial statements of TIAA follow.

The financial statements of TIAA should be distinguished from the financial statements of the separate account, which are included in the separate account’s annual report to contract owners and incorporated herein by reference, and should be considered only as bearing upon the ability of TIAA to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA Separate Account VA–1 Statement of Additional Information	B-17

Index to Financial Statements

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA:
Statutory—Basis Financial Statements:
December 31, 2006
B-19	Report of Management Responsibility
B-20	Report of the Audit Committee
B-21	Report of Independent Auditors
B-22	Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-22	Statements of Operations
B-23	Statements of Changes in Capital and Contingency Reserves
B-24	Statements of Cash Flow
B-25	Notes to Statutory—Basis Financial Statements

Statutory—Basis Financial Statements
December 31, 2004:
B-44	Report of Management Responsibility
B-45	Report of the Audit Committee
B-46	Report of Independent Registered Public Accounting Firm
Statutory—Basis Financial Statements:
B-47	Balance Sheets
B-47	Statements of Operations
B-48	Statements of Changes in Capital and Contingency Reserves
B-49	Statements of Cash Flow
B-50	Notes to Financial Statements

B-18	Statement of Additional Information TIAA Separate Account VA-1

Report of management responsibility

April 18, 2007

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA has established and maintains an effective system of internal controls over financial reporting designed to provide reasonable assurance that assets are properly safeguarded, that transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA’s internal audit personnel provide a continuing review of the internal controls and operations of TIAA, and the Senior Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent registered public accounting firm of PricewaterhouseCoopers LLP has audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2006 and 2005. Ernst & Young LLP had audited the Company’s financial statements for the year ended December 31, 2004. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting services are obtained from a firm other than the independent accounting firm. The independent auditors’ report expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent registered public accounting firm and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

/s/ Herbert M. Allison, Jr.	/s/ Georganne C. Proctor
Chairman, President and	Executive Vice President and
Chief Executive Officer	Chief Financial Officer

TIAA Separate Account VA-1 Statement of Additional Information	B-19

Report of the audit committee

To the Policyholders of Teachers Insurance and Annuity Association of America:

The Audit Committee (“Committee”) oversees the financial reporting process of Teachers Insurance and Annuity Association of America (“TIAA”) on behalf of TIAA’s Board of Trustees. The Committee is a standing committee of the Board of Trustees and operates in accordance with a formal written charter (copies are available upon request) that describes the Committee’s responsibilities.

Management has the primary responsibility for TIAA’s financial statements, the development and maintenance of an effective system of internal controls over financial reporting, operations, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal audit group and the independent registered public accounting firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the external financial accounting firm. As required by its charter, the Committee will evaluate rotation of the external financial accounting firm whenever circumstances warrant, but in no event will the evaluation be later than the tenth year of service.

The Committee reviewed and discussed the accompanying audited statutory-basis financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the statutory-basis financial statements. The Committee has also discussed the audited statutory-basis financial statements with PricewaterhouseCoopers LLP, the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the 2006 audited statutory-basis financial statements with statutory accounting principles.

The discussion with PricewaterhouseCoopers LLP focused on their judgments concerning the quality and acceptability of the accounting principles as applied in the financial reporting practices followed by TIAA, the clarity and completeness of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with PricewaterhouseCoopers LLP the auditors’ independence from management, and the Board has received a written disclosure regarding such independence, as required by the Independence Standards Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited statutory-basis financial statements for publication and filing with appropriate regulatory authorities.

Rosalie J. Wolf, Audit Committee Chair

Donald K. Peterson, Audit Committee Member

David L. Shedlarz, Audit Committee Member

Leonard S. Simon, Audit Committee Member

Paul R. Tregurtha, Audit Committee Member

April 18, 2007

B-20	Statement of Additional Information TIAA Separate Account VA-1

Report of independent auditors

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory statements of admitted assets, liabilities and capital and contingency reserves of Teachers Insurance and Annuity Association of America (the “Company”) as of December 31, 2006 and December 31, 2005, and the related statutory statements of operations, changes in capital and contingency reserves, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of the Company for the year ended December 31, 2004, which are prepared on the basis of accounting described in Note 2, were audited by other independent auditors whose report dated April 20, 2005, expressed an adverse opinion on the fair presentation of the financial statements in conformity with generally accepted accounting principles in the United States of America, and expressed an unqualified opinion on the fair presentation of the financial statements in conformity with the basis of accounting described in Note 2.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2006 and 2005, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on January 1, 2005, the Company adopted Statement of Statutory Accounting Principles No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 18, 2007

TIAA Separate Account VA-1 Statement of Additional Information	B-21

Statutory—basis statements of admitted assets, liabilities and capital and contingency reserves	Teachers Insurance and Annuity Association of America December 31, 2006

(dollars in millions, except share data)	December 31, 2006	December 31, 2005

ADMITTED ASSETS
Bonds	$121,775	$121,863
Mortgages	23,756	24,353
Real estate	1,455	1,618
Preferred stocks	4,554	1,295
Common stocks	4,050	3,813
Other long-term investments	7,372	6,700
Cash, cash equivalents and short-term investments	2,464	824
Investment income due and accrued	1,480	1,458
Separate account assets	15,384	11,651
Net deferred federal income tax asset	964	963
Other assets	390	395
Total admitted assets	$183,644	$174,933

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$142,733	$137,749
Dividends due to policyholders	2,229	2,180
Federal income taxes	682	1,215
Asset valuation reserve	3,738	3,049
Interest maintenance reserve	682	796
Separate account liabilities	15,384	11,651
Securities lending collateral	—	3,460
Other liabilities	1,846	1,641
Total liabilities	167,294	161,741
Capital and contingency reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	16,347	13,189
Total capital and contingency reserves	16,350	13,192
Total liabilities, capital and contingency reserves	$183,644	$174,933

Statutory—basis statements of operations	Teachers Insurance and Annuity Association of America December 31, 2006

(dollars in millions)	For the years ended December 31, 2006	For the years ended December 31, 2005	For the years ended December 31, 2004

REVENUES
Insurance and annuity premiums and other considerations	$11,154	$10,863	$9,482
Annuity dividend additions	2,089	2,065	2,392
Net investment income	10,313	9,985	9,454
Total revenues	$23,556	$22,913	$21,328

BENEFITS AND EXPENSES
Policy and contract benefits	$9,812	$7,962	$6,832
Dividends to policyholders	3,986	3,860	4,113
Increase in policy and contract reserves	4,949	6,243	6,431
Net operating expenses	581	458	433
Net transfers to separate accounts	1,903	2,072	1,732
Net, other	71	117	121
Total benefits and expenses	$21,302	$20,712	$19,662

Income before federal income taxes and net realized capital gains (losses)	2,254	2,201	1,666
Federal income tax (benefit) expense	(594)	526	572
Net realized capital gains (losses) less capital gains taxes, after transfers to interest maintenance reserve	608	297	(554)
Net income	$3,456	$1,972	$540

B-22	Statement of Additional Information Teachers Insurance and Annuity Association of America	SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Statutory—basis statements of changes in capital and contingency reserves	Teachers Insurance and Annuity Association of America December 31, 2006

(dollars in millions)	For the years ended December 31, 2006	For the years ended December 31, 2005	For the years ended December 31, 2004

CHANGES IN CAPITAL AND CONTINGENCY RESERVES
Net income	$3,456	$1,972	$540
Net unrealized capital gains on investments	398	497	751
Change in the asset valuation reserve	(689)	(305)	(455)
Change in net deferred federal income tax asset	(1,154)	110	267
Change in non-admitted assets:
Net deferred federal income tax asset	1,155	(171)	(136)
Other	(6)	(107)	6
Cumulative effect of change in accounting principle	—	55	—
Change in contingency reserves as a result of reinsurance	(13)	(17)	(17)
Other, net	11	(19)	(20)
Net change in capital and contingency reserves	3,158	2,015	936
Capital and contingency reserves at beginning of year	13,192	11,177	10,241
Capital and contingency reserves at end of year	$16,350	$13,192	$11,177

SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS	Teachers Insurance and Annuity Association of America Statement of Additional Information	B-23

Statutory—basis statements of cash flow	Teachers Insurance and Annuity Association of America December 31, 2006

(dollars in millions)	For the years ended December 31, 2006	For the years ended December 31, 2005	For the years ended December 31, 2004
CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$11,153	$10,860	$9,493
Miscellaneous income	106	72	195
Net investment income	10,296	9,932	9,393
Total receipts	21,555	20,864	19,081
Policy and contract benefits	9,788	7,954	6,830
Dividends paid to policyholders	1,849	1,830	1,844
Operating expenses	674	591	740
Federal income tax (benefit)	(62)	(15)	(68)
Net transfers to separate accounts	1,904	2,068	1,727
Total Disbursements	14,153	12,428	11,073
Net cash from operations	7,402	8,436	8,008
CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	17,210	17,386	20,595
Stocks	2,269	1,307	1,148
Mortgages and real estate	4,388	4,840	4,056
Miscellaneous proceeds	2,112	1,980	1,230
Cost of investments acquired:
Bonds	20,425	24,832	28,550
Stocks	1,582	1,276	1,542
Mortgages and real estate	3,612	4,544	4,699
Miscellaneous applications	2,582	2,532	1,959
Net cash from investments	(2,222)	(7,671)	(9,721)
CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	(3)	(9)	—
Net collateral for security lending disbursements	(3,460)	(84)	—
Other cash provided (applied)	(77)	(295)	1,077
Net cash from financing and other	(3,540)	(388)	1,077
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	1,640	377	(636)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	824	447	1,083
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$2,464	$824	$447

B-24	Statement of Additional Information Teachers Insurance and Annuity Association of America	SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2006

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established as a legal reserve life insurance company under the insurance laws of the State of New York in 1918. Its primary purpose is to aid and strengthen nonprofit educational and research organizations, governmental entities and other nonprofit institutions by providing retirement and insurance benefits for their employees and their families and by counseling these organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”), a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“NY SAP”).

The table below provides a reconciliation of the Company’s net income and contingency reserves between NAIC SAP and the NY SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by NY SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables (in millions).

	2006	2005	2004
Net Income, NY SAP	$2,334	$2,001	$540
NY SAP Prescribed or Permitted Practices:
Additional Reserves for:
Term Conversions	1	—	1
Deferred and Payout Annuities issued after 2000	374	395	413
Net Income, NAIC SAP	$2,709	$2,396	$954

Contingency Reserves, NY SAP	$15,279	$13,220	$11,174
NY SAP Prescribed or Permitted Practices:
Goodwill Limitation	34	—	—
Additional Reserves for:
Term Conversions	9	8	8
Deferred and Payout Annuities issued after 2000	2,895	2,521	2,126
Contingency Reserves, NAIC SAP	$18,217	$15,749	$13,308

Application of accounting pronouncements: In 2004, the Company adopted the statutory accounting guidance contained in SSAP No. 87, Capitalization Policy and INT 04-17: Impact of Medicare Modernization Act on Postretirement Benefits. These accounting changes were implemented as a change in accounting principle in order to conform to the provisions of the NAIC SAP, as adopted by the Department. These changes were effective as of January 1, 2004 and had no material effect on the Company’s financial statements. Note 11 contains additional information about the Medicare Modernization Act.

Beginning January 1, 2005, the Company implemented SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 46. As a result of this new guidance, the Company now records its equity investment in its investment subsidiaries based on audited GAAP equity. Previous statutory accounting guidance required the insurer to make statutory adjustments to convert GAAP equity to a statutory equity basis. As a consequence of this change, prepaid expenses and leasing commissions recorded as assets under GAAP, for investment subsidiaries that contain real estate, are admitted and included on the balance sheets. The initial application of this standard resulted in a $55 million increase in the carrying value of the investment subsidiaries and to the Company’s net admitted assets and aggregate write-ins for special surplus funds at January 1, 2005.

Reconciliations of net income and contingency reserves: Subsequent to the filing of its 2006 NY SAP financial statements, the Company made the following adjustments to the Statutory-Basis financial statements. Reconciliations of TIAA’s net income and contingency reserves between the NY SAP as originally filed and these audited financial statements are shown below (in millions):

	Net Income	Capital and Contingency Reserves
NY SAP – as filed	$2,334	$15,282
Adjustment to Current Federal Income Taxes	1,122	1,122
Change to Deferred Income Taxes	—	(1,117)
Change in Non-Admitted Deferred Income Taxes	—	1,063
Audited Financial Statements	$3,456	$16,350

Accounting principles generally accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the requirements for financial statements that are prepared in conformity with GAAP with the applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP would have a material effect on the Company’s financial statements and the primary differences can be summarized as follows:

Under GAAP:

•	The asset valuation reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred;

•

The interest maintenance reserve (“IMR”) is eliminated and the realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into investment income over the remaining life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

Teachers Insurance and Annuity Association of America Statement of Additional Information	B-25

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2006	continued

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;
•

Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred. Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than amortized cost;
•

State taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than not being included in the deferred income tax asset;

•	For purposes of calculating the defined benefit and the post-retirement benefit obligations, active participants not currently vested would also be included in determining the liability;
•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;
•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item, even when the derivatives qualify for hedge accounting;
•	Loan-backed and structured securities that are determined to have an other-than-temporary impairment are written down to fair value and not to the sum of undiscounted estimated future cash flows;
•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes, and assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The effects of these differences, while not determined, are presumed to be material.

ACCOUNTING POLICIES:

The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses at the date of the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is written down to fair value except for loan-backed and structured securities, which are written down to the sum of their undiscounted expected future cash flows. Management considers available evidence to evaluate the potential impairment of its investments. If the decline in the fair value of the investment is deemed to be other than temporary, a write-down is recognized as a realized loss.

Cash, cash equivalents and short-term investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not in default are stated at amortized cost using the interest method. Short-term investments in default are stated at the lower of amortized cost or market value. Cash and cash equivalents include cash on hand, amounts due from banks, and short term highly liquid investments with original maturity of three months or less.

Bonds: Bonds not backed by loans and not in default are stated at amortized cost using the interest method. Bonds not backed by loans that are in default are valued at the lower of amortized cost or fair value determined by quoted market prices or an independent pricing service. For other-than-temporary impairments, the cost basis of bonds is written down to fair value, with the resulting change recognized as a realized loss.

Loan-backed securities and structured securities: Included within bonds are loan-backed securities. Loan-backed securities and structured securities not in default, are stated at amortized cost. The prospective approach is used in determining the carrying amount of interest-only securities, securities for which an other-than-temporary impairment has been recognized or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of acquisition. The retrospective approach, which uses actual and expected future cash flows, is applied when determining amount of all other loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization/accretion of premium/discount for loan-backed and structured securities. Loan-backed and structured securities in default are valued at the lower of amortized cost or undiscounted estimated future cash flows. Prepayment assumptions for loaned backed securities and structured securities are obtained from external data services or internal estimates.

Common stock: Unaffiliated common stocks are stated at fair value.

Preferred stock: Preferred stocks of relatively high quality in NAIC designations 1, 2 and 3 are stated at amortized cost. Lower quality preferred stocks in NAIC designations 4, 5 and 6 are carried at the lower of amortized cost or fair value.

Mortgages: Mortgages are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are

B-26	Statement of Additional Information Teachers Insurance and Annuity Association of America

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2006	continued

stated at the lower of amortized cost or ninety percent of appraised value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Real estate: Real estate occupied by the Company and real estate held for the production of income are carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When TIAA determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances and a realized loss is recorded.

Wholly-owned subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory net assets; (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Limited partnerships and limited liability companies: Investments in limited partnerships and limited liability companies are carried at the underlying GAAP equity of the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Contract loans: Contract loans are stated at outstanding principal balances.

Separate accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. The Company’s investments in the TIAA-CREF Mutual Funds (“Retail Funds”), TIAA-CREF Institutional Mutual Funds (“Institutional Funds”), and TIAA-CREF Life Funds are stated at fair value.

Securities lending: The Company had a securities lending program whereby it loaned securities to qualified brokers in exchange for cash collateral and required a minimum of 102 percent of the fair value of the loaned securities. When securities were loaned, the Company received additional income on the collateral and continues to receive income on the loaned securities. The Company’ securities lending program was discontinued in 2006.

Foreign currency transactions and translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments, are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Derivative instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details TIAA’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company uses derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by the Company include foreign currency, interest rate and credit default swaps, foreign currency forwards and interest rate cap contracts. See Note 7.

Non-admitted assets: Certain investment balances and corresponding investment income due and accrued are designated as non-admitted assets in accordance with NY SAP, based on delinquencies, defaults, and other statutory criteria, and cannot be included in life insurance company balance sheets filed with the Department. Such investment-related non-admitted assets totaled $90 million and $118 million at December 31, 2006 and 2005, respectively. Income on bonds in default is not accrued and, therefore, is not included in the non-admitted totals. Certain non-investment assets, such as the deferred federal income tax (“DFIT”) asset, furniture and fixtures, and various receivables, are also designated as non-admitted assets. The non-admitted portion of the DFIT asset was $2,022 million and $3,177 million at December 31, 2006 and 2005, respectively. The other non-admitted assets were $295 million and $261 million at 2006 and 2005, respectively. Changes in such non-admitted assets are charged or credited directly to contingency reserves.

Furniture and fixtures, equipment, leasehold improvements and computer software: Electronic data processing equipment (“EDP”), computer software, furniture and equipment that qualify for capitalization are depreciated using the straight-line method over 3 years. Office alterations and leasehold tenant improvements that qualify for capitalization are depreciated over 5 years and the remaining life of the lease, respectively.

Accumulated depreciation of EDP equipment and computer software was $297 million and $241 million at December 31, 2006 and 2005, respectively. Related depreciation expenses allocated to TIAA were $22 million, $16 million and $14 million in 2006, 2005 and 2004, respectively. Accumulated depreciation of all furniture and equipment and leasehold improvements, which is non-admitted, was $269 million and $228 million at December 31, 2006, and 2005, respectively. Related depreciation expenses allocated to TIAA was $20 million, $17 million and $5 million in 2006, 2005 and 2004, respectively. In 2004, the Company adopted higher capitalization thresholds, starting at $1 million, and more uniform amortization periods as a part of implementing statutory guidance effective in 2004.

Teachers Insurance and Annuity Association of America Statement of Additional Information	B-27

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2006	continued

Premium revenue: Premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

Policy and contract reserves: TIAA offers a range of group and individual retirement annuities and individual life and other insurance products. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest mortality and other risks insured. Such reserves are designed to be sufficient for contractual benefits guaranteed under policy and contract provisions.

Reserves for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder.

Dividends declared for the following year: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (“Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Asset valuation reserve: The AVR, which covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, stocks, mortgages, real estate, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to the AVR are reported as transfers to or from contingency reserves. No voluntary contributions were made in either 2006 or 2005.

Interest maintenance reserve: The IMR is a reserve required by NAIC SAP which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgages, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

Reclassifications: These financial statements report asset classes and related income in the same categories as prescribed for the NAIC annual statement. Certain prior year amounts in the financial statements have been reclassified to conform to the 2006 presentation. These reclassifications did not affect the total assets, liabilities, net income or contingency reserves previously reported.

Note 3—investments

The disclosures below provide information grouped within the following asset categories: A) bonds, preferred stocks and common stocks; B) mortgage investments; C) real estate investments; D) investment subsidiaries and affiliates; E) other long term investments; and F) commitments.

A. BONDS, PREFERRED STOCKS, AND COMMON STOCKS:

The amortized cost and estimated fair values, and unrealized gains and losses of long-term bonds, preferred stocks, and common stocks at December 31, are shown below (in millions):

	Cost**	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2006
U.S. Government	$1,393	$31	$(3)	$1,421
All Other Governments	922	113	(2)	1,033
States, Territories & Possessions	942	164	(7)	1,099
Political Subdivisions of States, Territories & Possessions	19	3	—	22
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	25,164	499	(359)	25,304
Public Utilities	4,831	231	(90)	4,972
Industrial & Miscellaneous	88,504	2,549	(1,273)	89,780
Total Bonds	121,775	3,590	(1,734)	123,631
Preferred Stocks	4,564	128	(62)	4,630
Common Stocks Unaffiliated	1,129	166	(12)	1,283
Common Stocks Affiliated***	2,768	2,510	—	5,278
Total Bonds and Stocks	$130,236	$6,394	$(1,808)	$134,822

	Cost**	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2005
U.S. Government	$966	$33	$(6)	$993
All Other Governments	1,011	128	(2)	1,137
States, Territories & Possessions	964	201	(1)	1,164
Political Subdivisions of States, Territories & Possessions	19	4	—	23
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	23,514	544	(306)	23,752
Public Utilities	4,860	323	(38)	5,145
Industrial & Miscellaneous	90,529	3,303	(1,051)	92,781
Total Bonds	121,863	4,536	(1,404)	124,995
Preferred Stocks	1,324	32	(50)	1,306
Common Stocks Unaffiliated	245	87	(32)	300
Common Stocks Affiliated***	3,513	—	—	3,513
Total Bonds and Stocks	$126,945	$4,655	$(1,486)	$130,114

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

***	Also reported in Note 3D Subsidiaries and Affiliates. For 2006, Common Stock Affiliated entities that contained real estate utilized new valuation methodologies based on the real estate assets held by the subsidiary. In 2005, the carrying values were considered reasonable estimates of fair value.

B-28	Statement of Additional Information Teachers Insurance and Annuity Association of America

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2006	continued

IMPAIRMENT REVIEW PROCESS

All securities are subjected to TIAA’s process for identifying other-than-temporary impairments. The quarterly impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value of more than 20%. The Company writes down securities that it deems to have an other-than-temporary impairment in value in the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other-than-temporary, the Company recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

UNREALIZED LOSSES ON BONDS, PREFERRED STOCKS AND COMMON STOCKS

The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Cost**	Gross Unrealized Loss	Estimated Fair Value

December 31, 2006

Less than twelve months:
Bonds	$24,744	$(380)	$24,364
Preferred Stocks	1,737	(43)	1,694
Common Stocks	76	(12)	64
Total less than twelve months	26,557	(435)	26,122

Twelve months or more:
Bonds	35,790	(1,354)	34,436
Preferred Stocks	273	(19)	254
Common Stocks	10	—	10
Total twelve months or more	36,073	(1,373)	34,700
Total – All bonds, preferred & common stocks	$62,630	$(1,808)	$60,822

**	Amortized cost for bonds and original cost for stocks net of cumulative reported other-than-temporary impairments.

	Cost**	Gross Unrealized Loss	Estimated Fair Value

December 31, 2005

Less than twelve months:
Bonds	$41,291	$(899)	$40,392
Preferred Stocks	464	(36)	428
Common Stocks	28	(10)	18
Total less than twelve months	41,783	(945)	40,838

Twelve months or more:
Bonds	$9,237	$(505)	$8,732
Preferred Stocks	113	(14)	99
Common Stocks	36	(22)	14
Total twelve months or more	9,386	(541)	8,845
Total – All bonds, preferred & common stocks	$51,169	$(1,486)	$49,683

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

For 2006, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in mortgage-backed securities (27%), asset-backed securities (19%), manufacturing (13%), finance (13%), public utilities (10%), oil and gas (4%), services (4%), and other securities (10%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held fifteen securities where each had a gross unrealized loss greater than $5 million at December 31, 2006. One of these securities remained below cost by 20% or more for twelve months or greater. The security was an asset-backed security and the estimated undiscounted future cash flows support the current carrying value.

For 2005, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (30%), mortgage-backed securities (20%), manufacturing (17%), finance (14%), services (4%), and other securities (15%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held twenty-four securities where each had a gross unrealized loss greater than $5 million at December 31, 2005. Eleven of these securities remained below cost by 20% or more for twelve months or greater. Seven of these securities were asset-backed securities and the estimated future cash flows supported the carrying value of each security.

Teachers Insurance and Annuity Association of America Statement of Additional Information	B-29

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2006	continued

SCHEDULED MATURITIES FOR BONDS

The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2006, by contractual maturity, are shown below (in millions):

	Carrying Value	Estimated Fair Value
Due in one year or less	$1,520	$1,559
Due after one year through five years	10,831	11,161
Due after five years through ten years	24,504	24,683
Due after ten years	25,610	26,620
Subtotal	62,465	64,023
Residential mortgage-backed securities	31,777	31,793
Commercial mortgage-backed securities	19,020	19,240
Asset-backed securities	8,513	8,575
Total	$121,775	$123,631

Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Included in the preceding table under asset-backed securities is TIAA’s exposure to sub-prime mortgages totaling approximately $4 billion. Ninety-five percent (95%) of the sub-prime securities were rated single A or better.

Included in the preceding table are long-term bonds in or near default with an original par amount of $1,303 million that have been written down to a statutory carrying value of $217 million. The bonds are categorized based on contractual maturity as follows: $10 million due in one year or less, $42 million due after one year through five years, $27 million due after five years through ten years, $127 million due after ten years, $2 million of residential mortgage-backed securities, $8 million of commercial mortgage-backed securities and $1 million of asset-backed securities.

BOND CREDIT QUALITY AND DIVERSIFICATION

At December 31, 2006 and 2005, 94.5% and 93.8%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2006	2005
Residential mortgage-backed securities	26.1%	23.9%
Commercial mortgage-backed securities	15.6	14.1
Manufacturing	10.4	10.4
Finance and financial services	10.1	12.4
Asset-backed securities	7.0	9.7
Public utilities	6.9	6.4
Government	4.7	4.2
Communications	4.0	4.5
Oil and gas	3.9	3.4
Real estate investment trusts	3.1	2.7
Services	2.8	2.7
Revenue and special obligations	2.1	2.2
Retail and wholesale trade	2.0	2.1
Transportation	1.3	1.3
Total	100.0%	100.0%

BOND AND EQUITY—OTHER DISCLOSURES

During 2006 and 2005, the Company recorded bonds and stocks acquired through troubled debt restructurings with the book value aggregating $8 million and $68 million, respectively, of which $3 million and $57 million were acquired through non-monetary transactions, respectively. When restructuring troubled debt, TIAA generally accounts for assets at their fair value at the time of restructuring or at the carrying value of the assets given up if lower. If the fair value is less than the carrying value of the assets given up, the required write-down is recognized as realized capital loss. During 2006 and 2005, the Company also acquired bonds and stocks through exchanges aggregating $990 million and $2,134 million, of which $25 million and $1 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at fair value unless the exchange was as a result of restricted 144A’s exchanged for unrestricted securities, which are accounted for at book value. During 2006 and 2005, TIAA acquired common stocks from Other Invested Asset fund investment distributions totaling $35 million and $27 million, respectively.

Debt securities of $8 million at December 31, 2006 and 2005, respectively, were on deposit with governmental authorities or trustees, as required by law.

In second quarter 2006 the Company discontinued the securities lending program. At December 31, 2005 the Company had securities loaned with a carrying value of $3,250 million, fair value of $3,364 million and received cash collateral of $3,460 million. Income generated from securities lending was $3 million, $8 million and $9 million, for the years ended 2006, 2005 and 2004, respectively.

For the years ended December 31, 2006 and 2005, the carrying amount of bonds and stocks denominated in a foreign currency was $3,873 million and $3,195 million, respectively. Bonds that totaled $1,408 million and $1,024 million at December 31, 2006 and 2005, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

The Company uses a third party proprietary system in determining the market value of its loan-backed securities. In 2006, the Company changed from the retrospective method to the prospective method due to negative yields on specific structured securities totaling $9 million. This change was in accordance with SSAP 43. The Company also changed its accounting to the prospective method for loan-backed securities whose expected cash flows fell substantially below those expected at the time of acquisition.

B. MORTGAGE INVESTMENTS:

The Company issues mortgages that are principally collateralized by commercial real estate. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 80% for commercial loans (includes mezzanine loans). The coupon rates for non mezzanine commercial mortgages acquired during 2006 ranged from 5.10% to 7.08%.

The Company also issues mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an

B-30	Statement of Additional Information Teachers Insurance and Annuity Association of America

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2006	continued

entity that owns real estate. The coupon rate for mezzanine real estate loans issued during 2006 ranged from 5.58% to 6.40%.

For the years ended December 31, 2006 and 2005, the carrying value of mezzanine real estate loans was $867 million and $637 million, respectively.

MORTGAGE IMPAIRMENT REVIEW PROCESS

The Company monitors the effects of current and expected market conditions and other factors on the collectibility of mortgages to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgages with impaired values at December 31, 2006 and 2005 have been written down to net realizable values based upon independent appraisals of the collateral, as shown in the table below. For impaired mortgages where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2006	2005	2004
Investment in impaired mortgages, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$185
Related temporary allowances for credit losses	—	—	(30)
Investment in impaired mortgages, net of other-than-temporary impairment losses recognized	1,031	92	358
Related write-downs for other-than-temporary impairments	(26)	(3)	(142)
Average investments in impaired mortgages	179	380	669
Interest income recognized on impaired mortgages during the period	5	21	57
Interest income recognized on a cash basis during the period	6	24	61

The activity affecting the allowance for credit losses on mortgages was as follows (in millions):

	2006	2005
Balance at the beginning of the year	$—	$30
Provisions for losses charged against contingency reserves	8	—
Write-downs for other-than-temporary impaired assets charged against the allowance	(2)	(23)
Recoveries of amounts previously charged off	(6)	(7)
Balance at the end of the year	$—	$—

There were no mortgages with restructured or modified terms at December 31, 2006. At December 31, 2005, the aggregate carrying value of mortgages with restructured or modified terms was $198 million. For the years ended December 31, 2006, 2005 and 2004, the investment income earned on such mortgages were $0, $11 million and $16 million, respectively, which would have been approximately $0, $17 million and $22 million, respectively, if they had performed in accordance with their original terms. When restructuring mortgages, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than eighteen months is non-admitted. Cash received on impaired mortgages that are performing according to their contractual terms is applied in accordance with those terms. For mortgages in the process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. At December 31, 2006 and 2005, the carrying values of mortgages held with interest more than 180 days past due, excluding accrued interest, were $0 and $0, respectively. Total interest due on mortgages with interest more than 180 days past due was $0 in both 2006 and 2005. During 2006, the Company did not reduce the interest rate of outstanding loans.

MORTGAGE DIVERSIFICATION

At December 31, the carrying values of mortgage investments were diversified by property type and geographic region as follows:

	2006	2005

Property Type
Shopping centers	34.8%	32.0%
Office buildings	33.8	38.0
Industrial buildings	14.3	13.0
Mixed-use projects	6.7	7.1
Apartments	6.2	6.0
Hotel	3.7	3.2
Other	0.5	0.7
Total	100.0%	100.0%

	2006	2005

Geographic Region
Pacific	28.9%	28.6%
South Atlantic	23.3	23.7
North Central	13.7	15.4
Middle Atlantic	11.5	10.8
South Central	10.2	9.0
Mountain	5.3	6.0
New England	4.5	4.4
Other	2.6	2.1
Total	100.0%	100.0%

At December 31, 2006 and 2005, approximately 22.0% and 21.8% of the mortgage portfolio, respectively, was invested in California and was included in the Pacific region shown above.

SCHEDULED MORTGAGE MATURITIES

At December 31, 2006, contractual maturities for mortgages were as follows (in millions):

Carrying Value
Due in one year or less	$947
Due after one year through five years	9,833
Due after five years through ten years	11,836
Due after ten years	1,140
Total	$23,756

Teachers Insurance and Annuity Association of America Statement of Additional Information	B-31

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2006	continued

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

MORTGAGE—OTHER DISCLOSURES

Mortgages that totaled $222 million and $240 million at December 31, 2006 and 2005, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

For the years ended December 31, 2006 and 2005, the carrying value of mortgages denominated in foreign currency was $577 million and $433 million, respectively.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

C. REAL ESTATE INVESTMENTS:

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on the realizability of real estate investments to identify and quantify any impairment in value. Other-than-temporary impairments on directly owned real estate investments for the years ended December 31, 2006 and 2005 were $2 million and $11 million, respectively, and these amounts are included in the impairment table in Note 4. The 2006 other-than-temporary impairments were recorded on properties that were not expected to be held until recovery. At December 31, 2006 and 2005, TIAA’s directly owned real estate investments of $1,455 million and $1,618 million, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $166 million and $188 million, respectively.

REAL ESTATE DIVERSIFICATION

At December 31, the carrying values of real estate investments were diversified by property type and geographic region as follows:

	2006	2005

Property Type
Office buildings	60.5%	63.7%
Industrial buildings	17.9	17.1
Mixed-use projects	17.4	15.8
Apartments	1.8	1.7
Land held for future development	2.1	1.5
Income-producing land underlying improved real estate	0.3	0.2
Total	100.0%	100.0%

	2006	2005

Geographic Region
South Atlantic	47.2%	45.0%
North Central	16.0	14.2
Pacific	12.7	11.0
Mountain	2.3	9.1
South Central	9.1	9.0
Other	8.8	8.1
Middle Atlantic	3.9	3.6
Total	100.0%	100.0%

At December 31, 2006 and 2005, approximately 19.0% and 19.1% of the real estate portfolio, respectively, was invested in Florida and was included in the South Atlantic region shown above.

REAL ESTATE—OTHER DISCLOSURES

Depreciation expense on directly owned real estate investments for the years ended December 31, 2006, 2005 and 2004, was $50 million, $53 million and $52 million, respectively; the amount of accumulated depreciation at December 31, 2006 and 2005 was $275 million and $245 million, respectively.

For the years ended December 31, 2006 and 2005, the amount of real estate property acquired via the assumption of debt or in satisfaction of debt was $0 and $113 million, respectively.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

D. SUBSIDIARIES AND AFFILIATES:

TIAA’s investment subsidiaries and affiliates, which have been created for legal or other business reasons, are primarily involved in real estate and securities investment activities for the Company. The larger investment subsidiaries and affiliates are ND Properties, Inc, TIAA Realty, Inc, WRC Properties, Inc, and 485 Properties, LLC. The Company’s share of net carrying values of investment subsidiaries and affiliates at December 31, 2006 and 2005 was $3,921 million and $4,549 million, respectively. To conform to the NAIC Annual Statement presentation, the carrying value of these entities is reported as affiliated common stock or as other long-term investments. Other-than-temporary impairments of investment subsidiaries and affiliates for the years ended December 31, 2006 and 2005 were $11 million and $94 million, respectively. Most of the 2006 other-than-temporary impairments relate to real estate investments that were impaired and/or reclassified to Held for Sale, and that were written down $10 million based on external appraisal values or estimated net sales price. Included in TIAA’s net investment income is income distributed from investment subsidiaries and affiliates of $191 million, $286 million and $217 million for the years ended December 31, 2006, 2005 and 2004, respectively. As of December 31, 2006 and 2005, the net amount due from (to) investment subsidiaries and affiliates was $(19) million and $20 million, respectively. For the years ended December 31, 2006 and 2005, capital contributions were $231 million and $915 million, and return of capital was $992 million and $1,209 million, respectively.

B-32	Statement of Additional Information Teachers Insurance and Annuity Association of America

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2006	continued

TIAA’s only insurance subsidiary is TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), which became a direct wholly-owned subsidiary of TIAA as of December 31, 2005. At December 31, 2006 and 2005, the carrying value of the Company’s equity in TIAA-CREF Life was approximately $341 million and $321 million, respectively. There was no impairment of the insurance subsidiary for the year ended December 31, 2006. No income from the insurance subsidiary was included in TIAA’s net investment income for the years ended December 31, 2006, 2005 and 2004, respectively. The Company had net amounts due from the insurance subsidiary of $33 million and $2 million as of December 31, 2006 and 2005, respectively.

TIAA’s operating subsidiaries primarily consist of TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services (“TPIS”) and Teachers Advisors, Inc. (“Advisors”) which are wholly-owned subsidiaries of TIAA-CREF Enterprises, Inc. (“Enterprises”) a wholly-owned subsidiary of TIAA, TIAA-CREF Trust Company, FSB (“Trust”), TIAA-CREF Institutional & Services LLC, TIAA-CREF Asset Management Commingled Funds Trust I (“TCAM”), and TIAA Global Markets, Inc. (“TGM”), TIAA-CREF Redwood, LLC, and TIAA Realty Capital Management, LLC (“TRCM”) which are wholly-owned subsidiaries of TIAA.

The Company’s share of net carrying values of unconsolidated operating subsidiaries at December 31, 2006 and 2005 was $871 million and $799 million, respectively. To conform to the NAIC Annual Statement presentation, the carrying value of these entities is reported as affiliated common stock or as other long-term investments. Other-than-temporary impairments of operating subsidiaries for the years ended December 31, 2006 and 2005 were $36 million and $53 million, respectively. The 2006 other-than-temporary impairments were a result of a decline in equity value of three subsidiaries for which the carrying value is not expected to be recovered. Included in net investment income is income distributed from operating subsidiaries of $3 million, $7 million and $5 million for the years ended December 31, 2006, 2005 and 2004, respectively. The Company had net amounts due from operating subsidiaries of $58 million and $84 million, as of the year ended at December 31, 2006 and 2005, respectively. For the years ended December 31, 2006 and 2005, the capital contributions were $82 million and $35 million and return of capital was $3 million and $0, respectively.

TIAA provides a $750 million uncommitted and unsecured 364-day revolving line of credit to TGM. No principal or interest was outstanding as of December 31, 2006 and 2005. As of December 31, 2006 there were no draw downs. During February, 2007, TGM utilized $400 million of the revolving line of credit.

In October 2004, TIAA extended a $100 million committed and unsecured 364-day revolving line of credit to TCAM. In 2006, there were three draw downs totaling $18 million. At December 31, 2006, outstanding principal plus accrued interest totaled $1 million.

The Company does not have any material exposure to sub-prime investments in its subsidiaries.

Mutual funds: As of December 31, 2006 and 2005, TIAA’s investments in TIAA-CREF mutual funds totaled approximately $759 million and $468 million, respectively. These amounts are reported in the caption “Common Stocks” in the accompanying balance sheets.

E. OTHER LONG-TERM INVESTMENTS:

The components of TIAA’s carrying value in other long-term investments at December 31, were (in millions):

	2006	2005
Unaffiliated Other Invested Assets	$4,233	$3,323
Affiliated Other Invested Assets	2,365	2,631
Other Assets	774	729
Total other long-term investments	$7,372	$6,683

Unaffiliated other invested assets are limited partnership investments in private equity funds and joint ventures. Affiliated other invested assets are subsidiaries and affiliates. Other assets consist primarily of contract loans. For the years ended December 31, 2006 and 2005, other-than-temporary impairments in other long-term investments for which the carrying value is not expected to be recovered were $45 million and $73 million, respectively.

For the years ended December 31, 2006 and 2005, other long-term investments denominated in foreign currency were $752 million and $661 million, respectively.

F. COMMITMENTS:

The outstanding obligation for future investments at December 31, 2006, is shown below by asset category (in millions):

	2007	2008	In later years	Total Commitments
Bonds	$147	$—	$—	$147
Mortgages	709	117	—	826
Real estate	17	—	—	17
Common stocks	265	54	35	354
Other long-term investments	2,429	1,097	1,584	5,110
Total	$3,567	$1,268	$1,619	$6,454

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, and the funding of mortgage and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

In addition to the amounts in the above table, the Company is a limited partner in the Hines Development Fund Limited Partnership (the “Development Fund”) whose primary focus is the development and redevelopment of real estate projects in Western Europe. Each of the limited partners made a specified commitment to the fund; TIAA committed 130 million Euros which is approximately $99 million as of December 31, 2006. The limited partners’ commitments are pledged as collateral to facilitate the financing of the activities of the fund by third parties through equity lines of credit. The limited partners do not anticipate funding their commitments but remain committed to do so should it become necessary for the Development Fund to make cash capital calls.

Teachers Insurance and Annuity Association of America Statement of Additional Information	B-33

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2006	continued

G. LOW INCOME HOUSING TAX CREDITS (LHITC):

TIAA has no investments in low income housing tax credit properties that are currently subject to regulatory review. The Company has no investments in low income housing tax credit companies that exceed 10% of admitted assets.

Note 4—investment income and capital gains and losses

Net investment income: The components of net investment income for the years ended December 31, were as follows (in millions):

	2006	2005	2004
Bonds	$7,536	$7,519	$7,160
Mortgages	1,781	1,799	1,796
Real estate	244	278	293
Stocks	368	400	269
Other long-term investments	635	411	214
Cash, cash equivalents and short-term investments	46	23	35
Other	4	3	3
Total gross investment income	10,614	10,433	9,770
Less securities lending expenses	(13)	(126)	(48)
Less investment expenses	(423)	(455)	(440)
Net investment income before amortization of net IMR gains	10,178	9,852	9,282
Plus amortization of net IMR gains	135	133	172
Net investment income	$10,313	$9,985	$9,454

Due and accrued income excluded from net investment income is as follows: Bonds in or near default or that are over 90 days past due; Preferred Stocks that are over 90 days past due and with a NAIC designation of 4, 5 or 6; Common Stocks Affiliated related to real estate with rents over 90 days past due; Mortgages with amounts greater than the excess of property value over the unpaid principal balance and on mortgages in default more than eighteen months; and Real Estate relating to rent in arrears for more than 90 days. The total due and accrued income excluded from net investment income was $2 million, $2 million and $14 million during 2006, 2005 and 2004, respectively.

Future rental income expected to be received during the next five years under existing real estate leases (including subsidiaries and affiliates) in effect as of December 31, 2006 (in millions).

	2007	2008	2009	2010	2011
Future rental income	$416	$378	$337	$294	$239

Realized capital gains and losses: The net realized capital gains (losses) on sales, redemptions and write-downs of investments for the years ended December 31, were as follows (in millions):

	2006	2005	2004
Bonds	$125	$64	$198
Mortgages	(31)	6	(74)
Real estate	70	283	13
Stocks	407	112	159
Other long-term investments	50	(39)	(485)
Cash, cash equivalents and short-term investments	7	(5)	2
Total before capital gains taxes and transfers to the IMR	628	421	(187)
Transfers to IMR	(20)	(124)	(367)
Net realized capital gains (losses) less capital gains taxes, after transfers to the IMR	$608	$297	$(554)

Write-downs of investments resulting from other-than-temporary impairments, included in the preceding table, were as follows for the years ended December 31 (in millions):

	2006	2005	2004
Other-than-temporary impairments:
Bonds	$109	$214	$277
Mortgages	27	20	105
Real estate	2	11	1
Stocks	33	121	46
Other long-term investments	45	93	428
Total	$216	$459	$857

The Company did not have any restructured mortgages during 2006 and 2005, therefore there were no related losses recognized. During 2004, the Company recognized losses in the amount of $18 million on mortgages whose terms were restructured, which are included in the preceding table.

Proceeds from sales of long-term bond investments during 2006, 2005 and 2004 were $9,275 million, $5,547 million and $6,196 million respectively. Gross gains of $327 million, $262 million and $448 million and gross losses, excluding impairments considered to be other-than-temporary, of $172 million, $76 million and $41 million were realized on these sales during 2006, 2005 and 2004, respectively.

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the valuation of investments for the years ended December 31, were as follows (in millions):

	2006	2005	2004
Bonds	$220	$(317)	$170
Mortgages	3	12	78
Stocks	173	60	74
Other long-term investments	2	741	427
Cash, cash equivalents & short-term investments	—	1	2
Total	$398	$497	$751

Note 5—securitizations

When TIAA sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities/Qualified Special Purpose Entities, (“SPEs/QSPEs”), that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

B-34	Statement of Additional Information Teachers Insurance and Annuity Association of America

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2006	continued

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs/QSPEs since 2002. Advisors, a downstream subsidiary of TIAA, provides investment advisory services for most assets securitized by the Company.

The following table summarizes the Company’s retained interests in securitized financial assets from transactions originated since 1999 (in millions):

					Sensitivity Analysis of Key Assumptions used for Fair Value
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
1999	Mortgages	$240	$237	(a)	$(1)	$(2)
2000	Bonds	74	75	(b)	(3)	(6)
2001	Bonds	247	278	(c)	(8)	(15)
2002	Bonds	27	23	(d)	(1)	(2)

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2006 was as follows:

a)	The retained interests securitized in 1999 are valued utilizing a discounted cash flow methodology. Cash flows are discounted at an interpolated Treasury rate of 5.05% based on projected remaining average life of 0.76 years plus credit spreads of 66 to 83 basis points. The fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rate. The weighted average life of these retained interests is approximately nine months.
b)	The retained interests securitized in 2000 are valued utilizing a discounted cash flow methodology. Cash flows are discounted at rates ranging from 5.80% to 11.00% based upon assumptions of the credit quality of the underlying assets. The fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rate. Weighted average lives for these interests range from two to seven years.
c)	The retained interests securitized in 2001 were valued using discounted cash flow analysis of anticipated cash flows, including assumptions of anticipated prepayment speeds. Cash flows are discounted at rates ranging from 5.26% to 22.00%. The fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rates.
d)	The retained interests securitized in 2002 were valued utilizing a discounted cash flow methodology. Cash flows are discounted at 14% and a weighted average life for these retained interests of approximately 5.4 years. The fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumption, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 6—disclosures about fair value of financial instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2006 and 2005 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

(in millions)	Carrying Value	Estimated Fair Value

December 31, 2006
Assets
Bonds	121,775	123,631
Mortgages	23,756	24,117
Common stocks	4,050	6,561
Preferred stocks	4,554	4,630
Cash, cash equivalents and short-term investments	2,464	2,464
Contract loans	732	732
Derivative financial instruments	29	35
Separate account assets	15,384	15,384
Liabilities
Liability for deposit-type contracts	428	428
Derivative financial instruments	581	650
Separate account liabilities	15,384	15,384

(in millions)	Carrying Value	Estimated Fair Value

December 31, 2005
Assets
Bonds	121,863	124,995
Mortgages	24,353	25,221
Common stocks	3,813	3,813
Preferred stocks	1,295	1,306
Cash, cash equivalents and short-term investments	824	824
Contract loans	638	638
Derivative financial instruments	82	77
Separate account assets	11,651	11,651
Liabilities
Liability for deposit-type contracts	416	416
Derivative financial instruments	374	549
Separate account liabilities	11,651	11,651

Bonds: The fair values for publicly traded long-term bond investments were determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, were as follows (in millions):

	2006		2005
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Publicly traded bonds	$87,509	$88,649	$92,179	$94,216
Privately placed bonds	34,266	34,982	29,684	30,779
Total bonds	$121,775	$123,631	$121,863	$124,995

Mortgages: The fair values of mortgages were generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Common stocks, cash, cash equivalents, short-term investments and contract loans: The carrying values were considered reasonable estimates of fair value, except for Common Stock Affiliated.

Teachers Insurance and Annuity Association of America Statement of Additional Information	B-35

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2006	continued

In 2006, the Company estimates the fair value of its common stock affiliated real estate entities by determining the fair value of the underlying real estate assets of the affiliated entities.

Preferred stocks: The fair values of preferred stocks were determined using quoted market prices or valuations from the NAIC.

Insurance and annuity contracts: TIAA’s insurance and annuity contracts entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Deposit-type contracts: For deposit-type contracts the fair value approximates the carrying value, which is reasonable because the carrying value is payable upon demand.

Derivative financial instruments: The fair values of interest rate cap contracts and credit default swap contracts are estimated by external parties and are reviewed internally for reasonableness based on anticipated interest rates, estimated future cash flows, and anticipated credit market conditions. The fair values of foreign currency swap and forward contracts and interest rate swap contracts are estimated internally based on estimated future cash flows, anticipated foreign exchange relationships and anticipated interest rates and such values are reviewed for reasonableness with estimates from TIAA’s counterparties.

Note 7—derivative financial instruments

The Company uses derivative instruments for hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated AA- or better at the date of a transaction) and monitors counter-party credit quality on an ongoing basis. The Company does not require cash collateral on derivative instruments. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counter-party, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date.

Foreign currency swap contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value according to accounting guidance. The net unrealized losses for the year ended December 31, 2006, from a foreign currency swap contract that do not qualify for hedge accounting treatment was $252 million.

Foreign currency forward contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium/(discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized loss for the year ended December 31, 2006, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $20 million.

Interest rate swap contracts: TIAA enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are entered into as a fair value hedge in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counter-party at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value. The net unrealized loss for the year ended December 31.2006, from interest rate swap contracts that do not qualify for hedge accounting treatment was $5 million.

Interest rate cap contracts: TIAA purchases interest rate cap contracts to hedge against the market risk of a rising interest rate environment as part of the Company’s asset and liability management program for certain interest sensitive products. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. Under the terms of the interest rate cap contracts, the selling entity makes payments to TIAA on a specified notional amount if an agreed-upon index exceeds a predetermined strike rate. Such payments received under interest rate cap contracts are recognized as investment income. Interest rate cap contracts are generally carried at fair value. There are no interest rate caps outstanding as of December 31, 2006.

Credit default swap contracts: As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes (sells) credit default swaps on single name credit and credit indices to earn a premium by essentially issuing “insurance” to the buyer of default protection. This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counter-party risk. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The Company also purchases credit default

B-36	Statement of Additional Information Teachers Insurance and Annuity Association of America

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2006	continued

swaps to hedge against unexpected credit events on selective investments in the TIAA portfolio. These swap contracts qualify as fair value hedges and the premium payment to the counterparty is expensed. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value. The net unrealized loss for the year ended December 31, 2006, from credit default swap contracts that do not qualify for hedge accounting treatment was $3 million.

During 2006, the average fair value of derivatives used for other than hedging purposes, which are the credit default swaps used in replication synthetic asset transactions was $7 million in assets

		2006			2005
(in millions)		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts	Assets	768	18	17	1,128	75	51
	Liabilities	2,554	(543)	(620)	1,979	(342)	(507)
	Subtotal	3,322	(525)	(603)	3,107	(267)	(456)
Foreign currency forward contracts	Assets	125	2	2	138	6	6
	Liabilities	244	(24)	(24)	156	(23)	(26)
	Subtotal	369	(22)	(22)	294	(17)	(20)
Interest rate swap contracts	Assets	164	9	9	357	—	13
	Liabilities	399	(6)	(6)	409	(2)	(6)
	Subtotal	563	3	3	766	(2)	7
Credit default swap contracts (RSAT)	Assets	426	—	7	550	—	4
	Liabilities	1,174	(2)	6	674	(2)	(1)
	Subtotal	1,600	(2)	13	1,224	(2)	3
Credit default swap contracts (other)	Assets	—	—	—	159	—	(2)
	Liabilities	328	(6)	(6)	344	(4)	(4)
	Subtotal	328	(6)	(6)	503	(4)	(6)
Total Derivatives	Assets	1,532	29	35	2,021	82	77
	Liabilities	4,650	(581)	(650)	3,873	(374)	(549)
	Total	6,182	(552)	(615)	5,894	(292)	(472)

Note 8—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall United States stock market.

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of funding variable annuity contracts. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA’s target is to invest between 75% and 90% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly traded securities to maintain adequate liquidity.

Other than the guarantees disclosed in Note 16, the Company does not make any guarantees to policyholders on its separate accounts. Both accounts offer full or partial withdrawal at market value with no surrender charges. The assets and liabilities of these accounts (which represent participant account values) are carried at fair value (directly held real estate is carried at appraised value).

Information regarding separate accounts of the Company for the years ended December 31 is as follows (in millions):

	Non-guaranteed Separate Accounts
	2006	2005
Premiums and considerations	$3,356	$2,946
Reserves:
For accounts with assets at:
Fair value	15,126	11,475
Amortized cost	—	—
Total reserves	$15,126	$11,475
By withdrawal characteristics:
At fair value	15,126	11,475
Total reserves	$15,126	$11,475

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in millions):

	2006	2005
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$3,647	$3,089
Transfers from Separate Accounts	(1,741)	(1,018)
Net transfers to or (from) Separate Accounts	$1,906	$2,071
Reconciling Adjustments:
Fund transfer exchange gain/loss	$(3)	$1
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,903	$2,072

Note 9—management agreements

Under Cash Disbursement and Reimbursement Agreements, TIAA serves as the common pay-agent for its operating subsidiaries. The Company has allocated expenses of $1,113 million to its various subsidiaries and affiliates during 2006. In addition, under management agreements, TIAA provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

Teachers Insurance and Annuity Association of America Statement of Additional Information	B-37

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2006	continued

Services necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at cost by two subsidiaries of TIAA, TIAA-CREF Investment Management, LLC (“Investment Management”) and TIAA-CREF Individual & Institutional Services, LLC (“Services”), which provide investment advisory, administrative and distribution services for CREF on an at-cost basis. Such services are provided in accordance with an Investment Management Services Agreement between CREF and Investment Management, and in accordance with a Principal Underwriting and Administrative Services Agreement between CREF and Services. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $889 million, $729 million and $673 million in 2006, 2005 and 2004, respectively, are not included in the statements of operations and had no effect on TIAA’s operations.

Advisors provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. TPIS and Services distribute variable annuity contracts for VA-1 as well as registered securities for certain proprietary funds.

All services necessary for the operation of REA are provided at cost by TIAA and Services. TIAA provides investment management services for REA. Distribution and administrative services are provided in accordance with a Distribution and Administrative Services Agreement between REA and Services. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

Note 10—federal income taxes

By charter, TIAA is a Stock Life Company that operates on a non-profit basis and through December 31, 1997, was exempt from federal income taxation under the Internal Revenue Code (the “Code”). Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

Beginning with 1998, TIAA has filed a consolidated federal income tax return with its subsidiary affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Code. Amounts due to (receivable from) TIAA’s subsidiaries for federal income taxes were $23 million and $(16) million at December 31, 2006 and 2005, respectively. The affiliates that file a consolidated federal income tax return with TIAA are as follows:

TIAA-CREF Life Insurance Company	Teachers Pennsylvania Realty, Inc.
TIAA-CREF Enterprises, Inc.	Teachers Personal Investors Service, Inc.
Dan Properties, Inc.	T-Investment Properties Corp.
JV Georgia One, Inc.	T-Land Corp.
Teachers Michigan Properties, Inc.	WRC Properties, Inc.
JV Minnesota One, Inc.	TIAA-CREF Tuition Financing, Inc.

JWL Properties, Inc	TIAA-CREF Trust Company, FSB
Liberty Place Retail, Inc.	MOA Investors I, Inc.
MOA Enterprises, Inc.	730 Texas Forest Holdings, Inc.
ND Properties, Inc.	TIAA Global Markets, Inc.
Savannah Teachers Properties, Inc.	T-C Sports Co., Inc.
TCT Holdings, Inc.	TREA 10 Schalks Crossing Road, Inc.
Teachers Advisors, Inc.	TIAA Board of Overseers
Teachers Boca Properties II, Inc.

TIAA reported a loss on its 2005 federal tax return and expects to report a tax loss for 2006 as a result of net operating losses primarily due to deductions for intangible assets and increases in policy and contract reserves. These reserve increases will reverse over time, thereby increasing TIAA’s taxable income in future years.

A reconciliation of TIAA’s statutory tax rate to its actual federal income tax rate was as follows:

	For the Years Ended December 31,
	2006	2005	2004
Net gain from operations	$2,254	$2,201	$1,666
Statutory rate	35%	35%	35%
Tax at statutory rate	$789	$770	$583
Investment items	(242)	(139)	(176)
Consolidation and dividends from subsidiaries	(48)	(121)	(89)
Amortization of interest maintenance reserve	(47)	(47)	(60)
Adjustment to policyholder dividend liability	17	(12)	(43)
Accrual of contingent tax for current year	467	564	629
Settlement of contingent tax exposure	(1,033)	—	—
Net operating loss carryforward utilized	(489)	(482)	(234)
Other	(8)	(7)	(38)
Federal income tax expense (benefit)	$(594)	$526	$572

Effective tax rate	(26.4)%	23.9%	34.3%

The components of TIAA’s net deferred tax asset were as follows:

	2006	2005	Change
Gross deferred tax assets	$3,025	$4,141	$(1,116)
Gross deferred tax liabilities	(39)	(1)	(38)
Deferred tax assets, non-admitted	(2,022)	(3,177)	1,155
Net deferred tax asset, admitted	$964	$963	$1

TIAA’s gross deferred tax assets were primarily attributable to differences between tax basis and statutory basis reserves and the provision for policyholder dividends payable in the following year. Gross deferred tax liabilities were primarily due to investment income due and accrued and market discount deferred on bonds. TIAA has no deferred tax liabilities that have not been recognized.

At December 31, 2006, TIAA’s gross deferred tax asset of $3,025 million did not include any benefit from Net Operating Loss (“NOL”) carryforwards. Consistent with prior years, however, TIAA’s federal income tax return for 2006 will include a significant NOL carryforward as a result of tax deductions related to intangible assets. The NOL carryforward on TIAA’s 2006 federal income tax return is estimated to approximate $10.8 billion. These intangible asset tax deductions were not recognized as a benefit, because they were not eligible to be recorded for statutory financial statement purposes and, therefore, were not con -

B-38	Statement of Additional Information Teachers Insurance and Annuity Association of America

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2006	continued

sidered in TIAA’s gross deferred tax asset calculation. The Department concurred with this interpretation by TIAA. The NOL carryforward for tax purposes expires between 2013 and 2021. TIAA did not incur federal income taxes in the current or preceding years that would be available for recoupment in the event of future net losses.

TIAA’s 1998 and 1999 tax returns representing the first years for which TIAA’s entire business operations were subject to federal income taxation, have been audited by the Internal Revenue Service (“IRS”). In April 2004, the IRS completed its audit and presented TIAA with a Revenue Agent Report asserting certain adjustments to TIAA’s taxable income that would result in additional tax due of $1.1 billion for the 1998 and 1999 tax years. These adjustments would disallow the deductions for certain intangible assets and would adjust certain TIAA tax-basis annuity reserves.

TIAA’s 2000, 2001, and 2002 tax returns have also been audited by the IRS. In April, 2006 the IRS completed its audit and presented TIAA with a Revenue Agent Report asserting certain adjustments to TIAA’s taxable income that would result in additional tax due of $391 million for the 2000, 2001, and 2002 tax years. These adjustments would disallow the deductions for certain intangible assets and would adjust certain TIAA tax-basis annuity reserves, which are the same issues raised in the 1998 and 1999 audit.

TIAA’s management filed protests to the IRS’ adjustments in 2004 and in 2006, and entered into discussions with the IRS Appeals Division during 2005. On April 5, 2007, TIAA executed a partial settlement with the IRS Appeals Division resolving the disputed adjustments to tax-basis annuity reserves for the tax years 1998-2002. TIAA agreed to a permanent adjustment of $273 million, reducing the tax-basis annuity reserves for TIAA contracts in force at the beginning of 1998, TIAA’s first year as a taxable entity. In addition, a temporary adjustment of $1.7 billion was applied to TIAA’s 1998 reserve deductions. This adjustment related to reserves established for new rights added to TIAA payout annuity contracts enabling contract-holders to transfer annuity balances into other investment vehicles in accordance with appropriate terms and conditions in the annuity contract. This $1.7 billion adjustment will be recovered by TIAA through future deductions over a 20 year period beginning on its 2006 tax return. With one exception that is not material, the IRS agreed to accept all deductions related to the annuity reserves as claimed by TIAA on its 1999-2002 tax returns. With respect to deductions for years subsequent to 2002, no binding agreement has been reached with the IRS for reserves associated with the annuity transferability option, since these years were not before IRS Appeals. Management believes, however, that it is reasonable to expect that deductions related to subsequent years will not be subject to adjustment by the IRS in future audits, and has not provided for any related contingency.

Disallowed deductions for certain intangible assets were set aside for future negotiations with the IRS. TIAA believes that its unresolved tax position is supported by substantial authority, and will continue to contest these adjustments through IRS appeals and judicial procedures, as needed. TIAA’s management believes that it will ultimately prevail to a significant degree. Nonetheless, TIAA’s management believes that the circumstances surrounding the tax claim by the IRS related to intangible deductions meet the conditions that require TIAA to establish a loss contingency for federal income taxes covering the years 1998-2006.

Although the final resolution of the IRS’ asserted adjustments is uncertain, management’s current best estimate of the probable loss from this dispute with the IRS, given the current status of the tax claim, requires TIAA to hold a contingent tax provision of $659 million as of December 31, 2006, which is a reduction from the reserve of $1.2 billion established as of December 31, 2005. This reduction in the reserve resulted in a net benefit of $594 million, which is reflected in TIAA’s 2006 operations.

Note 11—pension plan and postretirement benefits

Retirement Plans, Deferred Compensation, Post Employment Benefits and other Post Retirement Benefit Plans

TIAA maintains a qualified, noncontributory defined contribution pension plan covering substantially all employees. All qualified employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $32 million, $28 million and $29 million in 2006, 2005 and 2004, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other postretirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. As of December 31, 2006, the measurement date, the status of this plan for retirees and eligible active employees is summarized below (in millions):

	Postretirement Benefits
	12/31/2006	12/31/2005	12/31/2004
Change in benefit obligation
Benefit obligation at beginning of period	$102	$113	$81
Eligibility cost	3	3	3
Interest cost	5	5	5
Actuarial (gains) and losses	(1)	(14)	14
Benefit paid	(4)	(5)	(5)
Plan amendments	—	—	—
Special termination benefits	—	—	15
Benefit obligation at end of period	$105	$102	$113
Fair value of assets	—	—	—
Funded status	$(105)	$(102)	$(113)
Unrecognized initial transition obligation	5	5	6
Unrecognized net (gain) or losses	12	13	27
Accrued postretirement benefit cost	$(88)	$(84)	$(80)

The Company is expecting to receive a 28% federal subsidy for plan prescription benefits arising from the Medicare

Teachers Insurance and Annuity Association of America Statement of Additional Information	B-39

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2006	continued

Prescription Drug Act of 2003 (“The Act”). The obligation reported in the preceding table reflects the expected subsidy under the Act. The postretirement benefit obligation for non-vested employees was approximately $60 million at December 31, 2006 and approximately $55 million at December 31, 2005. The Company allocates benefit expenses to certain subsidiaries based upon salaries. The cost of postretirement benefits reflected in the accompanying statements of operations was approximately $4 million, $3 million and $4 million for 2006, 2005 and 2004, respectively. The cost of postretirement benefits included a reduction arising from The Act subsidy of $3 million and $2 million for 2006 and 2005, respectively.

The net periodic postretirement (benefit) cost for the years ended December 31 includes the following components (in millions):

	Postretirement Benefits
	2006	2005	2004
Components of net periodic cost
Eligibility cost	$3	$3	$3
Interest cost	5	5	5
Amortization of transition obligation	1	1	1
Net periodic cost	$9	$9	$9

The assumptions used by the Company to calculate the benefit cost and obligations in the year are as follows:

	Postretirement Benefits
	2006	2005	2004
Weighted-average assumption
Discount rate for benefit costs	5.50%	5.75%	6.25%
Discount rate for benefit obligations	5.75%	5.50%	5.75%
Rate of increase in compensation levels	4.00%	4.00%	4.00%
Medical cost trend rates	5.00-11.00%	5.00-10.00%	5.00-9.00%
Immediate Rate	11.00%	10.00%	9.00%
Ultimate Rate	5.00%	5.00%	5.00%
Year Ultimate Rate Reached	2013	2011	2009
Ultimate medical care cost trend rate after a three year gradual decrease	5.00%	5.00%	5.00%
Dental cost trend rate	5.25%	5.25%	5.25%

The assumed medical cost trend rates have a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed medical cost trend rates would have the following effects (in millions):

	Postretirement Benefits
	2006	2005	2004
One percentage point increase
Increase in postretirement benefit obligation	$11	$10	$12
Increase in eligibility and interest cost	$1	$1	$1
One percentage point decrease
(Decrease) in postretirement benefit obligation	$(9)	$(9)	$(9)
(Decrease) in eligibility and interest cost	$(1)	$(1)	$(1)

ESTIMATED FUTURE BENEFIT PAYMENTS

The following benefit payments are expected to be paid (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2007	6
2008	7
2009	7
2010	7
2011	8
Total for 2011-2016	45

Medicare Part D Subsidy Receipts
2007	0.4
2008	0.4
2009	0.5
2010	0.6
2011	0.6
Total for 2011-2016	5.5

The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

The Company also provides an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

The SERP provides an annual retirement benefit payable at normal retirement calculated as 3% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years. This amount is reduced by the benefit arising from the basic TIAA defined contribution annuity contracts. The measurement date of the SERP liability is December 31, 2006.

As of December 31, 2006, the accumulated benefit obligation totaled $49 million. The Company had an accrued pension cost of $35 million and an accrued additional minimum liability of $14 million. As of December 31, 2006, the projected benefit obligation for non-vested employees totaled $4 million.

The SERP obligations were determined based upon a discount rate of 5.50% and a rate of compensation increase of 5.0%. In accordance with NAIC SSAP No. 89, only vested obligations are reflected in the funded status.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable. During 2006, the SERP expense totaled $7 million.

B-40	Statement of Additional Information Teachers Insurance and Annuity Association of America

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2006	continued

Future benefits expected to be paid by the SERP are as follows (in millions):

1-1-2007 to 12-31-2007	$ 3
1-1-2008 to 12-31-2008	$3
1-1-2009 to 12-31-2009	$3
1-1-2010 to 12-31-2010	$4
1-1-2011 to 12-31-2011	$4
1-1-2012 to 12-31-2016	$18

Note 12—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

For annuities and supplementary contracts, policy and contract reserves are generally equal to the present value of guaranteed benefits. For most annuities, the present value calculation uses the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. For the Personal Annuity (“PA”), deferred annuity reserves in the general account are equal to the account balance plus the present value, at the maximum statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve is maintained in the general account for the PA’s Guaranteed Minimum Death Benefit (“GMDB”) provision. The reserve for the GMDB is calculated in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $0.1 million and $0.3 million at December 31, 2006 and December 31, 2005, respectively.

For retained assets, an accumulation account issued from the proceeds of annuities and life insurance policies, reserves held are equal to the total current account balances of all account holders.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3%. Approximately 88% of annuity and supplementary contract reserves are based on the 1983 Table set back 9 or 10 years or the Annuity 2000 table set back 9, 10, or 12 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts and other liabilities without life or disability contingencies at December 31, are as follows (in millions):

	2006		2005
	Amount	Percent	Amount	Percent
Subject to Discretionary Withdrawal
At fair value	$15,126	9.6%	$11,475	7.7%
At book value without adjustment	25,194	16.1	24,536	16.5
Not subject to discretionary withdrawal	116,660	74.3	112,379	75.8
Total (gross)	156,980	100.0%	148,390	100.0%

Reinsurance ceded	—		—
Total (net)	$156,980		$148,390

Annuity reserves and deposit-type contact funds and other liabilities without life or disability contingencies for the year ended December 31, are as follows (in millions):

	2006	2005
General Account:
Total annuities (excluding supplementary contracts) with life	$141,184	$136,250
Supplementary contracts with life contingencies	242	249
Deposit-type contracts	428	416
Subtotal	141,854	136,915
Separate Accounts:
Annuities	15,126	11,475
Total	$156,980	$148,390

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent insurance policies, term insurance policies, and regular insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.0%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.5% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

Note 13—reinsurance

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of approximately $0.2 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2006

Teachers Insurance and Annuity Association of America Statement of Additional Information	B-41

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2006	continued

and December 31, 2005, respectively. As of December 31, 2006 and December 31, 2005, TIAA had $1.4 billion and $2.7 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $25.3 million and $23.8 million at December 31, 2006 and December 31, 2005, respectively.

For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

During 2006 and 2005, the Company entered into retrocession agreements with RGA Reinsurance Company. In accordance with these agreements, the Company assumed Credit Life, Credit A&H, Term Life and Whole Life liabilities through coinsurance funds withheld and a combination of coinsurance and modified coinsurance arrangements. At December 31, disclosures related to these assumed coinsurance agreements were (in millions):

	2006	2005	2004
Aggregated assumed premiums	$52	$164	$32
Reinsurance payable on paid and unpaid losses	1	1	—
Modified coinsurance reserves	162	142	3
Increase in policy and contract reserves	9	57	28
Funds withheld under coinsurance	14	11	—

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has begun the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by these reinsurance agreements include (in millions):

	2006	2005	2004
Insurance and annuity premiums	$36	$38	$337
Policy and contract benefits	101	109	120
Increase in policy and contract reserves	32	(19)	194
Reserves for life and health insurance	923	890	909

Note 14—commercial paper program

TIAA began issuing commercial paper in May 1999 and currently has a maximum authorized program of $2 billion. As of December 31, 2006 and 2005, the Company had no outstanding obligations.

The Company maintains a committed and unsecured 5-year revolving credit facility of $1 billion with a group of banks to support the commercial paper program. This liquidity facility has not been utilized.

Note 15—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below as of December 31, are as follows (in millions):

	2006	2005
Net unrealized capital gains	$398	$497
Asset valuation reserve	(689)	(305)
Deferred federal income tax	(1,155)	110
Non-admitted asset value	1,149	(278)
Effect of accounting principle	—	55
Provision of reinsurance	(13)	(17)
Other	11	(19)

Capital: TIAA has 2,500 shares of class A common stock authorized, issued and outstanding. All outstanding shares of the Company are collectively held by the TIAA Board of Overseers, a nonprofit corporation created to hold the stock of TIAA. By charter, the Company operates without profit to its sole shareholder.

Dividend restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA generally has not paid dividends to its shareholder and has no plans to do so in the current year.

Restricted common stock and preferred stock: The Company does not have any restricted common stock or preferred stock.

SUBSIDIARY AND AFFILIATE GUARANTEES:

TGM, a wholly-owned subsidiary of TIAA, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5 billion in debt and TIAA’s Board of Trustees authorized TIAA to guarantee up to $5 billion of TGM’s debt. As of December 31, 2006, TGM had $2,259 million of outstanding debt and accrued interest.

The Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain

B-42	Statement of Additional Information Teachers Insurance and Annuity Association of America

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2006	continued

TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The Company made no additional capital contributions to TIAA-CREF Life during 2006 under this agreement. TIAA-CREF Life maintains a $100 million unsecured 364-day revolving line of credit arrangement with TIAA. As of December 31, 2006, $30 million of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 3 bps per annum on the undrawn amount. During 2006, there were 36 draw downs totaling $144 million that were repaid by December 31, 2006. As of December 31, 2006, outstanding principal plus accrued interest was $0.

The Company provides guarantees to the CREF accounts, for which it is compensated, for certain mortality and expense risks, pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement. The Company also provides a $1 billion uncommitted line of credit to CREF, the Retail Funds and the Institutional Funds. Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of TIAA to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of TIAA, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1.5 billion committed credit facility that is maintained with a group of banks.

The Company has provided a letter of credit, not to exceed $1 million, for its subsidiary, TFI, in association with the State of California termination of their 529 Plan with the Company. The letter of credit is to be accessed only if TFI does not take all reasonable steps and render all assistance that may reasonably be required to facilitate a smooth transition of account data and information in its account management system.

In October 2006, the Company advanced Services $15 million to be held in Services operating account to cover the temporary cash overdrafts incurred was due to the conversion to the new operating platform. The new operating platform automatically transfers collected cash each day from the various cash accounts, even though, the funds are not always immediately available and is causing Services to experience a temporary overdraft in the operating account. Services expects to notify its primary regulator that it is reducing its segregated cash account and repay the advance to the Company in early 2007.

Separate account guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, the Company’s general account will fund them by purchasing Accumulation Units in REA. The Company guarantees that participants will be able to redeem their Accumulation Units at the then current daily Accumulation Unit Value. No amounts have been accrued under these guarantees at year-end.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2006, the future minimum lease payments are estimated as follows (in millions):

Year	2007	2008	2009	2010	2011	Thereafter	Total
Amount	$34	34	24	22	13	40	$167

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2006, 2005 and 2004 was approximately $35 million, $24 million and $9 million, respectively.

The Company transferred title to land and building located at 485 Lexington Avenue and 750 Third Avenue, New York, New York to 750-485 Fee Owner LLC, an entity formed by SL Green Corp, on July 28, 2004. The Company had leased and continued to operate the properties after closing pursuant to a Master Lease, which expired on December 31, 2005. The deposit method of accounting required that the Company defer recognition of the gains from disposition of these properties until expiration of the lease. At December 31, 2005 the Company recognized the gain of $237 million on the sale.

The Company’s lease obligation under the Master Lease was $30 million and $32 million for the year 2005 and 2004, respectively. Sublease rental income was $14 million and $13 million for the years 2005 and 2004, respectively.

OTHER CONTINGENCIES AND GUARANTEES:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is the opinion of TIAA’s management that the fair value of such indemnifications are negligent and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

Note 17—subsequent events

On April 5, 2007 TIAA executed a partial settlement agreement with the Internal Revenue Service which resolved disputed amounts deducted on its 1998 – 2002 federal tax returns. The effect of this agreement has been reflected in TIAA’s balance sheet, the statement of operations, and the change in capital and contingency reserves, and is discussed in more detail in Footnote 10.

Teachers Insurance and Annuity Association of America Statement of Additional Information	B-43

Report of management responsibility

March 31, 2005

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA has established and maintains an effective system of internal controls over financial reporting designed to provide reasonable assurance that assets are properly safeguarded, that transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA’s internal audit personnel provide a continuing review of the internal controls and operations of TIAA, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent registered public accounting firm of Ernst & Young LLP has audited the accompanying statutory-basis financial statements of TIAA. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting services are obtained from a firm other than the independent audit firm. The independent auditors’ report expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of Ernst & Young LLP and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

Herbert M. Allison, Jr.	Elizabeth A. Monrad
Chairman, President and	Executive Vice President and
Chief Executive Officer	Chief Financial Officer

B-44	Statement of Additional Information Teachers Insurance and Annuity Association of America

Report of the audit committee

To the Policyholders of Teachers Insurance and Annuity Association of America:

The Audit Committee (“Committee”) oversees the financial reporting process of Teachers Insurance and Annuity Association of America (“TIAA”) on behalf of TIAA’s Board of Trustees. The Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies are available upon request) that describes the Committee’s responsibilities.

Management has the primary responsibility for TIAA’s financial statements, the development and maintenance of an effective system of internal controls over financial reporting, operations, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent audit firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the external financial audit firm. As required by its charter, the Committee will evaluate rotation of the external financial audit firm whenever circumstances warrant, but in no event will the evaluation be later than the tenth year of service.

The Committee reviewed and discussed the accompanying audited statutory-basis financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the statutory-basis financial statements. The Committee has also discussed the audited statutory-basis financial statements with Ernst & Young LLP, the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of these audited statutory-basis financial statements with statutory accounting principles.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by TIAA, the clarity of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors’ independence from management, and TIAA has received a written disclosure regarding such independence, as required by the Independence Standards Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited statutory-basis financial statements for publication and filing with appropriate regulatory authorities.

Rosalie J. Wolf, Audit Committee Chair

Donald K. Peterson, Audit Committee Member

Leonard S. Simon, Audit Committee Member

David F. Swensen, Audit Committee Member

Paul R. Tregurtha, Audit Committee Member

April 20, 2005

Teachers Insurance and Annuity Association of America Statement of Additional Information	B-45

Report of independent registered public accounting firm

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis balance sheets of Teachers Insurance and Annuity Association of America (“TIAA”) as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, changes in capital and contingency reserves, and cash flow for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of TIAA’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects of these variances on TIAA’s financial statements are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of TIAA at December 31, 2004 and 2003, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2004.

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of TIAA at December 31, 2004 and 2003, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2004 in conformity with accounting practices prescribed or permitted by the New York State Insurance Department.

New York, New York

April 20, 2005

B-46	Statement of Additional Information Teachers Insurance and Annuity Association of America

Statutory—basis balance sheets	Teachers Insurance and Annuity Association of America December 31, 2004

(dollars in thousands)*	December 31, 2004	December 31, 2003

ASSETS
Bonds	$114,776,422	$106,505,812
Mortgages	24,293,328	23,689,539
Real estate	1,707,127	1,702,300
Preferred stocks	1,287,644	924,754
Common stocks	3,722,171	3,474,524
Other long-term investments	5,647,871	4,862,515
Cash, cash equivalents and short-term investments	447,444	1,082,871
Investment income due and accrued	1,373,863	1,356,407
Separate account assets	8,309,676	5,849,058
Deferred federal income tax asset	1,024,409	893,245
Other assets	974,399	905,744
Total assets	$163,564,354	$151,246,769

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Policy and contract reserves	$131,211,568	$124,777,130
Dividends declared for the following year	2,214,480	2,337,922
Asset valuation reserve	2,743,549	2,288,501
Interest maintenance reserve	805,961	610,882
Separate account liabilities	8,309,676	5,849,058
Securities lending collateral	3,544,223	2,985,776
Other liabilities	3,557,497	2,156,038
Total liabilities	152,386,954	141,005,307

Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3,050	3,050
Contingency Reserves:
For investment losses, annuity and insurance mortality, and other risks	11,174,350	10,238,412
Total capital and contingency reserves	11,177,400	10,241,462
Total liabilities, capital and contingency reserves	$163,564,354	$151,246,769

*	Except par value of common stock and paid-in capital

Statutory—basis statements of operations	Teachers Insurance and Annuity Association of America December 31, 2004

(dollars in thousands)	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002

REVENUES
Insurance and annuity premiums and other considerations	$9,482,218	$8,896,091	$9,109,531
Annuity dividend additions	2,392,193	2,847,173	3,244,248
Net investment income	9,454,011	9,456,775	9,332,234
Total revenues	$21,328,422	$21,200,039	$21,686,013

EXPENSES
Policy and contract benefits	$6,832,197	$6,128,748	$5,403,358
Dividends to policyholders	4,112,964	4,584,048	5,120,378
Increase in policy and contract reserves	6,431,002	7,848,807	9,495,679
Operating expenses	432,504	490,522	469,952
Transfers to separate accounts, net	1,732,422	839,172	309,186
Other, net	121,006	(8,446)	64,142
Total expenses	$19,662,095	$19,882,851	$20,862,695

Income before federal income taxes and net realized capital (losses)	1,666,327	1,317,188	823,318
Federal income tax expense (benefit)	572,339	16,715	(20,855)
Net realized capital (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(553,531)	(786,139)	(1,816,327)
Net income (loss)	$540,457	$514,334	$(972,154)

SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS	Teachers Insurance and Annuity Association of America Statement of Additional Information	B-47

Statutory—basis statements of changes in capital and contingency reserves	Teachers Insurance and Annuity Association of America December 31, 2004

(dollars in thousands)	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
CHANGES IN CAPITAL AND CONTINGENCY RESERVES
Net income (loss)	$540,457	$514,334	$(972,154)
Net unrealized capital gains on investments	750,519	412,433	350,449
Change in the asset valuation reserve	(455,048)	(25,368)	356,328
Change in net deferred federal income tax asset	267,090	(348,300)	—
Cumulative effect of change in accounting principles:
Deferred federal income tax asset	—	—	4,111,351
Change in non-admitted assets:
Deferred federal income tax asset	(135,926)	404,863	(3,274,669)
Other	6,242	12,165	69,318
Change in contingency reserves as a result of reinsurance	(17,228)	(15,356)	62,739
Other, net	(20,168)	—	(67,754)
NET CHANGE IN CAPITAL AND CONTINGENCY RESERVES	935,938	954,771	635,608
CAPITAL AND CONTINGENCY RESERVES AT BEGINNING OF YEAR	10,241,462	9,286,691	8,651,083
CAPITAL AND CONTINGENCY RESERVES AT END OF YEAR	$11,177,400	$10,241,462	$9,286,691

B-48	Statement of Additional Information Teachers Insurance and Annuity Association of America	SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Statutory—basis statements of cash flow	Teachers Insurance and Annuity Association of America December 31, 2004

(dollars in thousands)	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$8,951,100	$8,356,531	$8,713,965
Annuity dividend additions	3,130,135	3,608,161	3,911,369
Net investment income	10,168,402	9,301,083	9,072,530
Total Receipts	22,249,637	21,265,775	21,697,864
Policy and contract benefits	6,830,347	6,089,641	5,412,664
Dividends paid to policyholders	4,236,407	4,706,536	5,086,897
Operating expenses	1,515,207	616,180	727,736
Federal income tax (benefit) expense	(67,802)	11,957	(6,556)
Net transfers to separate accounts	1,727,260	841,985	304,993
Total Disbursements	14,241,419	12,266,299	11,525,734
Net cash provided by operations	8,008,218	8,999,476	10,172,130
CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	20,595,410	27,527,024	22,445,680
Stocks	1,147,555	2,760,608	2,843,494
Mortgage loans and real estate	4,056,032	3,831,679	2,226,724
Miscellaneous proceeds	1,230,379	1,046,513	342,711
Cost of investments acquired:
Bonds	28,549,575	37,010,555	32,728,434
Stocks	1,542,062	1,553,844	3,118,463
Mortgage loans and real estate	4,698,788	3,539,578	4,258,212
Miscellaneous applications	1,959,395	1,379,956	744,503
Net cash used in investments	(9,720,444)	(8,318,109)	(12,991,003)
CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	(452)	3,253	36,515
Other cash provided (applied)	1,077,251	(1,389,622)	1,677,327
Net cash provided by (used in) financing and other	1,076,799	(1,386,369)	1,713,842
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(635,427)	(705,002)	(1,105,031)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	1,082,871	1,787,873	2,892,904
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$447,444	$1,082,871	$1,787,873

SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS	Teachers Insurance and Annuity Association of America Statement of Additional Information	B-49

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA”) was established as a legal reserve life insurance company under the insurance laws of the State of New York in 1918. Its primary purpose is to aid and strengthen nonprofit educational and research organizations, governmental entities and other nonprofit institutions by providing retirement and insurance benefits for their employees and their families and by counseling these organizations and their employees on benefit plans and other measures of economic security. TIAA has authorized and issued 2,500 shares of Class A common stock. All of the outstanding common stock of TIAA is collectively held by the TIAA Board of Overseers, a nonprofit corporation created to hold the stock of TIAA. By charter, TIAA operates without profit to its sole shareholder. As a result, all contingency reserves are held as special surplus funds solely to provide benefits in furtherance of TIAA’s charter. Unless approved by the New York State Insurance Department (the “Department”), dividends to the shareholder are limited by New York State Insurance Law to the lesser of ten percent of surplus as of the prior year end or the prior year’s net gain from operations, excluding realized gains. TIAA generally has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

TIAA’s statutory-basis financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the Department, a comprehensive basis of accounting that differs from U.S. generally accepted accounting principles (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”). The Department allowed New York domiciled insurance companies to admit deferred federal income tax (“DFIT”) assets for purposes of their statutory-basis financial statements for years ending on or after December 31, 2002, in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 10—Income Taxes. The effect of the change in accounting principle for DFIT in 2002 increased capital and contingency reserves by $836,682.

The table below provides a reconciliation of TIAA’s net income (loss) and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because TIAA maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables.

	2004	2003	2002
Net Income (Loss), New York SAP	$540,457	$514,334	$(972,154)
Difference in Reserves for:
Term Conversions	687	535	6,429
Deferred and Payout Annuities issued after 2000	412,682	476,333	614,093
Net Income (Loss), NAIC SAP	$953,826	$991,202	$(351,632)

Contingency Reserves, New York SAP	$11,174,350	$10,238,412	$9,283,641
Difference in Reserves for:
Term Conversions	7,966	7,279	6,744
Deferred and Payout Annuities issued after 2000	2,125,553	1,712,871	1,236,537
Contingency Reserves, NAIC SAP	$13,307,869	$11,958,562	$10,526,922

In 2004, TIAA adopted the statutory accounting guidance contained in SSAP No. 87, Capitalization Policy and INT 04-17: Impact of Medicare Modernization Act on Postretirement Benefits. These accounting changes were implemented as a change in accounting principle in order to conform to the provisions of the NAIC SAP, as adopted by the Department. These changes were effective as of 2004 and had no material effect on TIAA’s financial statements. Note 11 contains additional information about the Medicare Modernization Act.

Subsequent to the filing of the 2002 New York SAP financial statements, TIAA made certain revisions, primarily relating to the estimates of other than temporary impairments for invested assets. Reconciliation of TIAA’s net income and contingency reserves between the New York SAP as originally filed and the corresponding amounts reported in the Audited Financial Statements for 2002 are shown below:

	Net Loss	Contingency Reserves
2002 New York SAP—as filed	$(136,821)	$9,668,539
Adjustments to Invested Asset Valuations	(334,898)	(334,898)
Reclassification—Unrealized to Realized Capital Losses	(450,435)	—
Adjustments to Policy Reserves and Other Liabilities	(50,000)	(50,000)
Audited Financial Statements	$(972,154)	$9,283,641

U.S. Generally Accepted Accounting Principles: The Financial Accounting Standards Board (“FASB”) requires that financial statements that are intended to be in conformity with GAAP follow all applicable authoritative accounting pronouncements. As a result, TIAA cannot refer to financial statements prepared in accordance with NAIC SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP

B-50	Statement of Additional Information Teachers Insurance and Annuity Association of America

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004	continued

would have a material effect on TIAA’s financial statements and the primary differences can be summarized as follows:

Under GAAP:

•	The formula-based asset valuation reserve (“AVR”) is eliminated as a reserve;

•

The interest maintenance reserve (“IMR”) is eliminated and realized gains and losses resulting from interest rate fluctuations are reported as a component of net income rather than being accumulated in and subsequently amortized out of the IMR;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	There are no non-admitted assets;

•

Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred. Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s equity in the net assets of the subsidiaries;

•	Long-term bond investments considered to be “available for sale” are carried at fair value rather than at amortized cost;

•

State taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than being limited by quantitative limitations;

•	For purposes of calculating postretirement benefit obligations, active participants not currently vested would also be included in determining the liability;

•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item;

•	Loan-backed and structured securities that are determined to have an other-than-temporary impairment are written down to fair value and not to the sum of undiscounted estimated future cash flows.

Management believes that the effects of these differences, while not determined, would significantly increase TIAA’s total contingency reserves under GAAP as of December 31, 2004.

ACCOUNTING POLICIES:

The preparation of TIAA’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by TIAA:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other than temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is carried at fair value except for loan-backed and structured securities, which are valued at an amount equal to the sum of their undiscounted expected future cash flows. Management considers all available evidence to evaluate the potential impairment of its investments. Unless evidence exists indicating a decline in the fair value of an investment below carrying value is temporary, a writedown is recognized as a realized loss.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) not in default are stated at amortized cost. The interest method is used for amortizing short-term investments. Short-term investments in default are stated at the lower of amortized cost or fair value. Cash and cash equivalents includes cash on hand, amounts due from banks, and short term highly liquid investments with original maturity of three months or less.

Bonds: Bonds not backed by loans and not in default are stated at amortized cost. The interest method is used for amortizing bonds that are not backed by loans. Bonds not backed by loans that are in default are valued at the lower of amortized cost or fair value. For an other-than-temporary impairment, the cost basis of the bond is written down to its fair value and the amount of the write down is recognized as a realized loss.

Loan-Backed Bonds and Structured Securities: Loan-backed bonds and structured securities not in default are stated at amortized cost. The prospective approach is used in determining the carrying amount of interest only securities, securities for which an other-than-temporary impairment has been recognized or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of acquisition. The retrospective approach is used to determine the carrying amount of all other loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization for loan-backed and structured securities. Loan-backed and structured securities in default are valued at the lower of amortized cost or undiscounted estimated future cash flows.

Common Stock: Unaffiliated common stocks are stated at fair value.

Teachers Insurance and Annuity Association of America Statement of Additional Information	B-51

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004	continued

Preferred Stock: Preferred stocks of relatively high quality in NAIC designations 1, 2 and 3 are stated at amortized cost. Lower quality preferred stocks in NAIC designations 4, 5 and 6 are carried at the lower of amortized cost or fair value.

Mortgages: Mortgages are stated at amortized cost except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage loan over its estimated fair value. Changes in valuation reserves for mortgage loans are included in net unrealized capital gains or losses. When an event occurs resulting in an impairment that is other than temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Real Estate: Real estate occupied by TIAA and real estate held for the production of income are carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell. TIAA utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When TIAA determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value, net of encumbrances. Write-downs are recorded as a realized loss.

Wholly-Owned Subsidiaries, Limited Partnerships and Limited Liability Companies: Investments in wholly-owned subsidiaries, limited partnerships and limited liability companies are stated at TIAA’s equity in the net admitted assets of the underlying entities. An unrealized loss is deemed to be other than temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Policy Loans and Separate Accounts: Policy loans are stated at outstanding principal amounts. Separate account assets and liabilities are stated at fair value.

Seed Money Investments: Seed money investments in the TIAA-CREF Mutual Funds (“Retail Funds”), TIAA-CREF Institutional Mutual Funds (“Institutional Funds”), and TIAA-CREF Life Funds, which are included in Common Stocks in the accompanying balance sheets, are stated at fair value.

Securities Lending: TIAA has a securities lending program whereby it loans securities to qualified brokers in exchange for cash collateral, generally at least equal to 102% of the fair value of the securities loaned. When securities are loaned, TIAA receives additional income on the collateral and continues to receive income on the securities loaned. TIAA may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower of securities fail to return the securities in a timely manner. In order to minimize this risk, TIAA monitors the credit quality of its counterparties.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments, are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Derivative Instruments: TIAA has filed a Derivatives Use Plan with the Department. This plan details TIAA’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. TIAA uses derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by TIAA include foreign currency, interest rate and credit default swaps, foreign currency forwards and interest rate cap contracts. See Note 7.

Non-Admitted Assets: Certain investment balances and corresponding investment income due and accrued are designated as non-admitted assets in accordance with New York SAP, based on delinquencies, defaults, and other statutory criteria, and cannot be included in life insurance company balance sheets filed with the Department. Such investment-related non-admitted assets totaled $110,376 and $90,615 at December 31, 2004 and 2003, respectively. Income on bonds in default is not accrued and, therefore, is not included in the non-admitted totals. Certain non-investment assets, such as the DFIT asset, furniture and fixtures, and various receivables, are also designated as non-admitted assets. The non-admitted portion of the DFIT asset was $3,005,732 and $2,869,806 at December 31, 2004 and 2003, respectively. The other non-admitted assets were $216,657 and $242,661 at 2004 and 2003, respectively. Changes in such non-admitted assets are charged or credited directly to contingency reserves.

Furniture and Equipment: Electronic data processing equipment, software, furniture and equipment that qualify for capitalization are depreciated using the straight-line method over 3 years. Office alterations and leasehold tenant improvements that qualify for capitalization are depreciated over 5 years and the remaining life of the lease, respectively. Depreciation expenses charged to operations in 2004, 2003, and 2002 were $14,424, $29,258, and 18,521, respectively and included approximately $8,700 of accelerated depreciation on electronic data processing equipment in 2003. TIAA adopted higher capitalization thresholds, starting at $1,000, and more uniform amortization periods as a part of implementing statutory guidance effective in 2004.

Premium Revenue: Life premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

Policy and Contract Reserves: TIAA offers a range of group and individual retirement annuities and individual life and other insurance products. Policy and contract reserves for such

B-52	Statement of Additional Information Teachers Insurance and Annuity Association of America

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004	continued

products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 1.50% to 6.80% and averaging approximately 3%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

Dividends Declared for the Following Year: Dividends on insurance policies and pension annuity contracts in the payout phase are generally declared by the TIAA Board of Trustees (“Board”) in October of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are generally declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1. Policyholder dividends are recorded as a component of net income.

Asset Valuation Reserve: The AVR, which covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, stocks, mortgages, real estate, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to the AVR are reported as transfers to or from contingency reserves. In 2002, an additional reserve was established in the amount of $276,291. No voluntary contributions were made in either 2003 or 2004.

Interest Maintenance Reserve: The IMR is a reserve required by NAIC SAP which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgage loans, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

Reclassifications: These financial statements report asset classes and related income in the same categories as prescribed for the NAIC annual statement. Certain reclassifications have been made to prior year amounts in order to conform to this presentation. The principal reclassifications related to reporting net transfers and real estate. In prior years, transfers to and from the College Retirement Equities Fund (“CREF”) were reported net on the Statements of Operations and Statements of Cash Flow. CREF transfers have been reported as premiums and benefits on these statements to be more consistent with the Annual Statement presentation. In 2004, 2003 and 2002, CREF net transfers were $1,477,560, $894,344 and $2,168,251. In addition, this presentation reports real estate activities conducted through subsidiaries and other entities as affiliated equity, mortgages, or other long-term investments rather than as real estate.

Note 3—investments

The disclosures below provide information grouped within the following asset categories: A) bonds, preferred and common stocks; B) mortgage loan investments; C) real estate investments; D) investment subsidiaries and affiliates; and E) other long term investments.

A. BONDS, PREFERRED STOCKS, AND COMMON STOCKS:

The amortized cost and estimated fair values, and unrealized gains and losses of long-term bonds, preferred stocks, and common stocks at December 31, 2004 and 2003, are shown below:

	Cost**	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2004
U.S. Government	$1,326,342	$83,358	$(1,268)	$1,408,432
All Other Governments	1,002,193	105,639	(1,001)	1,106,831
States, Territories & Possessions	964,357	199,877	(5,082)	1,159,152
Political Subdivisions of States, Territories & Possessions	18,319	4,252	—	22,571
Special Rev. & Special Assessment, Non-guaranteed Agencies & Govt	23,117,864	845,562	(164,457)	23,798,969
Public Utilities	4,667,045	426,737	(17,476)	5,076,306
Industrial & Miscellaneous	83,680,302	5,053,295	(627,095)	88,106,502
Total Bonds	114,776,422	6,718,720	(816,379)	120,678,763
Preferred Stocks	1,297,173	85,411	(24,681)	1,357,903
Common Stocks Unaffiliated	301,777	110,757	(2,583)	409,951
Common Stocks Affiliated***	3,312,220	—	—	3,312,220
Total Bonds and Stocks	$119,687,592	$6,914,888	$(843,643)	$125,758,837

Teachers Insurance and Annuity Association of America Statement of Additional Information	B-53

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004	continued

	Cost**	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2003
U.S. Government	$2,086,153	$54,121	$(59,787)	$2,080,487
All Other Governments	885,568	88,294	(1,576)	972,286
States, Territories & Possessions	966,942	168,938	(11,101)	1,124,779
Political Subdivisions of States, Territories & Possessions	18,292	4,174	—	22,466
Special Rev. & Special Assessment, Non-guaranteed Agencies & Govt	21,156,415	869,013	(284,346)	21,741,082
Public Utilities	4,663,739	410,987	(40,782)	5,033,944
Industrial & Miscellaneous	76,728,703	4,945,216	(893,768)	80,780,151
Total Bonds	106,505,812	6,540,743	(1,291,360)	111,755,195
Preferred Stocks	928,302	61,717	(5,043)	984,976
Common Stocks Unaffiliated	373,540	87,790	(28,270)	433,060
Common Stocks Affiliated***	3,041,464	—	—	3,041,464
Total Bonds and Stocks	$110,849,118	$6,690,250	$(1,324,673)	$116,214,695

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments. At December 31, 2004 and 2003, preferred stock non-admitted assets were $9,529 and $3,548, respectively.

***	Also reported in Note 3D Subsidiaries and Affiliates.

IMPAIRMENT REVIEW PROCESS

All securities are subjected to TIAA’s process for identifying other-than-temporary impairments. The impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value of more than 20% over a six-month period. TIAA writes down securities that it deems to have an other-than-temporary impairment to fair value in the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in fair value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of TIAA to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other than temporary, TIAA recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. TIAA does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, TIAA continues to review the impaired security for appropriate valuation on an ongoing basis.

UNREALIZED LOSSES ON BONDS, PREFERRED STOCKS AND COMMON STOCKS

The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position for 2004 and 2003 are shown in the table below:

	Cost**	Gross Unrealized Loss	Estimated Fair Value

December 31, 2004

Less than twelve months:
Bonds	$16,378,327	$(349,835)	$16,028,492
Preferred Stocks	217,793	(24,182)	193,611
Common Stocks	55,944	(1,614)	54,330
Total less than twelve months	16,652,064	(375,631)	16,276,433

Twelve months or more:
Bonds	8,555,534	(466,544)	8,088,990
Preferred Stocks	20,261	(499)	19,762
Common Stocks	30,530	(969)	29,561
Total twelve months or more	8,606,325	(468,012)	8,138,313
Total—All bonds, preferred & common stocks	$25,258,389	$(843,643)	$24,414,746

**	Amortized cost for bonds and original cost for stocks net of cumulative reported other-than-temporary impairments.

December 31, 2003	Cost**	Gross Unrealized Loss	Estimated Fair Value

Less than twelve months:
Bonds	$22,859,121	$(1,027,782)	$21,831,339
Preferred Stocks	20,918	(115)	20,803
Common Stocks	12,757	(487)	12,270
Total less than twelve months	22,892,796	(1,028,384)	21,864,412

Twelve months or more:
Bonds	2,559,069	(263,578)	2,295,491
Preferred Stocks	79,904	(4,928)	74,976
Common Stocks	149,046	(27,783)	121,263
Total twelve months or more	2,788,019	(296,289)	2,491,730
Total—All bonds, preferred & common stocks	$25,680,815	$(1,324,673)	$24,356,142

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

For 2004, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (33%), mortgage-backed securities (25%), manufacturing (9%), finance (9%), government (9%), and other securities (15%). The

B-54	Statement of Additional Information Teachers Insurance and Annuity Association of America

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004	continued

preceding percentages were calculated as a percentage of the gross unrealized loss. TIAA held 17 securities where each had a gross unrealized loss greater than $5 million at December 31, 2004. Ten of these securities represented 100% of the gross unrealized loss on securities where the estimated fair value declined and remained below cost by 20% or more for twelve months or greater. All ten securities were asset-backed securities and the estimated future cash flows supported the carrying value of each security. TIAA believes that the estimated fair values of the asset-backed securities were temporarily depressed as a result of unusually strong negative market reaction to this sector.

For 2003, the categories of securities for which the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (64%), common stocks (9%), retail & wholesale trade (5%), government (5%), manufacturing (4%), public utilities (4%), and other securities (9%). The preceding percentages were calculated as a percentage of the gross unrealized loss. TIAA held 15 securities where each had a gross unrealized loss greater than $5 million at December 31, 2003. Twelve of these securities represented 100% of the gross unrealized loss on securities where the estimated fair value declined and remained below cost by 20% or more for twelve months or greater. Ten were asset-backed securities and the estimated future cash flows supported the carrying value of each security. The remaining two securities were common stock. TIAA believes that the estimated fair values of the asset-backed securities were temporarily depressed as a result of unusually strong negative market reaction to this sector.

SCHEDULED MATURITIES FOR BONDS

The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2004, by contractual maturity, are shown below:

	Carrying Value	Estimated Fair Value
Due in one year or less	$1,786,319	$1,806,863
Due after one year through five years	10,325,695	11,030,064
Due after five years through ten years	20,899,038	22,326,930
Due after ten years	27,553,879	29,735,505
Subtotal	60,564,931	64,899,362
Residential mortgage-backed securities	27,796,371	28,498,284
Commercial mortgage-backed securities	15,006,573	15,798,517
Asset-backed securities	11,408,547	11,482,600
Total	$114,776,422	$120,678,763

Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Included in the preceding table are long-term bonds in or near default with an original par amount of $2,496,222 that have been written down to a statutory carrying value of $674,450. The bonds are categorized based on contractual maturity as follows: $1,707 due in one year or less, $80,302 due after one year through five years, $82,075 due after five years through ten years, $54,826 due after ten years, $2,088 of residential mortgage-backed securities, $451,619 of asset-backed securities and $1,833 of commercial mortgage-backed securities.

BOND CREDIT QUALITY AND DIVERSIFICATION

At December 31, 2004 and 2003, 93.0% and 91.6%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2004	2003
Residential mortgage-backed securities	24.2%	24.8%
Commercial mortgage-backed securities	13.1	12.4
Finance and financial services	12.3	11.0
Manufacturing	11.2	11.3
Asset-backed securities	9.9	10.6
Public utilities	5.7	5.9
Communications	4.6	4.8
Government	4.1	3.4
Oil and gas	3.8	3.7
Retail and wholesale trade	2.2	2.6
Real estate investment trusts	2.3	2.4
Other	6.6	7.1
Total	100.0%	100.0%

BOND AND EQUITY—OTHER DISCLOSURES

During 2004 and 2003, TIAA acquired bonds and stocks through debt restructurings and other non-cash transactions aggregating $2,300,853 and $2,313,755, respectively. Debt securities of $7,049 and $6,661 at December 31, 2004 and 2003, respectively, were on deposit with governmental authorities or trustees, as required by law.

The carrying values and estimated fair values of securities loaned, and the associated cash collateral received were as follows:

	Carrying Value	Fair Value	Cash Collateral
December 31, 2004	$3,275,396	$3,441,284	$3,544,223
December 31, 2003	$2,729,251	$2,833,478	$2,985,776

For the years ended December 31, 2004, 2003, and 2002, the income generated from securities lending was $8,751, $8,893 and $10,035, respectively. For the years ended December 31, 2004 and 2003, the carrying amount of bonds and stocks denominated in foreign currency was $2,362,382 and $2,015,602, respectively. Bonds that totaled $568,969 and $701,886 at December 31, 2004 and 2003, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

B. MORTGAGE LOAN INVESTMENTS:

TIAA makes mortgage loans that are principally collateralized by commercial real estate. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 80% for commercial loans. The coupon rates for commercial mortgage loans and mezzanine loans acquired during 2004 ranged from 4.06% to 8.78% and from 0.00% to 9.60%, respectively.

MORTGAGE LOAN IMPAIRMENT REVIEW PROCESS

TIAA monitors the effects of current and expected market conditions and other factors on the collectibility of mortgage loans to

Teachers Insurance and Annuity Association of America Statement of Additional Information	B-55

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004	continued

identify and quantify any impairment in value. Any impairment is classified as either temporary, for which a recovery is anticipated, or other than temporary. Mortgage loans with impaired values at December 31, 2004 and 2003 have been written down to net realizable values, as shown in the table below. For impaired mortgages where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below:

	2004	2003	2002
Investment in impaired mortgage loans, with temporary allowances for credit losses (at net carried value plus accrued interest)	$184,644	$599,836	$399,852
Related temporary allowances for credit losses	(30,130)	(132,393)	(116,737)
Investment in impaired mortgage loans, net of other-than-temporary impairment losses recognized	357,595	1,015,637	45,998
Related write-downs for other-than-temporary impairments	(142,289)	(132,754)	(90,329)
Average investments in impaired mortgage loans	888,575	980,612	751,027
Interest income recognized on impaired mortgage loans during the period	38,094	55,917	30,632
Interest income recognized on a cash basis during the period	38,400	74,052	31,509

The activity affecting the allowance for credit losses on mortgage loans was as follows:

	2004	2003
Balance at the beginning of the year	$132,393	$116,737
Provisions for losses charged against contingency reserves	54,508	93,394
Write-downs for other-than-temporary impaired assets charged against the allowance	(132,100)	(30,639)
Recoveries of amounts previously charged off	(24,671)	(47,099)
Balance at the end of the year	$30,130	$132,393

At December 31, 2004 and 2003, the aggregate carrying values of mortgages with restructured or modified terms were $237,319 and $137,699, respectively. For the years ended December 31, 2004, 2003 and 2002, the investment income earned on such mortgages was $15,974, $6,415 and $26,281, respectively, which would have been approximately $21,733, $9,699 and $36,560, respectively, if they had performed in accordance with their original terms. During 2004, TIAA reduced the interest rate on outstanding loans as follows: $8,000 loan by 4.00%, $56,375 loan by 2.95% and $85,000 loan by 2.00% . When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, TIAA accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than eighteen months is non-admitted. At December 31, 2004 and 2003, the carrying values of mortgages held with interest more than 180 days past due, excluding accrued interest, were $33,730 and $32,785, respectively. Total interest due on mortgages with interest more than 180 days past due was $10,106 and $6,058, respectively.

MORTGAGE LOAN DIVERSIFICATION

At December 31, the carrying values of mortgage loan investments were diversified by property type and geographic region as follows:

	2004	2003

Property Type
Office buildings	41.1%	43.3%
Shopping centers	29.2	26.4
Industrial buildings	11.7	11.5
Mixed-use projects	7.6	7.6
Apartments	5.9	6.1
Hotel	3.7	3.9
Other	0.8	1.2
Total	100.0%	100.0%

	2004	2003

Geographic Region
Pacific	27.4%	25.6%
South Atlantic	23.5	22.1
North Central	15.3	18.0
Middle Atlantic	11.7	11.4
South Central	8.5	8.1
Mountain	6.8	6.6
New England	4.5	6.7
Other	2.3	1.5
Total	100.0%	100.0%

At December 31, 2004 and 2003, approximately 20.8% and 19.0% of the mortgage portfolio, respectively, was invested in California and was included in the Pacific region shown above.

SCHEDULED MORTGAGE LOAN MATURITIES

At December 31, 2004, contractual maturities for mortgage loans were as follows:

Carrying Value
Due in one year or less	$1,228,318
Due after one year through five years	9,971,461
Due after five years through ten years	11,251,889
Due after ten years	1,841,660
Total	$24,293,328

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgage loans, although prepayment premiums may be applicable.

MORTGAGE LOAN—OTHER DISCLOSURES

Mortgages that totaled $570,812 and $515,480 at December 31, 2004 and 2003, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

For the years ended December 31, 2004 and 2003, the carrying value of mortgage loans denominated in foreign currency was $537,056 and $462,049 respectively.

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Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004	continued

C. REAL ESTATE INVESTMENTS:

TIAA makes investments in commercial real estate directly, through wholly-owned subsidiaries and through real estate limited partnerships. TIAA monitors the effects of current and expected market conditions and other factors on the realizability of real estate investments to identify and quantify any impairments in value. At December 31, 2004 and 2003, TIAA’s directly owned real estate investments of $1,707,127 and $1,702,300, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $143,329 and $144,754, respectively.

REAL ESTATE DIVERSIFICATION

At December 31, the carrying values of real estate investments were diversified by property type and geographic region as follows:

	2004	2003

Property Type
Office buildings	70.9%	71.7%
Mixed-use projects	15.3	14.3
Industrial buildings	8.9	8.8
Apartments	3.3	3.3
Land held for future development	1.5	1.4
Income-producing land underlying improved real estate	0.1	0.4
Other	0.0	0.1
Total	100.0%	100.0%

	2004	2003

Geographic Region
South Atlantic	44.7%	44.3%
North Central	19.0	19.7
Middle Atlantic	15.4	14.6
Pacific	10.6	11.2
South Central	8.3	8.3
Mountain	2.0	1.9
Total	100.0%	100.0%

At December 31, 2004 and 2003, approximately 20.0% and 20.4% of the real estate portfolio, respectively, was invested in Florida and was included in the South Atlantic region shown above.

REAL ESTATE—OTHER DISCLOSURES

Depreciation expense on directly owned real estate investments for the years ended December 31, 2004, 2003 and 2002, was $52,219, $62,151 and $42,085, respectively; the amount of accumulated depreciation at December 31, 2004 and 2003 was $274,925 and $256,396, respectively.

During 2004 and 2003, TIAA did not acquire directly owned real estate via the assumption of debt or in satisfaction of debt.

D. SUBSIDIARIES AND AFFILIATES:

TIAA’s investment subsidiaries and affiliates, which have been created for legal or other business reasons, are primarily involved in real estate and securities investment activities for TIAA. The larger investment subsidiaries and affiliates are ND Properties, Inc, TIAA Realty, Inc, WRC Properties, Inc, and 485 Properties, LLC. For the year-ended 2004, ND Properties, Inc. acquired and sold real estate properties with a net carrying value of $471,219 and recognized a gain of $22,000. TIAA’s share of net carrying values of investment subsidiaries and affiliates at December 31, 2004 and 2003 was $4,488,029 and $4,240,849, respectively. To conform to the NAIC Annual Statement presentation, the carrying value of these entities is also reported in Note 3A as affiliated common stock or in Note 3E as other long-term investments. Other-than-temporary impairments of investment subsidiaries and affiliates for the years ended December 31, 2004 and 2003 were $65,403 and $84,118, respectively, and these amounts are included in the impairment table in Note 4. Net income from investment subsidiaries and affiliates was $217,374, $206,227 and $303,881 for the years ended December 31, 2004, 2003 and 2002, respectively. As of December 31, 2004 and 2003, the net amount due from investment subsidiaries and affiliates was $99,108 and $26,104, respectively. For the years ended December 31, 2004 and 2003, TIAA’s net capital contributions to investment subsidiaries and affiliates were $150,577 and ($255,318), respectively.

TIAA’s operating subsidiaries primarily consist of TIAA-CREF Enterprises, Inc., (“Enterprises”), TIAA-CREF Individual and Institutional Services LLC, TCT Holdings, Inc, TIAA Financial Services, LLC, (“TFS”), and TIAA-CREF Asset Management Commingled Funds Trust I (“TCAM”), which are wholly-owned subsidiaries of TIAA. Enterprises wholly owns TIAA-CREF Life Insurance Company, Inc. (“TIAA-CREF Life”), Teachers Advisors, Inc., (“Advisors”) Teachers Personal Investors Services (“TPIS”), and TIAA-CREF Tuition Financing, Inc (“TFI”). TFS owns TIAA Global Markets, Inc. (“TGM”) TIAA Advisory Services, LLC, and TIAA Realty Capital Management, LLC.

TIAA’s share of net carrying values of unconsolidated operating subsidiaries at December 31, 2004 and 2003 was $1,014,185 and $450,022, respectively. To conform with the NAIC Annual Statement presentation, the carrying value of these entities is also reported in Note 3A as affiliated common stock or in Note 3E as other long-term investments. Other-than-temporary impairments of operating subsidiaries for the years ended December 31, 2004 and 2003 were $11,217 and $53,646, respectively, and such amounts are included in the impairment table in Note 4. Net loss from operating subsidiaries was ($23,602), ($13,246) and ($51,858) for the years ended December 31, 2004, 2003 and 2002, respectively. TIAA had net amounts due from operating subsidiaries of $13,227 and $41,775, as of December 31, 2004 and 2003, respectively. For the years ended December 31, 2004 and 2003, TIAA’s net capital contributions to operating subsidiaries were $509,800 and $4,421, respectively.

TIAA provides a $750,000 uncommitted and unsecured 364-day revolving line of credit to TGM. No principal or interest was outstanding as of December 31, 2004 and 2003. For the year ended December 31, 2004, there were no borrowings under this credit facility. In October 2004, TIAA extended a $100,000 committed and unsecured 364-day revolving line of credit to TIAA-CREF Asset Management Core Property Fund. In 2004, there were two drawdowns totaling $27,000. For the year ended December 31, 2004, outstanding principal plus accrued interest was $27,076.

Mutual Funds: As of December 31, 2004 and 2003, TIAA’s investments in affiliated mutual funds totaled approximately $440,284 and $556,244, respectively. These amounts are

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Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004	continued

reported in the caption “Common Stocks” in the accompanying balance sheets.

E. OTHER LONG-TERM INVESTMENTS:

The components of TIAA’s carrying value in other long-term investments at December 31, 2004 and 2003 was:

	2004	2003
Unaffiliated Other Invested Assets	$2,364,881	$1,955,844
Affiliated Other Invested Assets	2,630,278	2,205,651
Other Assets	652,712	701,020
Total other long-term investments	$5,647,871	$4,862,515

Unaffiliated other invested assets are principally fund investments. Affiliated other invested assets are subsidiaries and affiliates reported in Note 3D. Other assets consist primarily of contract loans, securities receivables, and derivatives. Other-than-temporary impairments in other long-term investments for the years ended December 31, 2004 and 2003 were $427,726 and $117,767, and these amounts are included in the impairment table in Note 4. The increase in 2004’s other-than-temporary impairments resulted from refinements made to TIAA’s other-than-temporary impairment process.

For the years ended December 31, 2004 and 2003, other long-term investments denominated in foreign currency were $531,438 and $407,984, respectively.

F. COMMITMENTS:

The outstanding obligation for future investments at December 31, 2004, is shown below by asset category:

	2005	2006	In later years	Total Commitments
Bonds	$392,617	$3,959	$20,000	$416,576
Mortgages	1,152,232	291,127	—	1,443,359
Real estate	26,228	1,525	1,422	29,175
Preferred stocks	16,750	—	—	16,750
Common stocks	271,609	296	—	271,905
Other long-term investments	1,216,824	556,244	833,565	2,606,633
Total	$3,076,260	$853,151	$854,987	$4,784,398

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, and the funding of mortgage loan and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

In addition to the amounts in the above table, TIAA is a limited partner in the Hines Development Fund Limited Partnership (the “Development Fund”) whose primary focus is the development and redevelopment of real estate projects in Western Europe. Each of the limited partners made a specified commitment to the fund; TIAA committed 130,000 Euros. The limited partners’ commitments are pledged as collateral to facilitate the financing of the activities of the fund by third parties through equity lines of credit. The limited partners do not anticipate funding their commitments but remain committed to do so should it become necessary for the Development Fund to make cash capital calls.

Note 4—investment income and capital gains and losses

Net Investment Income: The components of net investment income were as follows:

	2004	2003	2002
Bonds	$7,160,478	$7,203,936	$6,966,602
Mortgages	1,795,660	1,845,018	1,776,484
Real estate	292,614	315,628	257,063
Stocks	269,400	278,116	371,266
Other long-term investments	214,280	159,192	183,074
Cash, cash equivalents and short-term investments	34,969	26,485	90,181
Other	2,692	2,062	12,551
Total gross investment income	9,770,093	9,830,437	9,657,221
Less securities lending payments	(47,949)	(45,861)	(68,081)
Less investment expenses	(440,081)	(426,282)	(344,160)
Net investment income before amortization of net IMR gains	9,282,063	9,358,294	9,244,980
Plus amortization of net IMR gains	171,948	98,481	87,254
Net investment income	$9,454,011	$9,456,775	$9,332,234

Future rental income expected to be received during the next five years under existing real estate leases (including subsidiaries and affiliates) in effect as of December 31, 2004 is $478,138 in 2005, $404,915 in 2006, $359,993 in 2007, $306,172 in 2008, and $283,930 in 2009.

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and writedowns of investments were as follows:

	2004	2003	2002
Bonds	$197,737	$(427,953)	$(1,133,887)
Mortgages	(74,036)	(48,581)	(108,486)
Real estate	13,296	45,066	12,194
Stocks	159,305	28,623	(326,414)
Other long-term investments	(484,890)	(104,181)	(70,755)
Cash, cash equivalents and short-term investments	2,084	19,670	687
Total before capital gains taxes and transfers to the IMR	(186,504)	(487,356)	(1,626,661)
Transfers to IMR	(367,027)	(298,783)	(189,666)
Capital gains taxes	—	—	—
Net realized capital (losses) less capital gains taxes, after transfers to the IMR	$(553,531)	$(786,139)	$(1,816,327)

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Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004	continued

Write-downs of investments resulting from impairments which were considered to be other than temporary and included in the preceding table as realized capital (losses) were as follows:

	2004	2003	2002
Other-than-temporary impairments:
Bonds	$(276,646)	$(802,609)	$(1,196,548)
Mortgages	(105,140)	(76,072)	(71,589)
Real estate	(904)	(13,507)	—
Stocks	(46,014)	(172,480)	(478,816)
Other long-term investments	(427,726)	(117,767)	(91,872)
Total	$(856,430)	$(1,182,435)	$(1,838,825)

During 2004, 2003 and 2002, TIAA recognized losses in the amount of $36,457, $18,683 and $61,477, respectively, on debt securities and mortgage loans whose terms were restructured. These amounts were included in the preceding table.

Proceeds from sales of long-term bond investments during 2004, 2003 and 2002 were $6,196,415, $8,507,669 and $8,622,312, respectively. Gross gains of $447,774, $555,660 and $359,785 and gross losses, excluding impairments considered to be other than temporary, of $41,421, $228,025 and $197,478 were realized on these sales during 2004, 2003 and 2002, respectively.

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the valuation of investments, were as follows:

	2004	2003	2002
Bonds	$170,362	$328,184	$473,622
Mortgages	78,243	34	79,656
Real estate	—	(1,910)	(1,732)
Stocks	73,633	354,184	149,938
Other long-term investments	428,281	(268,059)	(351,035)
Total	$750,519	$412,433	$350,449

Note 5—securitizations

When TIAA sells bonds and mortgage loans in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. TIAA’s ownership of the related retained interests may be held directly by TIAA or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities/Qualified Special Purpose Entities, (“SPEs/QSPEs”), that issue equity and debt which is non-recourse to TIAA. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices if available; however, quotes are generally not available for retained interests, so TIAA either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

TIAA has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs/QSPEs since 2002. Proceeds from the 2002 securitizations were $690,598. TIAA Advisory Services, LLC, a downstream subsidiary of TIAA, provides investment advisory services for most assets securitized by TIAA.

The following table summarizes TIAA’s retained interests in securitized financial assets from transactions originated since 1999:

				Sensitivity Analysis of Key Assumptions used for Fair Value
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value	10% Adverse	20% Adverse
1999	Mortgages	$320,856	$338,885	$(4,065)	$(8,053)
2000	Bonds	60,708	74,423	(5,799)	(11,410)
2001	Bonds	340,588	385,968	(5,329)	(9,074)
2002	Bonds	27,602	25,000	(1,080)	(2,075)

The fair values of the retained interests on December 31, 2004 were determined either by independent pricing services or analysts employed by TIAA. The key assumptions applied discount rates based upon the current yield curve, spreads, and expected cash flows specific to the type of interest retained for each securitization. The sensitivity analysis includes an adverse change in each assumption used to determine fair value.

Note 6—disclosures about fair value of financial instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by TIAA using market information available as of December 31, 2004 and 2003 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts TIAA could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

	Carrying Value	Estimated Fair Value
December 31, 2004
Assets
Bonds	$114,776,422	$120,678,763
Mortgages	24,293,328	25,829,646
Common stocks	3,722,171	3,722,171
Preferred stocks	1,287,644	1,357,903
Cash, cash equivalents and short-term investments	447,444	447,444
Policy loans	565,586	565,586
Seed money investments in mutual funds	440,284	440,284
Liabilities
Teachers Personal Annuity-Fixed Account	2,159,578	2,159,578
Derivative Financial Instruments	(612,044)	(752,512)

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Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004	continued

	Carrying Value	Estimated Fair Value

December 31, 2003
Assets
Bonds	$106,505,812	$111,755,195
Mortgages	23,689,539	25,687,448
Common stocks	3,474,524	3,474,524
Preferred stocks	924,754	984,976
Cash, cash equivalents and short-term investments	1,082,871	1,082,871
Policy loans	504,369	504,369
Seed money investments in mutual funds	556,244	556,244
Liabilities
Teachers Personal Annuity-Fixed Account	2,124,746	2,124,746
Derivative Financial Instruments	(455,952)	(464,411)

Bonds: The fair values for publicly traded long-term bond investments were determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31 were as follows:

	2004		2003
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Publicly traded bonds	$80,655,521	$84,751,847	$72,956,570	$76,688,352
Privately placed bonds	34,120,901	35,926,916	33,549,242	35,066,843
Total bonds	$114,776,422	$120,678,763	$106,505,812	$111,755,195

Mortgages: The fair values of mortgages were generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

Common Stocks, Cash, Cash Equivalents, Short-Term Investments, Policy Loans, and Seed Money Investments: The carrying values were considered reasonable estimates of their fair values.

Preferred Stocks: The fair values of preferred stocks were determined using quoted market prices or valuations from the NAIC.

Teachers Personal Annuity—Fixed Account: The carrying values of the liabilities were considered reasonable estimates of their fair values.

Commitments to Extend Credit or Purchase Investments: TIAA generally does not charge commitment fees on these agreements, and the related interest rates reflect market levels at the time of the commitments.

Insurance and Annuity Contracts: TIAA’s insurance and annuity contracts, other than the Teachers Personal Annuity—Fixed Account disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Derivative Financial Instruments: The fair values of interest rate cap contracts and credit default swap contracts are estimated by external parties and are reviewed internally for reasonableness based on anticipated interest rates, estimated future cashflows, and anticipated credit market conditions. The fair values of foreign currency swap and forward contracts and interest rate swap contracts are estimated internally based on estimated future cashflows, anticipated foreign exchange relationships and anticipated interest rates and such values are reviewed for reasonableness with estimates from TIAA’s counterparties.

Note 7—derivative financial instruments

TIAA uses derivative instruments for hedging, income generation, and asset replication purposes. TIAA does not engage in derivative financial instrument transactions for speculative purposes. TIAA enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below.

Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Foreign currency swap contracts are designated as cashflow hedges and changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value. At December 31, 2003, the net unrealized (loss) from a foreign currency swap contract that no longer qualified for hedge accounting treatment was ($6,715).

Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange fixed amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Foreign currency forward contracts are designated as cashflow hedges and changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. A foreign exchange premium/(discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. TIAA amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. At December 31, 2004, the net unrealized (loss) from foreign currency forward contracts that no longer qualified for hedge accounting treatment was ($28).

Interest Rate Swap Contracts: TIAA enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cashflow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash

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Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004	continued

flows. These contracts qualify as fair value hedges and are entered into in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value.

Interest Rate Cap Contracts: TIAA purchases interest rate cap contracts to hedge against the risk of a rising interest rate environment as part of TIAA’s asset and liability management program for certain interest sensitive products. Under the terms of the interest rate cap contracts, the selling entity makes payments to TIAA on a specified notional amount if an agreed-upon index exceeds a predetermined strike rate. Interest rate cap contracts are carried at fair value. Payments received under interest rate cap contracts are included in net investment income.

Credit Default Swap Contracts: As part of a strategy to replicate investment grade corporate bonds in conjunction with high quality host bonds, TIAA writes (sells) credit default swaps to earn a premium by essentially issuing “insurance” to the buyer of default protection. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection, and the premium received is amortized into investment income over the life of the swap. TIAA has negligible counterparty credit risk with the buyer. TIAA also purchases credit default swaps to hedge against unexpected credit events on selective investments in the TIAA portfolio. These swap contracts qualify as fair value hedges and the premium payment to the counterparty is expensed.

	Notional Value	Carrying Value	Estimated Fair Value

December 31, 2004
Foreign currency swap contracts	$2,566,616	$(549,772)	$(696,871)
Foreign currency forward contracts	243,249	(62,272)	(65,534)
Interest rate swap contracts	722,400	—	14,617
Interest rate cap contracts	73,800	—	—
Credit default swap contracts	660,694	—	(4,724)
Total Derivatives	$4,266,759	$(612,044)	$(752,512)

	Notional Value	Carrying Value	Estimated Fair Value

December 31, 2003
Foreign currency swap contracts	$2,415,672	$(402,848)	$(420,866)
Foreign currency forward contracts	309,676	(53,146)	(51,579)
Interest rate swap contracts	744,455	—	13,604
Interest rate cap contracts	90,300	42	42
Credit default swap contracts	472,417	—	(5,612)
Total Derivatives	$4,032,520	$(455,952)	$(464,411)

Note 8—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission, (“the Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall United States stock market.

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of funding variable annuity contracts. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA’s target is to invest between 70% and 95% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly traded securities to maintain adequate liquidity.

Premiums, considerations or deposits received by TIAA’s separate accounts totaled $2,339,295, $1,401,307 and $1,167,011 for the years ending December 31, 2004, 2003 and 2002, respectively. Reserves for these separate accounts totaled $8,160,866 and $5,619,975 on December 31, 2004 and 2003, respectively.

Other than the guarantees disclosed in Note 15, TIAA does not make any guarantees to policyholders on its separate accounts. Both accounts offer full or partial withdrawal at market value with no surrender charges. The assets and liabilities of these accounts (which represent participant account values) are generally carried at fair value (directly held real estate is carried at appraised value).

Under Cash Disbursement and Reimbursement Agreements, TIAA serves as the common pay-agent for its operating subsidiaries. In addition, under management agreements, TIAA provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

Services necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided, at cost, by two subsidiaries of TIAA, TIAA-CREF Investment Management, LLC (“Investment Management”) and TIAA-CREF Individual & Institutional Services, LLC (“Services”), which provide investment advisory, administrative and distribution services for CREF at an at-cost basis. Such services are provided in accordance with an Investment Management Services Agreement between CREF and Investment Management, and in accordance with a Principal Underwriting and Administrative Services Agreement between CREF and Services. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $672,659, $599,963 and $568,327 in 2004, 2003 and 2002, respectively, are not included in the statements of operations and had no effect on TIAA’s operations.

Advisors provides investment advisory services for VA-1, the Retail Funds, the Institutional Funds, the Life Funds and other separately managed portfolios in accordance with investment

Teachers Insurance and Annuity Association of America Statement of Additional Information	B-61

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004	continued

management agreements. TPIS and Services distribute variable annuity contracts for VA-1 as well as registered securities for the Retail Funds, the Institutional Funds, the TIAA-CREF Life separate accounts and TFI.

All services necessary for the operation of REA are provided, at cost, by TIAA and Services. TIAA provides investment management services for REA. Distribution and administrative services are provided in accordance with a Distribution and Administrative Services Agreement between REA and Services. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year with the objective of keeping the management fees as close as possible to REA’s actual expenses. Any differences between actual expenses and daily charges are adjusted quarterly.

Note 10—federal income taxes

By charter, TIAA is a Stock Life Company that operates on a non-profit basis and through December 31, 1997, was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

Beginning with 1998, TIAA has filed a consolidated federal income tax return with its subsidiary affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Code. Amounts due to (receivable from) TIAA’s subsidiaries for federal income taxes were $7,760 and ($2,529) at December 31, 2004 and 2003, respectively.

TIAA reported a loss on its 2003 federal tax return and expects to report a tax loss for 2004 as a result of net operating losses primarily due to deductions for intangible assets and increases in policy and contract reserves. These reserve increases will reverse over time, thereby increasing TIAA’s taxable income in future years.

A reconciliation of TIAA’s statutory tax rate to its actual federal income tax rate was as follows:

	For the Years Ended December 31,
	2004	2003	2002
Net gain from operations	$1,666,327	$1,317,188	$823,318
Statutory rate	35%	35%	35%
Tax at statutory rate	583,214	461,016	288,161
Investment items	(176,342)	(179,433)	(130,562)
Consolidation and dividends from subsidiaries	(89,076)	(39,888)	(49,676)
Amortization of interest maintenance reserve	(60,182)	(34,468)	(30,539)
Adjustment to policyholder dividend liability	(42,939)	(42,577)	10,827
Accrual of contingent tax provision	629,376	—	—
Net operating loss carryforward utilized	(233,533)	(148,952)	(45,901)
Other	(38,179)	1,017	(63,165)
Federal income tax expense (benefit)	$572,339	$16,715	$(20,855)

Effective tax rate	34.3%	1.3%	(2.5)%

The components of TIAA’s net deferred tax asset were as follows:

	2004	2003	Change
Gross deferred tax assets	$4,031,308	$3,780,742	$250,566
Gross deferred tax liabilities	(1,167)	(17,691)	16,524
Deferred tax assets, non-admitted	(3,005,732)	(2,869,806)	(135,926)
Net deferred tax asset, admitted	$1,024,409	$893,245	$131,164

TIAA’s gross deferred tax assets were primarily attributable to differences between tax basis and statutory basis reserves and the provision for policyholder dividends payable in the following year. Gross deferred tax liabilities were primarily due to investment income due and accrued. TIAA has no deferred tax liabilities that have not been recognized.

At December 31, 2004, TIAA’s gross deferred tax asset of $4,031,308 did not include any benefit from Net Operating Loss (“NOL”) carryforwards. Consistent with prior years, however, TIAA’s federal income tax return for 2004 will include a significant NOL carryforward as a result of tax deductions related to intangible assets. The NOL carryforward on TIAA’s 2004 federal income tax return is estimated to approximate $12.3 billion. These intangible asset tax deductions were not recognized as a benefit, because they were not eligible to be recorded for statutory financial statement purposes and, therefore, were not considered in TIAA’s gross deferred tax asset calculation. The Department concurred with this interpretation by TIAA. The NOL carryforward for tax purposes expires between 2013 and 2019. TIAA did not incur federal income taxes in the current or preceding years that would be available for recoupment in the event of future net losses.

TIAA’s 1998 and 1999 tax returns representing the first years for which TIAA’s entire business operations were subject to federal income taxation, have been audited by the Internal Revenue Service (“IRS”). In April 2004, the IRS completed its audit and presented TIAA with a Revenue Agent Report asserting certain adjustments to TIAA’s taxable income that would result in additional tax due of $1.1 billion for the 1998 and 1999 tax years. These

B-62	Statement of Additional Information Teachers Insurance and Annuity Association of America

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004	continued

adjustments would disallow the deductions for certain intangible assets and would adjust certain of TIAA’s tax-basis annuity reserves.

Should the IRS fully prevail in connection with its proposed adjustments, and by applying the same rationale to tax years subsequent to 1999, additional tax and interest due for the tax years 1998-2004 would amount to approximately $2.6 billion, of which $668 million has already been accrued as of December 31, 2004. Of the $2.6 billion in potential taxes due, $2.3 billion would result from reserve deductions taken by TIAA in earlier years that the IRS would instead spread throughout the annuitants’ payout periods, resulting in timing differences. The remaining $300 million would cause a permanent adjustment to TIAA’s taxes. Should TIAA fully prevail, no tax will be due for 1998-2004, and TIAA’s NOL as of December 31, 2004 would be $2.9 billion, before consideration of intangible asset deductions, and $12.3 billion when intangible deductions are included.

TIAA’s management has filed a protest to the IRS’ adjustments and believes that its tax positions are supported by substantial authority. TIAA will continue to contest these adjustments through applicable IRS appeals and judicial procedures, as needed, and its management believes that it will ultimately prevail to a significant degree. Nonetheless, TIAA’s management believes that the circumstances surrounding the tax claim by the IRS meet the conditions that require TIAA to establish a loss contingency for federal income taxes covering the years 1998-2004.

Although the final resolution of the IRS’ asserted adjustments is uncertain, management’s current best estimate of the probable loss from this dispute with the IRS, given the current status of the tax claim, requires TIAA to establish a contingent tax provision of $629 million as of December 31, 2004. The establishment of this contingent tax provision resulted in a charge against TIAA’s 2004 operations and resulted in a total tax accrual as of December 31, 2004 of $668 million.

Note 11—pension plan and postretirement benefits

TIAA maintains a qualified, noncontributory defined contribution pension plan covering substantially all employees. All employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after five years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $29,247, $36,061 and $35,063 in 2004, 2003 and 2002, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, TIAA provides certain other postretirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The status of this plan for retirees and eligible active employees is summarized below:

	Postretirement Benefits
	2004	2003
Benefit obligation at beginning of period	$80,675	$64,490
Service cost	3,348	4,221
Interest cost	4,910	4,273
Actuarial losses	13,743	1,570
Benefits paid	(4,866)	(3,063)
Special termination benefits	15,255	9,184
Benefit obligation at end of period	$113,065	$80,675

Fair value of assets	—	—
Funded status	(113,065)	(80,675)
Unrecognized initial transition obligation	6,256	7,037
Unrecognized net (gain) or loss	26,623	13,110
Accrued postretirement benefit cost	$(80,186)	$(60,528)

TIAA is expecting to receive a 28% federal subsidy for plan prescription benefits arising from the Medicare Prescription Drug Act of 2003 (“The Act”). For the current reporting period, TIAA adopted accounting guidance under which the postretirement benefit obligation as of December 31, 2003 was remeasured retroactively from $92,668 to $80,675 as reported in the preceding table. The postretirement benefit obligation for non-vested employees was $53,621 at December 31, 2004 and $47,289 at December 31, 2003. TIAA allocates benefit expenses to certain subsidiaries based upon salaries. The cost of postretirement benefits reflected in the accompanying TIAA statements of operations was $4,108, $5,600 and $3,300 for 2004, 2003 and 2002, respectively. The cost of postretirement benefits for 2004 includes a $970 reduction arising from The Act subsidy. In addition to these postretirement benefits, the statements of operations also include special termination benefits related to a reduction in workforce of approximately $6,748, $4,551, and $0 for 2004, 2003 and 2002.

The net periodic postretirement cost for the years ended December 31, includes the following components:

	Postretirement Benefits
	2004	2003	2002

Components of net periodic cost
Eligibility cost	$3,349	$4,221	$4,231
Interest cost	4,910	4,273	4,002
Amortization of transition obligation	781	781	781
Amortization of net loss	229	268	215
Net periodic cost	$9,269	$9,543	$9,229

Teachers Insurance and Annuity Association of America Statement of Additional Information	B-63

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004	continued

The assumptions at December 31 used by TIAA to calculate the benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	Postretirement Benefits
	2004	2003
Weighted-average assumptions
Discount rate	5.75%	6.25%
Rate of increase in compensation levels	4.00%	4.00%
Medical cost trend rates	5.00 –9.00%	5.00 –10.00%
Ultimate medical care cost trend rate after a five year gradual decrease	5.00%	5.00%
Dental cost trend rate	5.25%	5.25%

The assumed medical cost trend rates have a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed medical cost trend rates would have the following effects:

Postretirement Benefits
2004

One percentage point increase
Increase in postretirement benefit obligation	$12,324
Increase in eligibility and interest cost	$1,028

One percentage point decrease
(Decrease) in postretirement benefit obligation	$(9,204)
(Decrease) in eligibility and interest cost	$(769)

TIAA also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustee’s or member’s separation from the Board.

Note 12—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

General account policy and contract reserves as of December 31, are summarized as follows:

	2004	2003
Life Insurance	$419,154	$377,098
Annuities	130,208,824	123,570,392
Active Life and Claim Reserves	363	243,301
Supplementary Contracts	378,170	387,963
Disability – Active and Disabled Lives	47,594	44,424
Other	157,463	153,952
Total Policy and Contract Reserves	$131,211,568	$124,777,130

For annuities and supplementary contracts, policy and contract reserves are generally equal to the present value of guaranteed benefits. For most annuities, the present value calculation uses the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. For the Personal Annuity (“PA”), deferred annuity reserves in the general account are equal to the account balance plus the present value, at the maximum statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve is maintained in the general account for the PA’s Guaranteed Minimum Death Benefit (“GMDB”) provision. The reserve for the GMDB is calculated in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $384 and $815 at December 31, 2004 and December 31, 2003, respectively.

For retained assets, an accumulation account issued from the proceeds of life insurance policies, reserves held are equal to the total current account balances of all account holders.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3%. Approximately 87% of annuity and supplementary contract reserves are based on the 1983 Table set back 9 or 10 years or the Annuity 2000 table set back 9, 10, or 12 years.

At December 31, TIAA’s general account annuity reserves had the following characteristics:

	2004		2003
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
At book value without adjustment	$22,974,084	17.6%	$20,803,827	16.8%
At market value	—	0.0	—	0.0
Not subject to discretionary withdrawal	107,770,373	82.4	103,308,481	83.2
Total annuity reserves and deposit liabilities	130,744,457	100.0%	124,112,308	100.0%

Reconciliation to total policy & contractreserves shown on the balance sheet:
Reserves on other life policies & contracts	466,748		421,521
Reserves on accident & health policies	363		243,301
Total policy and contract reserves	$131,211,568		$124,777,130

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

B-64	Statement of Additional Information Teachers Insurance and Annuity Association of America

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004	continued

Reserves for the vast majority of permanent insurance policies, term insurance policies, and regular insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.50% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

TIAA waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of approximately $141 and $143 in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2004 and December 31, 2003, respectively. As of December 31, 2004 and December 31, 2003, TIAA had $1.35 billion and $1.23 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $6,262 and $6,551 at December 31, 2004 and December 31, 2003, respectively.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae prescribed by the NAIC.

For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 13—reinsurance

TIAA entered into an indemnity reinsurance agreement dated October 1, 2002 with Standard Insurance Company, (“Standard”) to reinsure on a 100% coinsurance basis all the liabilities associated with its group life and group disability blocks of business. The agreement was approved by the Department on September 30, 2002. At closing, Standard paid TIAA $75,000 as a ceding commission, and TIAA transferred cash equal to the liabilities of $723,100 to Standard. The ceding commission was recorded as an increase in contingency reserves, net of direct expenses of $8,100 associated with the transaction, pursuant to Statement of Statutory Accounting Principles (“SSAP”) #61—Life, Deposit-Type and Accident and Health Reinsurance, SSAP #24—Discontinued Operations and Extraordinary Items, and Appendix 791—Life and Health Reinsurance Agreements. The net ceding commission of $66,900 will be amortized into income in subsequent periods.

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife will begin, in 2005, the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife.

The company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. TIAA does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include:

	For the Years Ended December 31,
	2004	2003	2002
Insurance and annuity premiums	$336,910	$160,688	$768,180
Policy and contract benefits	119,724	140,151	54,697
Increase in policy and contract reserves	194,030	11,246	633,025
Policy and contract reserves	909,488	715,458	700,132

Note 14—commercial paper/liquidity facility

TIAA began issuing commercial paper in May 1999 and currently has a maximum authorized program of $2,000,000. As of December 31, 2004 and 2003, TIAA had no outstanding obligations. TIAA maintains a $1,000,000 committed and unsecured 364-day revolving line of credit with a group of banks to support the commercial paper program. This liquidity facility has not been utilized.

Note 15—contingencies and guarantees

Subsidiary and Affiliate Guarantees: TIAA guarantees the debt obligations of TGM. TGM’s aggregate debt obligations to third parties, including accrued interest, at December 31, 2004 were $2,288,034. The carrying value of TGM’s total assets at December 31, 2004 that can be used to satisfy TGM’s obligations was $2,447,185.

TIAA has a financial support agreement with TIAA-CREF Life. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250,000, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. TIAA made no additional capital contributions to TIAA-CREF Life during 2004 under this agreement. TIAA-CREF Life maintains a $100,000 unsecured 364-day revolving line of credit arrangement with TIAA. As of December 31, 2004, $30,000 of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 3 bps to TIAA on the undrawn amount. During 2004, there were eighteen drawdowns totaling $79,300 that were repaid by December 31, 2004. As of December 31, 2004, outstanding principal plus accrued interest was $0.

TIAA provides guarantees to the CREF accounts, for which it is compensated, for certain mortality and expense risks, pursuant

Teachers Insurance and Annuity Association of America Statement of Additional Information	B-65

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004	concluded

to an Immediate Annuity Purchase Rate Guarantee Agreement. TIAA also provides a $1,000,000 uncommitted line of credit to CREF, the Retail Funds and the Institutional Funds. Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of TIAA to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of TIAA, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $2,250,000 committed credit facility that is maintained with a group of banks.

Separate Account Guarantees: TIAA provides mortality and expense guarantees to VA-1, for which it is compensated. TIAA guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. TIAA also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

TIAA provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. TIAA guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. TIAA also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. TIAA provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing Accumulation Units in REA. TIAA guarantees that participants will be able to redeem their Accumulation Units at the then current daily Accumulation Unit Value.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2004, the future minimum lease payments are estimated as follows:

Year	Amount
2005	$55,021
2006	23,142
2007	22,869
2008	22,948
2009	12,876
Thereafter	27,363
$164,219

The total amount of sublease rental income to be received in the future is $24,876. Leased space expense is allocated among TIAA and affiliated entities. Rental expense charged to TIAA for the years ended December 31, 2004, 2003 and 2002 was approximately $9,164, $10,272 and $10,199, respectively.

TIAA transferred title to land and building located at 485 Lexington Avenue and 750 Third Avenue, New York, New York on July 28, 2004. TIAA has leased and continues to operate the properties after closing pursuant to a Master Lease scheduled to expire on December 31, 2005. Due to TIAA’s continuing involvement in the operations of the buildings under the lease terms, TIAA deferred the recognition of gains from disposition of these properties until expiration of the lease under the deposit method of accounting. Net proceeds at the time of transfer were $468,765. As of December 31, 2004, the unrecognized gain for this transaction was $276,071. TIAA’s lease obligation under the Master Lease and sublease rental income for the year ending December 31, 2005 is $32,462 and $13,452, respectively.

OTHER CONTINGENCIES AND GUARANTEES:

Under a risk sharing agreement with Deutsche Bank, in connection with a future securitization transaction, TIAA is obligated to bear the pricing risk of the underlying warehoused securities and associated hedges entered into by Deutsche Bank in the event that the proposed securitization transaction is not consummated. TIAA is entitled to earn the difference between the interest accrued on the warehoused securities during the warehousing period and the financing rate plus the carrying cost in connection with hedging transactions, known as the “portfolio carry.” At December 31, 2004, the potential net gain on the related securities was $517. TIAA was also entitled to a portfolio net carry amount of $1,087 as of December 31, 2004.

In the ordinary conduct of certain of its investment activities, TIAA provides standard indemnities covering a variety of potential exposures. For instance, TIAA provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and TIAA provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is the opinion of TIAA’s management that such indemnities do not materially affect TIAA’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to TIAA’s financial position or the results of its operations.

Note 16—subsequent events

On April 20, 2005, the TIAA $1,000,000 committed and unsecured 364-day revolving line of credit expired and was replaced by a 5 year committed and unsecured revolving line of credit that matures on April 20, 2010. This line of credit is arranged with a group of banks and will support the commercial paper program.

B-66	Statement of Additional Information Teachers Insurance and Annuity Association of America

APPENDIX A

TIAA-CREF POLICY STATEMENT

ON CORPORATE GOVERNANCE

B-67	I. Introduction: Historical Perspective
B-68	II. Shareholder Rights
B-69	III. Director Elections—Majority Voting
B-69	IV. The Board of Directors
B-69	V. Board Structure and Processes
B-69	A. Board Membership
B-71	B. Board Responsibilities
B-71	C. Board Operation and Organization
B-72	VI. Executive Compensation
B-73	A. Equity-Based Compensation
B-74	B. Perquisites
B-74	C. Supplemental Executive Retirement Plans
B-74	D. Executive Contracts

B-74	VII TIAA-CREF Corporate Governance Program
B-74	A. Engagement Policy and Practices
B-75	B. Proxy Voting
B-75	C. Influencing Public Policy and Regulation
B-75	D. Divestment
B-75	VIII. International Governance
B-76	IX. Environmental and Social Issues
B-77	X. Securities Lending Policy
B-77	APPENDIX A: Proxy Voting Guidelines
B-77	Guidelines for Board-Related Issues
B-78	Guidelines for Other Governance Issues
B-78	Guidelines for Compensation Issues
B-79	Guidelines for Environmental and Social Issues

I.  Introduction; Historical Perspective

The mission of Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is to “forward the cause of education and promote the welfare of the teaching profession and other charitable purposes” by helping secure the financial future of our participants who have entrusted us with their retirement savings.

TIAA and CREF’s boards of trustees and management have developed investment strategies that are designed to accomplish this mission through a variety of asset classes and risk/reward parameters, including investments in the equity securities of domestic, international and emerging-market companies.

TIAA-CREF is a long-term investor. Whether our investment is in equity, debt, derivatives or other types of securities, we recognize our responsibility to monitor the activities of portfolio companies. We believe that sound governance practices and responsible corporate behavior contribute significantly to the long-term performance of public companies. Accordingly, our mission and fiduciary duty require us to monitor and engage with portfolio companies and to promote better corporate governance and social responsibility.

TIAA-CREF was one of the first institutional investors to engage with companies on issues of corporate governance. During the 1970s and 1980s, the governance movement focused primarily on the protection of shareholder interests in the context of takeovers and contests for control. TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. During the 1990s and following the collapse of the bubble market, governance has focused on director independence, board diversity, board committee structure, shareholder rights, accounting for options and executive compensation disclosure. Most recently, TIAA-CREF has led the movement to establish majority voting in director elections, as set forth in this Policy Statement. Corporate governance standards and best practices are now recognized as an essential means to protect shareholder rights, ensure management and board accountability and promote maximum performance.

TIAA-CREF is also concerned about issues of corporate social responsibility, which we have been addressing for more than three decades. In the 1970s we were one of the first institutional investors to engage in dialogue with portfolio companies on issues of automotive safety in the United States and apartheid policies in South Africa. Since then we have maintained a strong commitment to responsible investing and good corporate citizenship. Recognizing that many of our participants have strong views on social issues, in 1990 we introduced the CREF Social Choice Account to provide an investment vehicle that gives special consideration to social concerns. The Account, which is screened using the KLD Broad Market Social Index, invests only in companies that meet specified environmental and social criteria.

In keeping with our mission and fiduciary duty, TIAA-CREF continues to establish policies and engage with companies on governance, environmental, social and performance issues. We believe that, consistent with their business judgment, companies and boards should: (i) pay careful attention to their governance, environmental and social practices; (ii) analyze the strategic impact of these issues on their business; and (iii) fully disclose their policies and decisions to shareholders. We expect boards and managers to engage constructively with us and other shareholders concerned about these issues.

TIAA-CREF recognizes that corporate governance standards must balance two goals—protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and

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profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

This is the fifth edition of this Policy Statement, which is reviewed and revised periodically by the TIAA and CREF boards of trustees. The TIAA and CREF boards have delegated oversight of TIAA-CREF’s corporate governance program, including development and establishment of policies, to the joint Committee on Corporate Governance and Social Responsibility, which is composed of independent trustees. This edition reflects current developments in corporate governance, social and environmental policy, technology, market structure, globalization, cross-border and emerging-market investing and proxy voting. For example, this edition includes new voting guidelines and highlights certain recent watershed events in corporate governance such as (i) adoption of the majority voting standard for director elections; (ii) enhanced disclosure regarding executive compensation as required by new SEC rules; and (iii) evolving research on the economic impact of companies’ environmental and social practices.

Although many of the specific policies in this Statement relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. TIAA-CREF’s portfolio has become increasingly diversified internationally during the past decade. We have made substantial efforts to promote good corporate governance principles and practices at both the domestic and international level.

TIAA-CREF believes that a company whose board and executive management adopt sound corporate governance principles will set the right “tone at the top” and thereby reinforce an ethical business culture governing all its dealings with customers, employees, regulators and the communities it serves. We view this Policy Statement as the basis for collaborative efforts by investors and companies to promote good corporate governance and to ensure that companies establish the right “tone at the top.”

This Policy Statement is intended to inform our clients and participants, portfolio companies, regulators, advocacy groups and other institutional investors about our governance policies. It serves as a basis for dialogue with boards of directors and senior managers. The Policy Statement is posted on our website (www.tiaa-cref.org).

II. Shareholder Rights

As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1. Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2. One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings.

3. Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4. Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5. Vote Requirements. Shareholders should have the right to approve matters submitted for their consideration with a majority of the votes cast. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders.

Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted.

The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6. Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7. Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8. State of Incorporation. Many states have adopted statutes that protect companies from takeovers, in some cases through laws that interfere with or dilute directors’ accountability to shareholders. We will not support proposals to reincorporate to a new domicile if we believe the primary objective is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

9. Board Communication. Shareholders should have the ability to communicate with the board of directors. In accord -

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ance with SEC rules, companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members.

10. Ratification of Auditors. Shareholders should have the right to vote annually on the ratification of auditors.

III. Director Elections—Majority Voting

As a matter of principle, TIAA-CREF endorses the majority vote standard in director elections, including the right to vote for, against or abstain on director candidates. We believe that the lack of majority voting reduces board accountability and causes shareholder activism to be confrontational and adversarial.

Developed markets outside the United States routinely mandate majority voting along with the right to vote against directors and to convene special meetings.

TIAA-CREF has long practiced an “engagement” model of shareholder activism, characterized by dialogue and private negotiation in our dealings with portfolio companies. We believe that majority voting increases the effectiveness of shareholder engagement initiatives and reduces the need for aggressive tactics such as publicity campaigns, proxy contests, litigation and other adversarial strategies that can be disruptive, time-consuming and costly.

The TIAA and CREF boards have adopted the following policy on director elections:

TIAA-CREF Policy on Director Elections

1.	Directors should be elected by a majority rather than a plurality of votes cast.*

2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4.	To be elected, a candidate should receive more votes “for” than “against” or “withhold,” regardless of whether a company requires a majority or plurality vote.

5.	Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

6.	The requirement for a majority vote in director elections should be set forth in the company’s charter or bylaws, subject to amendment by a majority vote of shareholders.

7.	Where a company seeks to opt out of the majority vote standard, approval by a majority vote of shareholders should be required.

*	Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

IV. The Board of Directors

The board of directors is responsible for (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial and legal integrity; (iii) developing compensation and succession planning policies; (iv) ensuring management accountability; and (v) representing the long-term interests of shareholders.

To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty, which must be exercised in good faith. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

Board committees play a critical governance role. Boards should constitute both standing and ad hoc committees to provide expertise, independent judgment and knowledge of shareholder interests in the specific disciplines they oversee. The full board should maintain overall responsibility for the work of the committees and for the long-term success of the corporation.

TIAA-CREF will closely monitor board performance, activities and disclosure. We will normally vote in favor of the board’s nominees. However, we will consider withholding or voting against an individual director, a committee chair, the members of a committee, or from the entire board in uncontested elections where our trustees conclude that directors’ qualifications or actions are questionable and their election would not be in the interests of shareholders. (See “Policy Governing Votes on Directors” below. In contested elections, we will vote for the candidates we believe will best represent the interests of shareholders.

V. Board Structure and Processes

A. Board Membership

1. Director Independence. The board should be composed of a substantial majority of independent directors. Director independence is a principle long advocated by TIAA-CREF that is now widely accepted as the keystone of good corporate governance.

The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have no present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

An independent director should not provide services to the company or be affiliated with an organization that provides goods or services to the company if a disinterested observer would consider the relationship “substantial.”

Director independence may sometimes be influenced by factors not subject to disclosure. Personal or business relation -

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ships, even without a financial component, can compromise independence. Boards should periodically evaluate the independence of each director based on all relevant information and should disclose their findings to shareholders.

2. Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. As required by SEC rules for service on the audit committee, at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

3. Director Election. TIAA-CREF believes that directors should be elected annually by a majority of votes cast, as discussed in Section III. The requirement for annual election and a majority vote in director elections should be set forth in the company’s charter or bylaws.

4. Discretionary Broker Voting. TIAA-CREF supports the proposal by the New York Stock Exchange to amend NYSE Rule 452, thereby eliminating the practice of brokers voting “street name” shares for directors in the absence of instructions from their customers.

5. Director Nomination and Access. As required by SEC regulations, boards should establish and disclose the process by which shareholders can submit nominations. TIAA-CREF believes that shareholders should have the right to submit resolutions asking companies to establish procedures and conditions for shareholders to place their director nominees on the company’s proxy and ballot.

6. Director Stock Ownership. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. The definition of a meaningful investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation, as they are less effectively aligned with the long-term interests of shareholders.

7. Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. Directors should also receive training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their professional competence and understanding of their responsibilities.

8. Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

9. Other Board Commitments. To ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities, companies should establish policies limiting the number of public company boards that directors may serve on. As recommended by listing rules, companies should disclose whether any audit committee member serves on the audit committees of three or more public companies.

B. Board Responsibilities

1. Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

2. Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

3. CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board, with the active involvement of its compensation committee, should continuously monitor and evaluate the CEO and senior executives, and should establish a succession plan to develop executive talent and ensure continuity of leadership.

The CEO evaluation process should be continuous and should be based on clearly defined corporate strategic goals as well as personal performance goals. Financial and nonfinancial metrics used to evaluate executive performance should be disclosed. Both the nominating and compensation committees, as discussed below, should participate in CEO evaluation and succession planning.

The succession plan should identify high potential executives within the company and should provide them with a clear career development path. Effective succession planning should seek to develop senior managers capable of replacing the CEO whenever the need for change might occur.

4. Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The equity policy should be disclosed to shareholders in the Compensation Discussion and Analysis (CD&A). The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

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C. Board Operation and Organization

1. Annual Elections. All directors should stand for election annually. A classified board structure, particularly in combination with takeover defenses such as a “poison pill” shareholder rights plan, can be a significant impediment to changes in control. Moreover, a classified board structure can limit a board’s ability to remove an underperforming director.

2. Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

3. Executive Sessions. The full board and each board committee should hold regular executive sessions at which no member of management is present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

4. Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

5. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

6. Indemnification and Liability. Directors should be fully accountable and should not be indemnified for fraud, gross negligence or failure to fulfill their duties of care and loyalty. Exclusive of such extreme conduct, it is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service.

Role of the Chairman. In the past, TIAA-CREF has not expressed a preference as to whether the positions of CEO and chairman should be separate or whether a lead or presiding director should be designated. However, in recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

For these reasons we recognize that separation of CEO and chair or appointment of a lead director may be appropriate in certain cases. Accordingly, although we do not have a strict policy, we will generally support appointment of a lead director in cases where the roles of CEO and board chair are not separate.

Committee Structure. Under existing regulations, boards are required to establish three standing committees—an audit committee, a compensation committee and a nominating/governance committee—all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

Boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations and human resources committees.

Each board committee should adopt and disclose to shareholders a charter that clearly sets forth its responsibilities.

Each committee should have the power to hire independent experts and advisors.

Each committee should report to the full board on the issues and decisions for which it is responsible.

Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

•	Compensation Committee

The Compensation Committee, composed of independent directors, is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation.

The Compensation Committee should be substantively involved in the following activities:

•	Establishing goals and evaluating the performance of the CEO and executive management against those goals;

•	Determining the compensation of the CEO and executive management and recommending it to the board for approval;

•	Reviewing and approving the company’s compensation policies;

•	Ensuring that a strong executive team is in place;

•	Working closely with the Corporate Governance/Nominating Committee to ensure continuity of leadership and effective succession planning;

•	Ensuring the consistency of pay practices at all levels throughout the company;

•

Establishing clear compensation metrics and practical incentives that will motivate superior executive performance while avoiding waste and excess, particularly in deferred compensation and perquisites; and

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•	Ensuring that the company’s compensation disclosures meet SEC requirements and explain clearly to investors how pay and performance are linked.

The Compensation Committee may retain independent consultants to provide technical advice and comparative pay data. However, survey-based information is only one of many factors guiding compensation and should be evaluated carefully in the context of each company’s circumstances and business goals. The Compensation Committee should be responsible for defining the scope of the consultant’s engagement, including pay. In accordance with new SEC rules, the nature and scope of the consultant’s work should be disclosed to shareholders.

The Compensation Committee is responsible for preparing the annual Compensation Committee Report and should participate substantively in the preparation of management’s Compensation Discussion and Analysis (CD&A). These reports should describe each element of the compensation program and should include sufficient detail relating to the program’s rationale, goals and metrics to enable shareholders to understand how compensation is intended to work, what it costs, how it is linked to the company’s performance and how it will create long-term value.

•	Audit Committee

The Audit Committee oversees the company’s accounting, compliance and risk management practices. It is responsible for ensuring the financial integrity of the business. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation.

The Audit Committee should:

•	Ensure that the auditor’s independence is not compromised by any conflicts;

•	Establish limits on the type and amount of nonaudit services that the audit firm may provide to the company;

•	Require periodic submission of the audit contract to competitive bids; and

•	Limit the company’s hiring of employees from the audit firm consistent with legal requirements and be promptly informed when such hiring occurs.

In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the Audit Committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s processes to monitor and manage business risk. The internal audit team should report directly to the Audit Committee.

The Audit Committee should also develop policies and establish the means to monitor the company’s compliance with ethical, legal and regulatory requirements.

The Audit Committee should establish procedures for employees to communicate directly and confidentially with its members.

•	Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and standards of best practice.

The committee’s duties include:

•	Development of the company’s corporate governance principles and committee charters;

•	Oversight of director selection, qualifications, training, compensation and continuing education;

•	Evaluation of director nominees;

•	Determination of board and committee size, structure, composition and leadership;

•	Periodic evaluation of board and committee effectiveness and director independence;

•	Establishment of procedures for communication with shareholders;

•	Working with the Compensation Committee to establish succession planning; and

•	Disclosure of these matters to shareholders.

VI. Executive Compensation

As described above, the board through its Compensation Committee, is responsible for ensuring that a compensation program is in place which will attract, retain and incentivize executive management to strengthen performance and create long-term value for shareholders. The Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation program, including the individual components of the program, through disclosure in the Compensation Discussion and Analysis (CD&A) and the board Compensation Committee Report. The compensation program should comply with the Compensation Committee’s equity policy and should reflect an understanding of the total cost of executive compensation to shareholders.

In pursuit of these goals, the board should ensure that compensation plans include performance measures aligned with the company’s short- and long-term strategic objectives. The Compensation Committee should ensure that the CD&A provides shareholders with a clear and comprehensive explanation of the company’s compensation program, including the design, metrics, structure and goals of the program.

Because TIAA-CREF is a long-term investor, we support compensation policies that promote and reward creation of long-term shareholder value. In our review of compensation plans, we will assess the performance objectives established by compensation committees and the linkage of compensation decisions to the attainment of those objectives.

Executive compensation should be based on the following principles:

1.	Compensation plans should encourage employees to increase productivity, meet competitive challenges and

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achieve performance goals that will lead to the creation of long-term shareholder value.

2.	Compensation should be objectively linked to appropriate measures of company performance, such as earnings, return on capital or other relevant financial or operational parameters that are affected by the decisions of the executives being compensated.
3.	Compensation should include cash, equity and long-term incentives as appropriate to meet the company’s competitive and business goals.

4.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

5.	Compensation levels and incentives should be based on each executive’s responsibilities and achievements as well as overall corporate performance.

6.	In addition to being performance based, executive compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

7.	While Compensation Committees should consider comparative industry pay data, it should be used with caution.

8.	Surveys that call for use of stock options inconsistent with the board’s equity policy or clearly in excess of levels that can be justified to shareholders should be disregarded.

9.	Compensation Committees should work only with consultants that are independent of management.

10.	Consistent with SEC requirements, the CD&A should provide shareholders with a plain English narrative analysis of the data that appear in the compensation tables. The CD&A should explain the compensation program in sufficient detail to enable a reasonable investor to calculate the total cost and value of executive compensation, to understand its particular elements, metrics and links to performance, and to evaluate the board’s and executive management’s underlying compensation philosophy, rationale and goals.

11.	Companies should disclose and explain the reasons for any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

12.	Compensation plans and policies should specify conditions for the recovery (clawback) of incentive or equity awards based upon reported results that have been subsequently restated and that have resulted in unjust enrichment of named executive officers.

A. Equity-Based Compensation

Oversight of Equity-Based Plans

While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation, particularly stock options, has increased in recent years. Amended rules requiring companies to account for the cost of stock options as an expense on grant date provide an incentive for companies to exercise restraint in the use of options. SEC disclosure guidelines should further deter excesses in equity plans. However, in all cases it is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

Composition of Equity-Based Plans

In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not an unintended consequence.

2.	As required by exchange listing standards, all plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3.	Equity-based plans should take a balanced approach to the use of restricted stock and option grants. Restricted stock, which aligns the interests of executives with shareholders, permits the value to the recipient and the cost to the corporation to be determined easily and tracked continuously.

4.	Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.	When stock options are awarded, a company should consider: (i) performance-based options which set performance hurdles to achieve vesting; (ii) premium options with vesting dependent on a predetermined level of stock appreciation; or (iii) indexed options with a strike price tied to an index.

6.	Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.
8.	Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum executive stock ownership requirements for directors and company executives.

10.	Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.
11.	Consistent with SEC guidelines, companies should fully disclose the size of equity grants, their estimated value to recipients and their current and projected cost to the

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company. Performance goals and hurdle rates should be transparent. Disclosure should include plan provisions that could have a material impact on the number and value of the shares distributed.

12.	Disclosure should include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

B. Perquisites

When awarding perquisites to senior executives, the board should be guided by the same principles of reasonableness, fairness, equity and transparency that govern other components of compensation plans. Perquisites can be overly complex, with potential for unintended and excessive value transfer to management and unanticipated costs and public relations problems for the company. Perquisites may be needed for purposes of executive security or efficiency, which should be disclosed. In principle, however, boards should minimize perquisites and give priority to other forms of compensation.

C. Supplemental Executive Retirement Plans

Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlements, but should be reasonable and should not enhance retirement benefits excessively. When designing SERPs, compensation committees should consider the value of SERP programs as part of an executive’s total compensation package. They should also be sensitive to issues of internal pay equity. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of SERPs to named executive officers should be fully disclosed.

2.	The value of the supplemental payment to which each named executive officer is entitled and the total cost of all supplemental plan obligations should be estimated and disclosed.

3.	“Constructive credit” may be used to replicate full service credit, but should not exceed it.

4.	Lump-sum distributions of SERPs may be appropriate in some circumstances. The discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

D. Executive Contracts

Overly generous executive employment contracts, retention agreements and severance arrangements can result in excessive wealth transfer and expose the company to liability and unintended costs. The terms of contracts with named executive officers should be disclosed in detail with an estimation of their total cost. Companies should avoid providing by contract excessive perquisites either during employment or in the post-retirement period. Severance agreements should avoid payments to executives when they are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice and full disclosure are requirements, and such contracts should be in the best interest of the company and its shareholders.

VII. TIAA-CREF Corporate Governance Program

TIAA-CREF’s corporate governance program is based on our mission to help secure the long-term financial future of our participants. Consistent with this mission and our fiduciary duty to our participants, TIAA-CREF is committed to engagement with portfolio companies for the purpose of creating economic value, improving long-term performance and reducing financial and reputational risks.

A. Engagement Policy and Practices

Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance (including environmental and social issues) or their performance. This strategy of “quiet diplomacy” reflects our belief that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

TIAA-CREF’s Corporate Governance Group administers a program of active monitoring and engagement with portfolio companies under the auspices of the standing trustee Committees on Corporate Governance and Social Responsibility.

We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by analysis of companies’ financial condition and risk profile conducted in conjunction with our Asset Management Group.

In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies, the views of TIAA-CREF’s participants and institutional clients and the judgment of our trustees.

Our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives, including the following:

•	submit shareholder resolutions
•	withhold or vote against one or more directors
•	request other investors to support our initiative
•	engage in public dialogue and commentary
•	conduct a proxy solicitation
•	engage in collective action with other investors
•	support an election contest or change of control transaction
•	seek regulatory or legislative relief
•	commence or support litigation
•	pursue other enforcement or compliance remedies

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Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

B. Proxy Voting

Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is our primary method for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission and in compliance with the securities laws and other applicable regulations.

TIAA-CREF’s voting policies, established by the trustees and set forth in this Policy Statement (Appendix A), are administered on a case-by-case basis by the staff of our Corporate Governance Group. The staff has access to research reports from third-party advisory firms, seeks input from our Asset Management Group and, where appropriate, confers directly with trustees. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

C. Influencing Public Policy and Regulation

1.	TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance and protect shareholder rights.

4.	TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance and shareholder rights.

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.	TIAA-CREF participates in corporate governance conferences and symposia in the United States and abroad.

D. Divestment

TIAA-CREF is committed to engagement with companies rather than divestment of their securities. This policy is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. In addition, divestment is not an option in segments of our portfolio that track market indices, as we are required to invest in all companies included in an index. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants.

As a matter of general investment policy, TIAA-CREF’s trustees and its Asset Management Group may consider divesting or underweighting a company’s stock from actively managed accounts in cases where they conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

VIII. International Governance

With an increasing share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

We believe that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. We recognize that companies outside the United States are subject to different laws, standards and customs. We are mindful that cultural differences must be respected. At the same time, we recognize our responsibility to promote global governance standards that help strengthen shareholder rights, increase accountability and improve the performance of portfolio companies.

TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in less developed countries seek to deal with the following problems:

•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies, giving management and insiders too much power and shareholders too little.

•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

•	Shareholder rights are not fully developed in many countries, increasing investment risk.

•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

•	Basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

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Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued
•	Operational inefficiencies such as share blocking and clustering of shareholder meetings impede investor communications and proxy voting.

•	Ambivalence about shareholder activism, control contests and takeover bids undermines management accountability and market vitality.

TIAA-CREF’s international governance program involves both engagement with targeted portfolio companies and broad-based initiatives, often in conjunction with global governance organizations. We are willing to form strategic partnerships and collaborate with other institutional investors to increase our influence in foreign markets. We support regional efforts initiated by investor groups to improve local governance practices in line with global standards. We sponsor academic research, surveys and other activities that we believe will contribute to positive developments regionally.

In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to voting our shares in international companies. Our trustees regularly update our international proxy voting policies and guidelines as new developments occur in the various markets. Our Proxy Voting Group is familiar with voting procedures in every country where we invest. We promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

We believe that basic corporate disclosure and proxy voting standards applicable to all public companies around the world should include the following:

•	The one-share, one-vote principle should apply to all publicly traded companies to ensure that shareholders’ voting power is aligned with their economic interest.

•	Voting caps and super voting rights should be eliminated.

•

Companies should treat all shareholders equally, equitably and fairly to ensure that minority and foreign shareholders are protected and that government-controlled securities are not given special rights.

•

Companies should distribute disclosure documents in a timely fashion, preferably no less than 28 days before shareholder meetings so that international investors can make informed voting decisions and have sufficient time to vote their shares.

•	Annual meeting agendas and disclosure documents should be published in English whenever a company has substantial international ownership.

•	Companies should work to achieve transparency through disclosure and accounting practices that are acceptable under international governance and accounting standards.

•

Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information.

•	Shareholders should be able to vote their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands or other unreasonable requirements.

•	Shareholders should have the right to vote on separate and distinct issues; companies should not bundle disparate proposals.

•	Voting results should be disclosed promptly after shareholder meetings and procedures should be available to audit and verify the outcome.

•	Shareholders should receive confirmation that their votes have been received and tabulated.

•

In addition, preemptive rights may have distinct value to shareholders in jurisdictions outside of the United States. For domestic companies, TIAA-CREF does not object to the elimination of preemptive rights, which can impede a company’s ability to raise capital efficiently.

IX. Environmental and Social Issues

TIAA-CREF recognizes that as a matter of good corporate governance and from the perspective of shareholder value, boards should carefully consider the strategic impact of issues relating to the environment and social responsibility. There is a growing body of research examining the economic consequences of companies’ efforts to promote good environmental and social practices. We support companies’ efforts to evaluate the strategic relevance of these factors, including their impact on business risk, reputation, competitive position and opportunities for growth.

TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. Directors should encourage dialogue on these issues between the company and its investors, employees, customers, suppliers and the larger community. The goal of our policy is to ensure that the board and management include environmental and social responsibility in their business planning and that they disclose relevant information and decisions to shareholders.

While our policies are not intended to be prescriptive, we believe that companies and boards should pay careful attention to the following issues in the course of their strategic planning:

•	Environment: the short-term and long-term impact of the company’s operations and products on the local and global environment.

•	Human Rights: the company’s labor and human rights policies and practices and their applicability through the supply and distribution chains.

•	Diversity: the company’s efforts to promote equal employment opportunities and fair treatment for all segments of the populations it serves.

•	Product Responsibility: the company’s attention to the safety and potential impact of its products and services.

•	Society: the company’s diligence in reviewing all its activities to ensure they do not negatively affect the common good of the communities in which it operates.

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Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

Our guidelines for voting on some of the more common environmental and social resolutions are set forth in the Voting Guidelines included in Appendix A.

X. Securities Lending Policy

TIAA-CREF believes that as a matter of good corporate governance shareholders have a responsibility to exercise their ownership rights with diligence and care. At the same time, however, institutional investors have a fiduciary duty to generate optimal financial returns for their beneficiaries. Balancing these two responsibilities—acting as responsible owners while maximizing value—can create a dilemma for institutional investors in choosing between short-term and long-term strategies. Stock lending practices can create such a potential conflict—whether to recall loaned stock in order to vote, or not to recall in order to preserve lending fee revenue.

To address these issues, TIAA-CREF has developed a securities lending policy governing its practices with respect to stock lending and proxy voting. The policy delineates the factors to be considered in determining when we should lend shares and when we should recall loaned shares in order to vote them.

Even after we lend the securities of a portfolio company, we continue to monitor whether income from lending fees is of greater value than the voting rights that have passed to the borrower. Using the factors set forth in our policy, we conduct an analysis of the relative value of lending fees versus voting rights in any given situation. We will recall shares when we believe the exercise of voting rights may be necessary to maximize the long-term value of our investments despite the loss of lending fee revenue.

Our Asset Management and lending staff, in consultation with our governance staff, are responsible for analyzing these issues, conducting the cost/benefit analysis and making determinations about restricting, lending and recalling securities consistent with this policy.

Appendix A:

PROXY VOTING GUIDELINES

TIAA-CREF Proxy Voting Guidelines

TIAA-CREF’s voting practices are guided by our mission and fiduciary duty to our participants. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote at any particular company. In deciding how to vote, the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third- party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

Guidelines for Board-Related Issues

Policy Governing Votes on Directors:

TIAA-CREF will consider withholding or voting against some or all directors in the following circumstances:

•

When TIAA-CREF trustees conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, unjustified dismissal of auditors.

•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

Majority Vote for the Election of Directors:

General Policy: As indicated in Section III of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Proxy Access Proposals:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking to establish reasonable conditions and procedures for shareholders to include their director candidates on a company’s proxy and ballot.

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Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

Reimbursement of Expenses for Dissident Shareholder Nominees:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

Annual Election of Directors:

General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for re-election annually.

Cumulative Voting:

General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

Guidelines for Other Governance Issues

Separation of Chairman and Chief Executive Officer:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions seeking to separate the positions of CEO and board chair or to appoint a lead director. We will generally support such resolutions when a company’s corporate governance practices or financial performance are deficient.

Ratification of Auditor:

General Policy: TIAA-CREF will generally support the board’s choice of auditor. However, TIAA-CREF will consider voting against the ratification of an audit firm where nonaudit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

Supermajority Vote Requirements:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-Class Common Stock and Unequal Voting Rights:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

Antitakeover Devices (Poison Pills):

General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for antitakeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval;
•	Whether the proposal arises in the context of a takeover bid or contest for control.

TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

General Policy: TIAA-CREF will generally vote against management proposals asking shareholders to approve reincorporation to a new domicile if we believe the objective is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Guidelines for Compensation Issues

Equity-Based Compensation Plans:

General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%.

Comment: TIAA-CREF understands that companies need to attract and retain capable executives in a competitive market for executive talent. We take competitive factors into consideration whenever voting on matters related to compensation, particularly equity compensation. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

Red Flags:

•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•

Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•

Insufficient Executive Stock Ownership: TIAA-CREF supports equity ownership requirements for senior executives and directors. Whether or not equity is a significant portion of compensation, sufficient stock ownership should be

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Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

required to align executives’ and board members’ interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

Performance-Based Equity Compensation:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking alignment between executive compensation and performance.

Advisory Vote on Compensation Disclosure:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking an advisory vote on companies’ compensation disclosure.

Limits on Executive Compensation:

General Policy: TIAA-CREF will generally vote against shareholder resolutions seeking to impose limits on executive pay by use of arbitrary ratios or pay caps.

Clawback Policies:

General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking the establishment of clawback policies.

Golden Parachutes:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

Supplemental Executive Retirement Plans:

General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking to establish limits on the benefits granted to executives in SERPs.

Guidelines for Environmental and Social Issues

As indicated in Section IX, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

Environment

Global Warming and Climate Change:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions and the impact of climate change on a company’s business activities.

Comment: The level of a company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks. Companies and boards should analyze the impact of climate change on their business and disclose this information.

Use of Natural Resources:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve energy efficiency or to develop renewable energy alternatives.

Comment: These considerations should be a part of the strategic deliberations of boards and managers and the company should disclose the results of such deliberations.

Impact on Community:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful community impacts or other hazards that result from its operations or activities.

Comment: Community hazards at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of

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Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

market share. Conversely, the elimination of hazards may improve competitiveness and provide business opportunities.

Human Rights

Human Rights Code of Conduct and Global Labor Standards:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s internal labor standards, the establishment of global labor standards or the adoption of codes of conduct relating to human rights.

Comment: Adoption and enforcement of human rights codes and fair labor standards can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

Community

Corporate Response to Global Health Risks:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the potential impact of HIV, AIDS, Avian Flu and other pandemics and global health risks on a company’s operations and long-term growth.

Comment: Global health considerations should be factored into the strategic deliberations of boards and managers, and companies should disclose the results of such deliberations.

Corporate Political Influence:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s lobbying efforts and contributions to political parties or political action committees.

Comment: Given increased public scrutiny of corporate lobbying activities and campaign contributions, we believe it is the responsibility of company boards to review and disclose the use of corporate assets for political purposes.

Corporate Philanthropy:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities. However, TIAA-CREF will vote against resolutions that promote a political agenda or a special interest or that unreasonably restrict a company’s corporate philanthropy.

Comment: We believe that boards should disclose their corporate charitable contributions to avoid any actual or perceived conflicts of interest.

Diversity

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce diversity.

•	TIAA-CREF will generally vote against special purpose or discriminatory resolutions, such as those recommending that sexual orientation not be covered under equal employment opportunity policies.

Comment: Promoting diversity and maintaining inclusive workplace standards can help companies attract and retain a talented and diverse workforce and compete more effectively.

Product Responsibility

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the safety and impact of a company’s products on the customers and communities it serves.

Comment: Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

Tobacco

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce youth exposure to tobacco products.

•	TIAA-CREF will generally not support resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

Comment: Effectively addressing these concerns can help companies protect their reputation and reduce legal liability risk.

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PART C

OTHER INFORMATION

Item 29.	Financial Statements and Exhibits

(a)	Financial statements.

All required financial statements for the Registrant are included in the Registrant’s December 31, 2006 annual report to Contract Owners and are incorporated herein by reference. All required financial statements for Teachers Insurance and Annuity Association of America (“TIAA”) are included with Part B (the Statement of Additional Information) of this Registration Statement.

(b)	Exhibits:

(1)	Resolution of the Board of Trustees of TIAA establishing the Registrant (1)

(2)	(A) Rules and Regulations of the Registrant (2)

(B) Amendment to the Rules and Regulations of the Registrant, adopted as of October 8, 2001. (9)

(C) Amendment to the Rules and Regulations of the Registrant, adopted as of October 2, 2006.*

(3)	Custodial Services Agreement between TIAA and Bankers Trust Company (3)

(4)	Investment Management Agreement by and among TIAA, the Registrant, and Teachers Advisors, Inc. (2)

(5)	(A) Distribution Agreement by and among TIAA, the Registrant, and Teachers Personal Investors Services, Inc. dated September 15, 1994 (“Distribution Agreement”) (2)
(B) Amendment dated August 1, 1995 to Distribution Agreement (4)
(C) Amendment dated November 3, 1997 to Distribution Agreement (5)
(D) Amendment dated October 19, 2004 to Distribution Agreement (12)

(6)	(A) Form of original Teachers Personal Annuity Contract (effective November 1, 1994) (2)
(B) Forms of new Teachers Personal Annuity Contracts (11)
(C) Form of Endorsement to Teachers Personal Annuity Contract (in-force prior to November 1, 1994) (2)

(7)	Form of Application for Teachers Personal Annuity Contract (2)

(8)	(A) Charter of TIAA, as amended (12)
(B) Bylaws of TIAA, as amended (12)

(9)	None

(10)	(A) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF
Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account
VA-1 Management Committee Member, Long-Term Compensation Plan, as of January 1, 1998, as amended(11)
( B) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF
Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account
VA-1 Management Committee Member, Deferred Compensation Plan, as of June 1, 1998, as amended (11)

(11)	(A) Administrative Services Agreement by and between TIAA and the Registrant dated September 15, 1994 (“Administration Agreement”) (2)
(B) Amendment dated August 1, 1995 to Administration Agreement (4)
(C) Amendment dated June 1, 2005 to Administration Agreement (13)

(12)	(A) Opinion and Consent of George W. Madison, Esquire*
(B) Consent of Sutherland Asbill & Brennan LLP*

(13)	(A) Consent of PricewaterhouseCoopers LLP* (B) Consent of Ernst & Young LLP*

(14)	None

(15)	Seed Money Agreement by and between TIAA and the Registrant (2)

(16)	Schedule of Computation of Performance Information (N/A)

(17)	Code of Ethics and Policy Statement on Personal Trading (For the TIAA-CREF Funds and Certain Related Entities) (12)

(18)	Powers of Attorney*

*	Filed herewith.
(1)	Incorporated by reference to the Exhibit filed electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in the initial Registration Statement on Form N-3 dated May 18, 1994 (File No. 33-79124)).
(2)	Incorporated by reference to the Exhibit filed herewith electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in Pre-effective Amendment No. 1 to Form N-3 dated October 7, 1994 (File No. 33-79124).
(3)	Incorporated by reference to the Exhibit filed herewith electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in Pre-effective Amendment No. 2 to Form N-3 dated October 18, 1994 (File No. 33-79124).

(4)	Previously filed in Post-effective Amendment No. 2 to Form N-3 dated March 26, 1996 (File No. 33-79124) and incorporated herein by reference.
(5)	Previously filed in Post-effective Amendment No. 4 to Form N-3 dated March 27, 1998 (File No. 33-79124) and incorporated herein by reference.
(6)	Previously filed in Post-effective Amendment No. 5 to Form N-3 dated April 1, 1999 (File No. 33-79124) and incorporated herein by reference.
(7)	Previously filed in Post-effective Amendment No. 6 to Form N-3 dated March 30, 2000 (File No. 33-79124) and incorporated herein by reference.
(8)	Previously filed in Post-effective Amendment No. 7 to Form N-3 dated March 29, 2001 (File No. 33-79124) and incorporated herein by reference.
(9)	Previously filed in Post-effective Amendment No. 8 to Form N-3 dated April 1, 2002 (File No. 33-79124) and incorporated herein by reference.
(10)	Previously filed in Post-effective Amendment No. 9 to Form N-3 dated May 1, 2003 (File No. 33-79124) and incorporated herein by reference.
(11)	Previously filed in Post-effective Amendment No. 10 to Form N-3 dated May 1, 2004 (File No. 33-79124) and incorporated herein by reference.
(12)	Previously filed in Post-effective Amendment No. 12 to Form N-3 dated May 1, 2005 (File No. 33-79124) and incorporated herein by reference.
(13)	Previously filed in Post-effective Amendment No. 13 to Form N-3 dated May 1, 2006 (File No. 33-79124) and incorporated herein by reference.

Item 30.	Directors and Officers of the Insurance Company

Name and Principal Business Address	Positions and Offices with Insurance Company	Positions and Offices with Registrant
Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Trustee, Chairman, President and Chief Executive Officer	President and Chief Executive Officer

Elizabeth E. Bailey John C. Hower Professor of Public Policy and Management The Wharton School University of Pennsylvania Suite 3100 Steinberg-Dietrich Hall Philadelphia, Pennsylvania 19104-6372	Trustee	None

Robert C. Clark Distinguished Service Professor Harvard Law School Harvard University Houser Hall 404 1575 Massachusetts Avenue Cambridge, Massachusetts 02138	Trustee	None

Edward M. Hundert, M.D. President Case Western Reserve University Adelbert Hall 216 10900 Euclid Avenue Cleveland, Ohio, 44106-7001	Trustee	None

Marjorie Fine Knowles Professor of Law Georgia State University College of Law P.O. Box 4037 Atlanta, Georgia 30302-4037	Trustee	None

Donald K. Peterson Chairman and Chief Executive Officer Avaya Inc. 211 Mt. Airy Road, Room 3W240 Basking Ridge, New Jersey 07920	Trustee	None

Name and Principal Business Address	Positions and Offices with Insurance Company	Positions and Offices with Registrant
Sidney A. Ribeau President, Bowling Green University McFall Center, Room 220 Bowling Green, OH 43403	Trustee	None

Leonard S. Simon Former Vice Chairman Charter One Financial, Inc. 95 Hupi Road P.O. Box 538 Monterey, Massachusetts 01245	Trustee	None

David F. Swensen Chief Investment Officer Yale Investments Office 55 Whitney Avenue, Suite 500 New Haven, Connecticut 06510-1300	Trustee	None

Ronald L. Thompson Chairman and Chief Executive Officer Midwest Stamping and Manufacturing Company 3455 Briarfield Road, Suite A P.O. Box 1120 Maumee, Ohio 43537	Trustee	None

Marta Tienda Maurice P. During ‘22 Professor in Demographic Studies Woodrow Wilson School Princeton University Princeton, New Jersey 08544-1013	Trustee	None

Paul R. Tregurtha

Chairman and Chief Executive Officer

Mormac Marine Group, Inc. and Moran

Transportation Company, Inc.;

Vice Chairman,

Interlake Steamship Company and Lakes Shipping Company

One Landmark Square, Suite 710

Stamford, Connecticut 06901-2608

	Trustee	None

Name and Principal Business Address	Positions and Offices with Insurance Company	Positions and Offices with Registrant
Rosalie J. Wolf Managing Partner Botanica Capital Partners LLC 110 East 59th Street, Suite 2100 New York, New York 10022	Trustee	None

Gary Chinery TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Vice President and Treasurer	Vice President and Treasurer

Scott C. Evans TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Asset Management	Executive Vice President and Head of Asset Management

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Public Affairs	Executive Vice President

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Vice President and Corporate Secretary

Susan S. Kozik TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and Chief Technology Officer	Executive Vice President

George W. Madison TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and General Counsel	Executive Vice President and General Counsel

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Risk Management	Executive Vice President

Frances Nolan TIAA-CREF 730 Third Avenue	Executive Vice President, Client Services	Executive Vice President

Name and Principal Business Address	Positions and Offices with Insurance Company	Positions and Offices with Registrant
New York, New York 10017-3206

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Human Resources	Executive Vice President

Georganne C. Proctor TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Financial Officer

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Strategy, Implementation and Policy	Executive Vice President

Edward Van Dolsen TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Institutional Client Services	Executive Vice President

Item 31.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant

The Registrant disclaims any assertion that its investment adviser, Teachers Advisors, Inc. (“Teachers Advisors”), or the parent company or any affiliate of Teachers Advisors directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, the Board of Trustees of the Registrant is the same as the board of other TIAA-CREF Funds, each of which has Teachers Advisors, Inc., or an affiliate, as its investment adviser. In addition, the Registrant and the other TIAA-CREF Funds have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the other TIAA-CREF Funds because the power residing in the Funds’ respective boards and officers arises as the result of an official position with the respective investment companies.

Item 32.	Number of Contractowners

As of March 31, 2007, there were 18,817 contracts in force.

Item 33.	Indemnification

The Registrant shall indemnify each of the members of the Management Committee (“Managers”) and officers of the Registrant against all liabilities and expenses, including but not limited to counsel fees, amounts paid in satisfaction of judgments, as fines or penalties, or in compromise or settlement, reasonably incurred in connection with the defense or disposition of any threatened, pending, or completed claim, action, suit, or other proceeding, whether civil, criminal, administrative, or investigative, whether before any court or administrative or legislative body, to which such person may be or may have been subject, while holding office or thereafter, by reason of being or having been such a Manager or officer; provided that such person acted, or failed to act, in good faith and in the reasonable belief that such action was in the best interests of the Separate Account, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful; and except that no such person shall be indemnified for any liabilities or expenses arising by reason of disabling conduct, whether or not there is an adjudication of liability.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Managers and officers of the Registrant, pursuant to the foregoing provision or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a Manager or officer in the successful defense of any action, suit or proceeding) is asserted by a Manager or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 34.	Business and Other Connections of Investment Adviser

Investment advisory services for the Registrant are provided by Teachers Advisors, Inc. (“Advisors”). In this connection, Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The business and other connections of Advisors’ officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-46887), the text of which is hereby incorporated by reference.

Item 35.	Principal Underwriters

(a) Teachers Personal Investors Service, Inc. (“TPIS”), acts as principal underwriter for TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds.

(b) TPIS may be considered the principal underwriter for the Registrant. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

(c) Not Applicable.

Item 36.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant’s home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, NY 10017-3206, and at the offices of the Registrant’s custodian, State Street Bank and Trust Company, State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02110-2900. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918.

Item 37.	Management Services

Not Applicable.

Item 38.	Undertakings and Representations

(a) Not Applicable.

(b) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(c) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(d) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

(e) TIAA represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Separate Account VA-1 certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 1st day of May, 2007.

TIAA SEPARATE ACCOUNT VA-1

By:	/s/ Herbert C. Allison, Jr.
Herbert C. Allison, Jr.
President and Principal Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Herbert C. Allison, Jr.	President	April 30, 2007
Herbert C. Allison, Jr.	(Principal Executive Officer)

/s/ Georganne C. Proctor	Executive Vice President and Chief	April 30, 2007
Georganne C. Proctor	Financial Officer (Principal Financial and Accounting Officer)

SIGNATURE OF TRUSTEE	DATE	SIGNATURE OF TRUSTEE	DATE
*	5/1/07	*	5/1/07
Forrest Berkley		Bridget A. Macaskill
*	5/1/07	*	5/1/07
Eugene Flood		James M. Poterba
*	5/1/07	*	5/1/07
Howell E. Jackson		Maceo K. Sloan
*	5/1/07	*	5/1/07
Nancy L. Jacob		Laura T. Starks

/s/ Stewart P. Greene	5/1/07
Stewart P. Greene
as attorney-in-fact

*	Signed by Stewart P. Greene pursuant to powers of attorney filed herewith.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2(C)	Amendment to Rules and Regulations of TIAA Separate Account VA-1, adopted as of October 2, 2006

12(A)	Opinion and Consent of George W. Madison, Esq.

12(B)	Consent of Sutherland Asbill & Brennan LLP

13(A)	Consent of PricewaterhouseCoopers LLP

13(B)	Consent of Ernst & Young LLP

18	Powers of Attorney